       As filed with the Securities and Exchange Commission on December 29, 2005

                                                Securities Act File No. 33-20827
                                        Investment Company Act File No. 811-5518
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                    [X]
                  Pre-Effective Amendment No. __                           [ ]
                  Post-Effective Amendment No. 101                         [X]

                                       and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940            [X]
                  Amendment No. 103                                        [X]

                                   ----------

                               THE RBB FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

                         Bellevue Park Corporate Center
                              400 Bellevue Parkway
                              Wilmington, DE 19809
                    (Address of Principal Executive Offices)

                  Registrant's Telephone Number: (302) 792-2555

                                   Copies to:
             JAMES SHAW                        MICHAEL P. MALLOY, ESQUIRE
              PFPC Inc.                        Drinker Biddle & Reath LLP
         400 Bellevue Parkway                       One Logan Square
         Wilmington, DE 19809                    18th & Cherry Streets
 (Name and Address of Agent for Service)      Philadelphia, PA 19103-6996

It is proposed that this filing will become effective (check appropriate box)
  [ ] immediately upon filing pursuant to paragraph (b)
  [X] on December 31, 2005 pursuant to paragraph (b)
  [ ] 60 days after filing pursuant to paragraph (a)(1)
  [ ] on (date) pursuant to paragraph (a)(1)
  [ ] 75 days after filing pursuant to paragraph (a)(2)
  [ ] on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
  [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered..................Shares of Common Stock
                             n/i numeric investors
                                family of funds

                  n/i numeric investors Emerging Growth Fund

                       n/i numeric investors Growth Fund

                      n/i numeric investors Mid Cap Fund


                  n/i numeric investors Small Cap Value Fund



                 --------------------------------------------

                       advised by Numeric Investors LLC

                 --------------------------------------------

   The securities described in this prospectus have been registered with the Securities and Exchange Commission (SEC). The SEC, however, has not judged these securities for their investment merit and has not determined the accuracy or adequacy of this prospectus. Anyone who tells you otherwise is committing a criminal offense.

                                                                     Prospectus


                                                              December 31, 2005

                               TABLE OF CONTENTS


                              INTRODUCTION TO RISK/RETURN SUMMARY
                                 Who Should Invest......................     1
                                 Numeric's Investment Style.............     1

                              DESCRIPTIONS OF THE FUNDS
A look at the goals,             n/i numeric investors Emerging Growth Fund  3
strategies, risks,               n/i numeric investors Growth Fund......     5
expenses and financial           n/i numeric investors Mid Cap Fund.....     7
history of each Fund.            n/i numeric investors Small Cap Value Fund 10
                                 Additional Information on Fund Investments 12
                                 Disclosure of Portfolio Holdings.......    13

                              MANAGEMENT
Details on the                   Investment Adviser.....................    13
management and                   Other Service Providers................    15
operations of the Funds.

                              SHAREHOLDER INFORMATION
Policies and instructions for    Pricing of Fund Shares.................    16
opening, maintaining and         Market Timing..........................    16
closing an account in any of     Purchase of Fund Shares................    16
the Funds.                       Redemption of Fund Shares..............    19
                                 Exchange Privilege.....................    21
                                 Dividends and Distributions............    22
                                 Taxes..................................    22

                              FINANCIAL HIGHLIGHTS......................... 25

                              FOR MORE INFORMATION............... See Back Cover

INTRODUCTION TO RISK/RETURN SUMMARY

This prospectus has been written to provide you with the information you need to make an informed decision about whether to invest in the n/i numeric investors family of funds of The RBB Fund, Inc. (the "Company").


Four classes of common stock offered by the Company represent interests in the n/i numeric investors Emerging Growth Fund, n/i numeric investors Growth Fund, n/i numeric investors Mid Cap Fund and n/i numeric investors Small Cap Value Fund (each a "Fund," collectively the "Funds").


This prospectus has been organized so that each Fund has its own short section with important facts about that particular Fund. After you read this introduction and the short sections about Fund strategies and risks, read the sections about Purchase and Redemption of Fund Shares, which apply to all the Funds offered by this prospectus.

Who Should Invest?

Long-Term Investors Seeking Capital Appreciation. The Funds are intended for investors who are seeking long-term capital appreciation, and who do not need to earn current income from their investment in the Funds. Because of the risks associated with common stock investments, the Funds are intended to be a long-term investment vehicle and are not designed to provide investors with a means of speculating on short-term stock market movements. The Funds should not be considered a complete investment program. Most investors should maintain diversified holdings of securities with different risk characteristics--including common stocks, bonds and money market instruments. Investors may also wish to complement an investment in the Funds with other types of common stock investments.


General Considerations for Taxable Investors. High portfolio turnover (100% or more) can adversely affect taxable investors, especially those in higher marginal tax brackets, in two ways. First, short-term capital gains, which are a by-product of high turnover investment strategies, are currently taxed at rates comparable to ordinary income rates. Ordinary income tax rates are higher than long-term capital gain tax rates for middle and upper income taxpayers. Second, the frequent realization of gains, which causes taxes to be paid frequently, is less advantageous than infrequent realization of gains. Infrequent realization of gains allows the payment of taxes to be deferred to later years, allowing more of the gains to compound before taxes are paid. Numeric Investors LLC ("Numeric"), the Funds' investment adviser, advises all of its investors to consider their ability to allocate tax-deferred assets (such as individual retirement accounts (IRA) and other retirement plans) to active strategies, and taxable assets to lower turnover passive strategies, when considering their investment options.


Numeric's Investment Style

Quantitative Approach. To meet each Fund's investment objective, Numeric uses quantitative investment techniques. These quantitative techniques rely on several proprietary computer models developed by Numeric to aid in the stock selection process. Currently, Numeric classifies their models into the following types:


.. Fair Value Stock Model--This model attempts to identify companies whose stocks Numeric believes are mispriced relative to their projected earnings, growth and quality. In searching for stocks with market valuations lower than the average market valuation of stocks, this model considers, among other characteristics, price-to-earnings ratios and price-to-book ratios.

.. Growth Stock Model or Estrend(TM) Model--This model attempts to identify companies whose earnings are improving more rapidly than the earnings of the average company. It also measures recent changes in Wall Street analysts' earnings forecasts for each company, selecting for purchase companies judged likely to experience upward revisions in earnings estimates, and for sale companies thought likely to suffer downward revisions.

.. Quality of Earnings Model--This model measures the quality of earnings that a company is reporting. The Quality of Earnings Model aims to differentiate between companies with aggressive and conservative accounting practices. Numeric believes that companies using aggressive accounting practices may be prone to future earnings and revenue shocks whereas companies pursuing conservative accounting practices may have more of a cushion to make their estimates in the future. Analysis of balance sheet, income statement, accounting practices and cash flow statements leads to a Quality of Earnings score for each company.

The Fair Value Stock, Growth Stock and Quality of Earnings Models are intentionally complementary to each other. The insights they provide about each stock are from different perspectives and Numeric believes each model tends to be more effective during periods when one of the others is less effective. Combined, Numeric believes they are more likely to generate more consistent excess returns. Numeric's models incorporate dozens of characteristics for more than 2,000 companies analyzed, rapidly incorporating new market information during each trading day. The Funds' portfolio managers closely monitor this flow of information to identify what they believe are the most immediate investment opportunities.

Capital Limitation. Numeric pursues an unusual business strategy for an investment manager in that it strictly limits the amount of capital that it accepts into a Fund. It is Numeric's belief that as a pool of assets in any one strategy grows larger, the transaction costs associated with buying and selling securities for the strategy correspondingly increase. Numeric believes that too large a pool of capital in any one strategy will inevitably reduce its ability to achieve investment results that meet its objectives.


As a result, each of the Funds will close to further investment when increasing transaction costs begin to diminish the Fund's performance. Generally, when a Fund is closed to further investment, its shares are offered only to existing shareholders of the Fund and certain other persons, who generally are subject to cumulative, maximum purchase amounts, as follows: (i) persons who already hold shares of the Fund directly or through accounts maintained by brokers by arrangement with the Company, (ii) existing and future clients of financial advisors and planners whose clients already hold shares of the Fund, (iii) employees of Numeric and their spouses and children; and (iv) directors of the Company. Other persons who are shareholders of other n/i numeric investors Funds are not permitted to acquire shares of a closed Fund by exchange. Distributions to all shareholders of the closed Fund will continue to be reinvested unless a shareholder has elected otherwise.


Numeric reserves the right, subject to Board approval, to reopen a closed Fund to new investments at any time or to further restrict sales of its shares.


The n/i numeric investors Emerging Growth Fund, n/i numeric investors Growth Fund and n/i numeric investors Small Cap Value Fund are closed to investments, except as described above. For additional information, see the section below entitled "Shareholder Information-Purchase of Fund Shares, Closing of Funds."

DESCRIPTIONS OF THE FUNDS

n/i numeric investors Emerging Growth Fund
Ticker Symbol: NIMCX

Investment Goal

The Fund's investment goal is to provide long-term capital appreciation.

Primary Investment Strategies


Under normal circumstances, at the time of purchase, the Fund invests in common stocks of companies with micro- and small- sized capitalizations, similar to companies represented in the Russell 2000(R) Growth Index. Numeric determines its stock selection decisions for this Fund primarily on the basis of its Growth Stock and Quality of Earnings Models. Considered, but of less importance, is the Fair Value Stock Model.


The Fund may use futures to reduce risk to the Fund as a whole (hedge); they also may be used to maintain liquidity, commit cash pending investment or increase returns.

Key Risks

.. Common stocks may decline over short or even extended periods of time. Equity markets tend to be cyclical; there are times when stock prices generally increase, and other times when they generally decrease. Therefore, you could lose money by investing in the Fund.

.. The net asset value of the Fund will change with changes in the market value of its portfolio positions.

.. Investments in micro-cap companies involve greater risk than is customarily associated with larger more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and frequent lack of depth of management.

.. The securities of smaller-sized companies may be subject to more abrupt or erratic market movements than securities of larger more established companies.

.. The Fund's micro-cap securities may underperform small-cap, mid-cap or large-cap securities, or the equity markets as a whole when they are out of favor.

.. The Fund's use of futures may reduce returns and/or increase volatility.
  Volatility is defined as the characteristic of a security or a market to fluctuate significantly in price within a short time period.

Portfolio Turnover--The more often stocks are traded, the more the Fund will be charged brokerage commissions and other transaction costs that lower performance. In addition to higher transaction costs, high portfolio turnover, such as that experienced by the Fund, could result in the realization of taxable capital gains. Because the Fund has higher than average portfolio turnover and resultant transaction costs, the Fund is better suited for tax-deferred type accounts because of the potential for taxable capital gains.

Risk/Return Information

The chart below illustrates the Fund's long-term performance. The information shows you how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The chart and table below both assume reinvestment of dividends and distributions. As with all such investments, past performance (before and after taxes) is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund's performance would be reduced.


Total Returns for the Calendar Years Ended

December 31

                                    [CHART]

 1997    1998    1999   2000   2001     2002     2003    2004
------  ------  ------  -----  -----  --------  ------  ------
30.86%  16.27%  34.46%  2.23%  0.15%  (12.37)%  55.81%  18.86%



Best and Worst Quarterly Performance (for the periods reflected in the chart above)


                   Best Quarter:   28.66%  (quarter ended
                                           December 31, 1998
                   Worst Quarter: (19.55)% (quarter ended
                                           September 30, 2001


Year-to-date total return for the nine months ended September 30, 2005: 6.64%

Average Annual Total Returns

The table below compares the Fund's average annual total returns for the past 1 and 5 calendar years and since inception to the average annual total returns of a broad-based securities market index for the same periods. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for 1 year, 5 years and since inception compare with those of a broad measure of market performance. Past performance is not necessarily an indicator of how the Fund will perform in the future.

Average Annual Total Returns

For the Periods Ended December 31, 2004



                                                           Since
                                         1 Year 5 Years  inception*
                                         ------ -------  ----------
             n/i numeric investors
              Emerging Growth Fund
              Before Taxes.............. 18.86%  10.69%    17.44%
             n/i numeric investors
              Emerging Growth Fund
              After Taxes on
              Distributions.............  9.79%   6.71%    12.46%
             n/i numeric investors
              Emerging Growth Fund
              After Taxes on
              Distributions and Sale of
              Fund Shares............... 12.95%   6.79%    12.04%

             ------------------------------------------------------
             Russell 2000(R) Growth
              Index
              (reflects no deduction
              for fees, expenses or
              taxes)/1/................. 14.31%  (3.57)%    2.80%

--------
* Commenced operations on June 3, 1996.

/1/ The Russell 2000(R) Growth Index contains stocks from the Russell 2000(R)
    Index with greater-than-average growth orientation. Companies in this index generally have higher price to book and price to earnings ratios. The Russell 2000(R) is an index of stocks 1,001 through 3,000 in the Russell 3000(R) Index as ranked by total market capitalization. This index is segmented into growth and value categories.


Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual Fund operating expenses are paid out of Fund assets and are reflected in the Fund's price.

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

                     Maximum sales charge imposed on
                       purchases.................... None
                     Maximum deferred sales charge.. None
                     Maximum sales charge imposed on
                       reinvested dividends......... None
                     Redemption fee*................ 2.00%
                     Exchange fee................... None
                     Maximum account fee............ None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)


                   Management fees..................... 0.75%
                   Rule 12b-1 fees..................... None
                   Other expenses/(1)/................. 0.58%
                                                        ----
                   Total annual Fund operating expenses 1.33%
                                                        ====

--------
* To prevent the Fund from being adversely affected by the transaction costs associated with short-term shareholder transactions, the Fund redeems shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed that have been held for less than one year. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders. Shareholders requesting redemptions by wire are charged a transaction fee of $7.50.

/1/ "Other expenses" include audit, administration, custody, legal, registration, transfer agency, miscellaneous other charges and Shareholder Servicing Fees. The Board of Directors approved a Shareholder Services
    Plan, effective March 1, 2003, which permits the Fund to pay fees of up to 0.25% of the average daily net assets of the Fund to certain Shareholder Organizations (as defined on page 17 of the Prospectus) for services for the benefit of customers. Fees attributable to the Shareholder Services Plan for the year ended August 31, 2005 were 0.03% of the Fund's average net assets. A $15.00 custodial maintenance fee is charged per IRA account per year.


Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that you reinvested all dividends and distributions. Although your actual cost may be higher or lower, based on these assumptions your costs would be:


                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $135   $421    $729    $1,601
                         ----   ----    ----    ------


n/i numeric investors Growth Fund
Ticker Symbol: NISGX

Investment Goal

The Fund's investment goal is to provide long-term capital appreciation.

Primary Investment Strategies


Under normal circumstances, at the time of purchase, the Fund invests in common stocks of companies with small- and mid-sized capitalizations, similar to companies represented in the Russell 2500(R) Growth Index. Numeric determines its stock selection decisions for this Fund primarily on the basis of its Growth Stock and Quality of Earnings Models. Considered, but of less importance, is the Fair Value Stock Model.


The Fund may use futures to reduce risk to the Fund as a whole (hedge); they also may be used to maintain liquidity, commit cash pending investment or increase returns.

Key Risks

.. Common stocks may decline over short or even extended periods of time. Equity markets tend to be cyclical; there are times when stock prices generally increase, and other times when they generally decrease. Therefore, you could lose money by investing in the Fund.

.. The net asset value of the Fund will change with changes in the market value of its portfolio positions.

.. Investments in smaller-cap companies involve greater risk than is customarily associated with larger more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and frequent lack of depth of management.

.. The securities of smaller-sized companies may be subject to more abrupt or erratic market movements than securities of larger more established companies.

.. The Fund's securities may underperform other securities, or the equity markets as a whole when they are out of favor.

.. The Fund's use of futures may reduce returns and/or increase volatility.
  Volatility is defined as the characteristic of a security or a market to fluctuate significantly in price within a short time period.

Portfolio Turnover--The more often stocks are traded, the more the Fund will be charged brokerage commissions and other transaction costs that lower performance. In addition to higher transaction costs, high portfolio turnover, such as that experienced by the Fund, could result in the realization of taxable capital gains. Because the Fund has higher than average portfolio turnover and resultant transaction costs, the Fund is better suited for tax-deferred type accounts because of the potential for taxable capital gains.

Risk/Return Information

The chart below illustrates the Fund's long-term performance. The information shows you how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The chart assumes reinvestment of dividends and distributions. As with all such investments, past performance (before and after taxes) is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund's performance would be reduced.

Total Returns for the Calendar Years Ended

December 31

                                    [CHART]

 1997    1998    1999    2000      2001      2002     2003     2004
------   -----  ------  -------  --------  --------  ------  ------
15.61%   2.22%  49.47%  (4.31)%  (14.91)%  (19.45)%  51.14%  17.41%




Best and Worst Quarterly Performance (for the periods reflected in the chart above)


                  Best Quarter:    31.08% (quarter ended
                                          December 31, 1999)
                  Worst Quarter: (25.96)% (quarter ended
                                          September 30, 1998)



Year-to-date total return for the nine months ended September 30, 2005: 4.81%


Average Annual Total Returns

The table below compares the Fund's average annual total returns for the past 1 and 5 calendar years and since inception to the average annual total returns of a broad-based securities market index for the same periods. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for 1 year, 5 years and since inception compare with those of a broad measure of market performance. Past performance is not necessarily an indicator of how the Fund will perform in the future.

Average Annual Total Returns

For the Periods Ended December 31, 2004



                                                         Since
                                       1 Year 5 Years  inception*
                                       ------ -------  ----------
              n/i numeric investors
               Growth Fund Before
               Taxes.................. 17.41%   3.08%    10.03%
              n/i numeric investors
               Growth Fund After
               Taxes on
               Distributions.......... 17.41%   0.56%     7.54%
              n/i numeric investors
               Growth Fund After
               Taxes on Distributions
               and Sale of
               Fund Shares............ 11.32%   1.08%     7.20%

              ---------------------------------------------------
              Russell 2500(R) Growth
               Index
               (reflects no deduction
               for fees, expenses or
               taxes)/1/.............. 14.59%  (2.31)%    5.55%


--------
* Commenced operations on June 3, 1996.
/1/ The Russell 2500(R) Growth Index is an index of stocks 501 through 3,000 in the Russell 3000(R) Index, as ranked by total market capitalization. This index is segmented into growth and value categories. The Russell 2500(R) Growth Index contains stocks from the Russell 2500(R) Index with greater-than-average growth orientation. Companies in this index generally have higher price to book and price to earnings ratios.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual Fund operating expenses are paid out of Fund assets and are reflected in the Fund's price.

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition, the table shows the maximum performance fee adjustment to which Numeric may be entitled under certain performance arrangements.

Shareholder Fees (fees paid directly from your investment)

                     Maximum sales charge imposed on
                       purchases.................... None
                     Maximum deferred sales charge.. None
                     Maximum sales charge imposed on
                       reinvested dividends......... None
                     Redemption fee*................ 2.00%
                     Exchange fee................... None
                     Maximum account fee............ None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)


                   Management fees/(1)/................ 1.35%
                   Rule 12b-1 fees..................... None
                   Other expenses/(2)/................. 0.82%
                                                        ----
                   Total annual Fund operating expenses 2.17%
                                                        ====

--------
* To prevent the Fund from being adversely affected by the transaction costs associated with short-term shareholder transactions, the Fund redeems shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed that have been held for less than one year. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders. Shareholders requesting redemptions by wire are charged a transaction fee of $7.50.

/1/ Numeric is entitled to a performance based fee calculated at the end of each month using a basic fee of 0.85% and a performance fee adjustment based upon the Fund's performance during the last rolling 12 month period. The figure shown reflects the maximum performance fee adjustment to which Numeric may be entitled under certain performance arrangements. This maximum fee may be applicable only if the Fund outperforms the Russell 2500(R) Growth Index by 900 basis points (9%) and is not an indication of how the Fund will perform in the future. At the end of each month, the management fee rate is applied to the net assets averaged over the same 12-month rolling period over which the investment performance of the Fund was measured to determine the management fee. See "Management--Investment Adviser" for a further discussion.
/2/ "Other expenses" include audit, administration, custody, legal, registration, transfer agency, miscellaneous other charges and Shareholder Servicing Fees. The Board of Directors approved a Shareholder Services Plan, effective March 1, 2003, which permits the Fund to pay fees of up to 0.25% of the average daily net assets of the Fund to certain Shareholder Organizations (as defined on page 17 of the Prospectus) for services for the benefit of customers. Fees attributable to the Shareholder Services Plan for the year ended August 31, 2005 were 0.05% of the Fund's average net assets. A $15.00 custodial maintenance fee is charged per IRA account per year.


Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $220   $679   $1,164   $2,503
                         ----   ----   ------   ------


n/i numeric investors Mid Cap Fund
Ticker Symbol: NIGVX

Investment Goal

The Fund's investment goal is to provide long-term capital appreciation.

Primary Investment Strategies


Under normal circumstances, at the time of purchase, the Fund invests at least 80% of its net assets (including borrowings for investment purposes) in common stocks of companies with mid-sized capitalizations which the Fund defines as the 100th to the 1,000th largest companies (excluding American Depositary Receipts) as ranked by market capitalization. The Fund will notify shareholders sixty days in advance of any change in this policy. Numeric determines its stock selection decisions for this Fund based on its Growth Stock, Fair Value Stock and Quality of Earnings Models.


The Fund may use futures to reduce risk to the Fund as a whole (hedge); they also may be used to maintain liquidity, commit cash pending investment or increase returns.

Key Risks

.. Common stocks may decline over short or even extended periods of time. Equity markets tend to be cyclical; there are times when stock prices generally increase, and other times when they generally decrease. Therefore, you could lose money by investing in the Fund.

.. The net asset value of the Fund will change with changes in the market value of its portfolio positions.

.. Investments in smaller-cap companies involve greater risk than is customarily associated with larger more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and frequent lack of depth of management.

.. The securities of smaller-sized companies may be subject to more abrupt or erratic market movements than securities of larger more established companies.

.. The Fund's securities may underperform other securities, or the equity markets as a whole when they are out of favor.

.. The Fund's use of futures may reduce returns and/or increase volatility.
  Volatility is defined as the characteristic of a security or a market to fluctuate significantly in price within a short time period.

Portfolio Turnover--The more often stocks are traded, the more the Fund will be charged brokerage commissions and other transaction costs that lower performance. In addition to higher transaction costs, high portfolio turnover, such as that experienced by the Fund, could result in the realization of taxable capital gains. Because the Fund has higher than average portfolio turnover and resultant transaction costs, the Fund is better suited for tax-deferred type accounts because of the potential for taxable capital gains.

Risk/Return Information

The chart below illustrates the Fund's long-term performance. The information shows you how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The chart assumes reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund's performance would be reduced.


Total Returns for the Calendar Years Ended

December 31

                                    [CHART]

 1997    1998    1999    2000     2001      2002     2003     2004
------  ------  ------  ------  --------  --------  ------   ------
33.07%  13.88%  20.70%  12.11%  (12.39)%  (13.52)%  35.94%   21.76%



Best and Worst Quarterly Performance (for the periods reflected in the chart above)


                  Best Quarter:    20.51% (quarter ended
                                          December 31, 1998)
                  Worst Quarter: (19.23)% (quarter ended
                                          September 30, 2001)



Year-to-date total return for the nine months ended September 30, 2005: 10.64%


Average Annual Total Returns

The table below compares the Fund's average annual total returns for the past 1 and 5 calendar years and since inception to the average annual total returns of a broad-based securities market index for the same periods. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for 1 year, 5 years and since inception compare with those of a broad measure of market performance. Past performance is not necessarily an indicator of how the Fund will perform in the future.

Average Annual Total Returns

For the Periods Ended December 31, 2004



                                                           Since
                                          1 Year 5 Years inception*
                                          ------ ------- ----------
             n/i numeric investors
              Mid Cap Fund Before
              Taxes...................... 21.76%  7.05%    13.06%
             n/i numeric investors
              Mid Cap Fund After
              Taxes on Distributions..... 21.51%  5.40%    10.04%
             n/i numeric investors
              Mid Cap Fund After
              Taxes on Distributions
              and Sale of
              Fund Shares................ 14.25%  4.99%     9.44%

             ------------------------------------------------------
             S&P MidCap 400(R) Index
              (reflects no deduction for
              fees, expenses or
              taxes)/1/.................. 16.48%  9.54%    13.83%
             Russell Midcap(R) Index
              (reflects no deduction for
              fees, expenses or
              taxes)/2/.................. 20.22%  7.59%    11.80%

--------
* Commenced operations on June 3, 1996.

/1/ The Standard & Poor's MidCap 400(R) Index is an unmanaged capitalization-weighted index of common stocks representing all major industries in the mid-range of the U.S. Stock Market. Currently, the market capitalization range of the companies in the S&P(R) Midcap 400 Index is $1 billion to $4 billion. Please note that this range is as of a particular point in time and is subject to change. On July 26, 2004, the Board of Directors of the Company approved the Adviser's recommendation to change the Fund's benchmark from the S&P MidCap 400(R) Index to the Russell Midcap(R) Index. On November 12, 2004, the shareholders of the Fund approved the Adviser's recommendation. The Adviser elected to change the benchmark index because the Russell Midcap(R) Index more appropriately reflects the types of securities held in the portfolio and provides the best comparative performance information.
/2/ The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which represent approximately 28% of the total market capitalization of the Russell 1000(R) Index. Currently, the market capitalization range of the companies in the Russell(R) Midcap Index is $658 million to $16 billion. Please note that this range is as of a particular point in time and is subject to change.


Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual Fund operating expenses are paid out of Fund assets and are reflected in the Fund's price.

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition, the table shows the maximum performance fee adjustment to which Numeric may be entitled under certain performance arrangements.

Shareholder Fees (fees paid directly from your investment)

                     Maximum sales charge imposed on
                       purchases.................... None
                     Maximum deferred sales charge.. None
                     Maximum sales charge imposed on
                       reinvested dividends......... None
                     Redemption fee*................ 2.00%
                     Exchange fee................... None
                     Maximum account fee............ None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)


                   Management fees/(1)/................ 1.35%
                   Rule 12b-1 fees..................... None
                   Other expenses/(2)/................. 0.94%
                                                        ----
                   Total annual Fund operating expenses 2.29%
                                                        ====

--------
* To prevent the Fund from being adversely affected by the transaction costs associated with short-term shareholder transactions, the Fund redeems shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed that have been held for less than one year. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders. Shareholders requesting redemptions by wire are charged a transaction fee of $7.50.

/1/ Numeric is entitled to a performance based fee calculated at the end of each month using a basic fee of 0.85% and a performance fee adjustment based upon the Fund's performance during the last rolling 12 month period. The figures shown reflect the maximum performance fee adjustment to which Numeric may be entitled under certain performance arrangements. The maximum fee may be applicable only if the Fund outperforms the Russell Midcap(R) Index by 900 basis points (9%) and is not an indication of how the Fund will perform in the future. At the end of each month, the management fee rate is applied to the net assets averaged over the same 12-month rolling period over which the investment performance of the Fund was measured to determine the management fee. See "Management--Investment Adviser" for a further discussion.
/2/ "Other expenses" include audit, administration, custody, legal, registration, transfer agency, miscellaneous other charges and Shareholder Servicing Fees. The Board of Directors approved a Shareholder Services Plan, effective March 1, 2003, which permits the Fund to pay fees of up to 0.25% of the average daily net assets of the Fund to certain Shareholder Organizations (as defined on page 17 of the Prospectus) for services for the benefit of customers. Fees attributable to the Shareholder Services Plan for the year ended August 31, 2005 were 0.05% of the Fund's average net assets. A $15.00 custodial maintenance fee is charged per IRA account per year.


Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $232   $715   $1,225   $2,626
                         ----   ----   ------   ------


DESCRIPTION OF THE FUND

n/i numeric investors Small Cap Value Fund
Ticker Symbol: NISVX

Investment Goal

The Fund's investment goal is to provide long-term capital appreciation.

Primary Investment Strategies


Under normal circumstances, at the time of purchase, the Fund invests at least 80% of its net assets (including borrowings for investment purposes) in value-oriented common stocks of companies with market capitalizations of $2 billion or less. Effective March 6, 2006, under normal circumstances, the Fund will invest at least 80% of its net assets (including borrowings for investment purposes) in value-oriented common stocks of companies with market capitalization of $3 billion or less. The Fund will notify shareholders sixty days in advance of any change in this policy. Numeric determines its stock selection decisions for the Fund primarily on the basis of its Fair Value Stock and Quality of Earnings Models. Also considered, but of less importance, is the Growth Stock Model.


The Fund may use futures to reduce risk to the Fund as a whole (hedge); they also may be used to maintain liquidity, commit cash pending investment or increase returns.

Key Risks

.. Common stocks may decline over short or even extended periods of time. Equity markets tend to be cyclical; there are times when stock prices generally increase, and other times when they generally decrease. Therefore, you could lose money by investing in the Fund.

.. The net asset value of the Fund will change with changes in the market value of its portfolio positions.

.. Investments in smaller-cap companies involve greater risk than is customarily associated with larger more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and frequent lack of depth of management.

.. The securities of smaller-sized companies may be subject to more abrupt or erratic market movements than securities of larger more established companies.

.. The Fund's small-cap securities may underperform mid-cap or large-cap securities, or the equity markets as a whole when they are out of favor.

.. The Fund's use of futures may reduce returns and/or increase volatility.
  Volatility is defined as the characteristic of a security or a market to fluctuate significantly in price within a short time period.

Portfolio Turnover--The more often stocks are traded, the more the Fund will be charged brokerage commissions and other transaction costs that lower performance. In addition to higher transaction costs, high portfolio turnover, such as that experienced by the Fund, could result in the realization of taxable capital gains. Because the Fund has higher than average portfolio turnover and resultant transaction costs, the Fund is better suited for tax-deferred type accounts because of the potential for taxable capital gains.

Risk/Return Information

The chart below illustrates the Fund's long-term performance. The information shows you how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The chart assumes reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund's performance would be reduced.


Total Return for the Calendar Years Ended

December 31

                                    [CHART]

  1999    2000    2001   2002    2003    2004
-------  ------  ------  -----  --------------
(0.63)%  35.61%  27.89%  1.44%  49.52%  23.80%



Best and Worst Quarterly Performance (for the periods reflected in the chart above)

                  Best Quarter:    22.36% (quarter ended
                                          June 30, 2003)
                  Worst Quarter: (17.02)% (quarter ended
                                          September 30, 2002)


Year-to-date total return for the nine months ended September 30, 2005: 7.05%


Average Annual Total Returns

The table below compares the Fund's average annual total returns for the past 1 and 5 calendar years and since inception to the average annual total returns of a broad-based securities market index for the same periods. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax- deferred arrangements, such as 401(k) plans or individual retirement accounts. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for 1 year, 5 years and since inception compare with those of a broad measure of market performance. Past performance is not necessarily an indicator of how the Fund will perform in the future.

Average Annual Total Returns
For the Periods Ended December 31, 2004

                                                         Since
                                        1 Year 5 Years inception*
                                        ------ ------- ----------
               n/i numeric investors
                Small Cap Value
                Fund Before Taxes...... 23.80%  26.63%   21.89%
               n/i numeric investors
                Small Cap Value
                Fund After Taxes on
                Distributions.......... 15.86%  21.72%   17.06%
               n/i numeric investors
                Small Cap Value
                Fund After Taxes on
                Distributions and Sale
                of Fund Shares......... 15.01%  20.34%   16.08%
               --------------------------------------------------
               Russell 2000(R) Value
                Index (reflects no
                deduction for fees,
                expenses or taxes)/1/.. 22.25%  17.23%   14.16%

--------
* Commenced operations on November 30, 1998.

/1/ The Russell 2000(R) Value Index contains stocks from the Russell 2000(R)
    Index with greater-than-average value orientation. Companies in this index generally have lower price to book and price to earnings ratios. The Russell 2000(R) Index is an index of stocks 1,001 through 3,000 in the Russell 3000(R) Index as ranked by total market capitalization. This index is segmented into growth and value categories. Currently, the market capitalization range of the companies in the Russell 2000(R) Value Index is $52 million to $3 billion. Please note that this range is as of a particular point in time and is subject to change.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual Fund operating expenses are paid out of Fund assets and are reflected in the Fund's price.

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition, the table shows the maximum performance fee adjustment to which Numeric may be entitled under certain performance arrangements.

Shareholder Fees (fees paid directly from your investment)

                     Maximum sales charge imposed on
                       purchases.................... None
                     Maximum deferred sales charge.. None
                     Maximum sales charge imposed on
                       reinvested dividends......... None
                     Redemption fee*................ 2.00%
                     Exchange fee................... None
                     Maximum account fee............ None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)


                   Management fees/(1)/................ 1.35%
                   Rule 12b-1 fees..................... None
                   Other expenses/(2)/................. 0.52%
                                                        ----
                   Total annual Fund operating expenses 1.87%
                                                        ====

--------
* To prevent the Fund from being adversely affected by the transaction costs associated with short-term shareholder transactions, the Fund redeems shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed that have been held for less than one year. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders. Shareholders requesting payment of redemption proceeds by wire are charged a transaction fee of $7.50.

/1/ Numeric is entitled to a performance based fee calculated at the end of each month using a basic fee of 0.85% and a performance fee adjustment based upon the Fund's performance during the last rolling 12 month period. The figures shown reflect the maximum performance fee adjustment to which Numeric may be entitled under certain performance arrangements. The maximum fee may be applicable only if the Fund outperforms the Russell 2000(R) Value Index by 900 basis points (9%) and is not an indication of how the Fund will perform in the future. At the end of each month, the management fee rate is applied to the net assets averaged over the same 12-month rolling period over which the investment performance of the Fund was measured to determine the management fee. See "Management--Investment Adviser" for a further discussion.
/2/ "Other expenses" include audit, administration, custody, legal, registration, transfer agency, miscellaneous other charges and Shareholder Servicing Fees. The Board of Directors approved a Shareholder Services Plan, effective March 1, 2003, which permits the Fund to pay fees of up to 0.25% of the average daily net assets of the Fund to certain Shareholder Organizations (as defined on page 17 of the Prospectus) for services for the benefit of customers. Fees attributable to the Shareholder Services Plan for the fiscal year ended August 31, 2005 were 0.02% of the Fund's average net assets. A $15.00 custodial maintenance fee is charged per IRA account per year.


Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $190   $588   $1,011   $2,190
                         ----   ----   ------   ------


ADDITIONAL INFORMATION ON FUND INVESTMENTS

Each Fund may lend its portfolio securities to financial institutions. A Fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the Fund's total assets. Lending a Fund's portfolio securities involves the risk of a delay in additional collateral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if the borrower goes bankrupt.

A Fund may borrow money for temporary or emergency (not leveraging) purposes. Each Fund will not make any additional investments while borrowings exceed 5% of its total assets.

While Numeric intends to fully invest each Fund's assets at all times in accordance with its policies as described above, each Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt securities or deposits of U.S. and foreign issuers. Such investments include, but are not limited to, commercial paper, bank obligations, government securities and repurchase agreements. Numeric will determine when temporary defensive measures are warranted. To the extent that a Fund employs temporary defensive measures, it may not achieve its investment objective.


Disclosure of Portfolio Holdings

A description of the Company's policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the SAI.


MANAGEMENT

Investment Adviser


Numeric Investors LLC serves as investment adviser to the Funds. Numeric, whose principal business address is One Memorial Drive, Cambridge, Massachusetts 02142, was organized in October 1989 as a Delaware limited partnership and in 2004 was restructured as a Delaware limited liability company. As of September 30, 2005, the firm, which specializes in the active management of U.S. and international equity portfolios using internally developed quantitative stock selection and portfolio risk-control techniques, had approximately $10.4 billion in assets under management for individuals, limited partnerships, mutual funds, offshore funds, pension plans and endowment accounts.



Langdon B. Wheeler, Chartered Financial Analyst, is the founder and President of Numeric. Mr. Wheeler received his MBA from Harvard University and an undergraduate degree from Yale University.

A discussion regarding the basis for the Company's Board of Directors approving each Fund's investment advisory agreement with Numeric is available in the Funds' annual report to shareholders dated August 31, 2005.

For the Funds' fiscal year ended August 31, 2005, for its advisory services to the n/i numeric investors Emerging Growth Fund, n/i numeric investors Growth Fund, n/i numeric investors Mid Cap Fund and n/i numeric investors Small Cap Value Fund, Numeric received investment advisory fees of 0.75%, 0.52%, 0.43% and 0.62%, respectively, of each Fund's average daily net assets, after fee waivers and expense reimbursements, if any.


Numeric is entitled to a management fee of 0.75% of the n/i numeric investors Emerging Growth Fund's average daily net assets before fee waivers and expense reimbursements, if any.


Numeric is entitled to a performance based fee for the n/i numeric investors Growth Fund, n/i numeric investors Mid Cap Fund and n/i numeric investors Small Cap Value Fund. The performance based fee is calculated at the end of each month using a basic fee of 0.85% and a performance fee adjustment based upon each Fund's performance during the last rolling 12-month period. Each Fund's net performance would be compared with the performance of its benchmark index during that same rolling 12-month period. When a Fund's performance is between 4.00% and 4.99% better than its benchmark, it would pay Numeric the basic fee. When a Fund's performance is at least 5.00% better than its benchmark, it would pay Numeric more than the basic fee. If a Fund did not perform at least 4.00% better than its benchmark, Numeric would be paid less than the basic fee. Each 1.00% of the difference in performance between a Fund and its benchmark plus 4.00% during the performance period would result in a 0.10% adjustment to the basic fee. The benchmark index for the Growth Fund is the Russell 2500(R) Growth Index. The benchmark index for the Mid Cap Fund is the Russell Midcap(R) Index. The benchmark index for the Small Cap Value Fund is the Russell 2000(R) Value Index.

The maximum annualized performance adjustment rate would be + or - 0.50%, which would be added to or deducted from the basic fee if a Fund outperformed its benchmark index over a rolling 12-month period by 9.00% or more or if it underperformed its benchmark index over a rolling 12-month period.


The chart below shows what the management fee rate would be if a Fund exceeds its benchmark by the stated amount.



               Percentage Point
              Difference Between
               Fund Performance
               (Net of Expenses
              Including Advisory
              Fees) and Change in            Performance  Total
                Total Benchmark              Adjustment  Advisory
                     Index         Basic Fee    Rate     Fee Rate
              -------------------  --------- ----------- --------
              +9% or more            0.85%       0.50%     1.35%
              +8% or more but less
               than +9%              0.85%       0.40%     1.25%
              +7% or more but less
               than +8%              0.85%       0.30%     1.15%
              +6% or more but less
               than +7%              0.85%       0.20%     1.05%
              +5% or more but less
               than +6%              0.85%       0.10%     0.95%
              +4% or more but less
               than +5%              0.85%       None      0.85%
              +3% or more but less
               than +4%              0.85%      -0.10%     0.75%
              +2% or more but less
               than +3%              0.85%      -0.20%     0.65%
              +1% or more but less
               than +2%              0.85%      -0.30%     0.55%
              +0% or more but less
               than +1%              0.85%      -0.40%     0.45%
              Less than 0%           0.85%      -0.50%     0.35%


At the end of each month, the management fee rate is applied to the net assets averaged over the same 12-month rolling period over which the investment performance of each Fund was measured to determine the management fee.


Portfolio Management Team

All investment decisions with respect to each Fund are made by a team of Numeric's Portfolio Management Department. No one person is responsible for making recommendations to that team. The members of each team are as follows:

  Emerging Growth Fund, Growth Fund, and Small Cap Value Fund



               Portfolio
               Manager(s)    Since Past 5 Years' Business Experience
               ----------    ----- ---------------------------------
            Arup K. Datta    1993    Managing Director of Numeric

            Daniel M. Taylor 1999    Portfolio Manager of Numeric



Mr. Datta serves as the Managing Director of Numeric and performs some of the day-to-day trading for the accounts. Mr. Taylor serves as the Portfolio Manager of the Funds and assumes some of the day-to-day trading responsibility for the accounts. Messrs. Datta and Taylor serve as back-up to each other.

  Mid Cap Fund



              Portfolio
              Manager(s)      Since Past 5 Years' Business Experience
              ----------      ----- ----------------------------------
          Arup K. Datta       1993  Managing Director of Numeric

          Joseph J. Schirripa 2003  Portfolio Manager, Standish Mellon
                                    Asset Management, 1999 to 2003



Mr. Datta serves as the Managing Director of Numeric and performs some of the day-to-day trading for the account. Mr. Schirripa serves as the Portfolio Manager of the Fund and assumes some of the day-to-day trading responsibility for the account. Messrs. Datta and Schirripa serve as back-up to each other.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.

Other Service Providers

The following chart shows the Funds' other service providers and includes their addresses and principal activities.[LOGO]

                                    [LOGO]

                                   SHAREHOLDERS


 DISTRIBUTION AND      PRINCIPAL DISTRIBUTOR              TRANSFER AGENT
 SHAREHOLDER          PFPC Distributors, Inc.                PFPC Inc.
 SERVICES                 760 Moore Road               301 Bellevue Parkway*
                      King of Prussia, PA 19406        Wilmington, DE 19809

                 Distributes shares of the Funds.  Handles shareholder services including record-keeping and
                                                     statements, distribution of
                                                    dividends and processing of
                                                       buy and sell requests.

                                                *Do not use this address for
                                              purchases and redemptions. Please
                                                see "Purchase of Fund Shares"
                                               and "Redemption of Fund Shares"
                                              sections for further instructions.



 ASSET                   INVESTMENT ADVISER                 CUSTODIAN
 MANAGEMENT            Numeric Investors LLC         Custodial Trust Company
                         One Memorial Drive            101 Carnegie Center
                        Cambridge, MA 02142            Princeton, NJ 05840

                        Manages the Funds'          Holds the Funds' assets,
                       investment activities.     settles all portfolio trades.



 FUND                    CO-ADMINISTRATOR
 OPERATIONS    Bear Stearns Funds Management Inc.
                      383 Madison Avenue
                      New York, NY 10179

                    Assists the Funds in all
                 aspects of their administration
                        and operations

                         CO-ADMINISTRATOR
                            PFPC Inc.
                      301 Bellevue Parkway
                      Wilmington, DE 19809

                Provides facilities, equipment and
               personnel to carry out administrative
                 services related to the Funds and
                  calculates the Funds' net asset
                value, dividends and distributions.


                                BOARD OF DIRECTORS
                        Supervises the Funds' activities.

SHAREHOLDER INFORMATION

Pricing of Fund Shares

Shares of the Funds ("Shares") are priced at their net asset value ("NAV"). The NAV of each Fund is calculated as follows:

                              Value of Assets
                      NAV =   -Value of Liabilities
                              Number of Outstanding Shares

Each Fund's NAV is calculated once daily at the close of regular trading hours on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on each day the NYSE is open. The NYSE is generally open Monday through Friday, except national holidays. The Fund will effect purchases of Fund Shares at the next NAV calculated after receipt of your order or request in proper form.


The Funds' securities are valued using the closing price or the last sale price on the national securities exchange or on the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") market system where they are primarily traded. If there were no sales on that day or the securities are traded on other over-the-counter markets, the mean of the last bid and ask price prior to the market close is used. Short-term debt securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Debt securities having a remaining maturity of greater than 60 days are valued at the mean of the bid and ask prices. With the approval of the Company's Board of Directors, the Funds may use a pricing service, bank or broker-dealer experienced in providing valuations to value the Funds' securities. If market quotations are unavailable or deemed unreliable, securities will be valued by the Funds' Valuation Committee following procedures adopted by the Company's Board of Directors. The use of an independent service and fair valuation involve the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other investment companies and investors to price the same investments.


Market Timing


Market timing is defined as effecting frequent trades into or out of a fund in an effort to anticipate or time market movements. Due to the frequent and disruptive nature of this activity, it can adversely impact the ability of Numeric to invest assets in an orderly, long-term manner, which, in turn, may adversely impact the performance of the Funds. In addition, such activity also may result in dilution in the value of Fund shares held by long-term shareholders, adverse tax consequences to shareholders and increased brokerage and administrative costs. There is no assurance that the Funds will be able to identify market timers, particularly if they are investing through intermediaries.

The Board of Directors of the Company has adopted policies and procedures with respect to frequent trading of Fund shares by shareholders. Shares held for less than one year will be subject to the 2.00% transaction fee of the NAV of such Shares redeemed at the time of redemption. The 2.00% transaction fee for shares held for less than one year may be waived under certain conditions. In addition, the Funds limit the number of exchanges to three (3) times per year (at least 30 days apart). For further information on redemptions and exchanges, please see the sections titled "Shareholder Information--Redemption of Fund Shares and Exchange Privilege."


The Company reserves the right, in its sole discretion, to reject purchase orders when, in the judgment of management, such rejection is in the best interest of the Fund and its shareholders.

Purchase of Fund Shares


You may purchase Shares of each Fund at the NAV per share next calculated after your order is received by PFPC Inc. (the "Transfer Agent") in proper form as described below under "Initial Investment by Mail." After an initial purchase is made, the Transfer Agent will set up an account for you on the Company's records. The minimum initial investment in any Fund is $3,000 and the minimum additional investment is $100. You can only purchase Shares of each Fund on days the NYSE is open and through the means described below.


Initial Investment By Mail. Subject to acceptance by the Company, an account may be opened by completing and signing the application included with this Prospectus and mailing it to the Transfer Agent at the address noted below, together with a check ($3,000 minimum) payable to n/i numeric investors family of funds:

      n/i numeric investors family of funds
      c/o PFPC Inc.
      P.O. Box 9832
      Providence, RI 02940

      Or overnight to:

      n/i numeric investors family of funds
      c/o PFPC Inc.

      101 Sabin Street
      Pawtucket, RI 02860-1427


The name of the Fund(s) to be purchased should be designated on the application and should appear on the check. Subject to acceptance by the Company, payment for the purchase of Shares received by mail will be credited to a shareholder's account at the NAV per share of the Fund next determined after receipt of payment in good order.


Initial Investment By Wire. Subject to acceptance by the Company, Shares of each Fund may be purchased by wiring federal funds to PNC Bank, N.A. (see instructions below). In order to use this option your investment must be at least $3,000. A completed application should be forwarded to the Company at the address noted above under "Initial Investment by Mail" in advance of the wire. For each Fund, notification for purchase of Shares must be given to the Transfer Agent at 1-800-348-5031 prior to the close of trading on the NYSE (usually 4:00 p.m. Eastern time) on the same day. (Prior notification must also be received from investors with existing accounts.) Funds should be wired to:


      PNC Bank, N.A.
      Philadelphia, Pennsylvania
      From: (your name)
      ABA# 031-0000-53
      Account # 86-1108-2312
      F/B/O n/i numeric investors family of funds
      Ref. (Fund Name and Account Number)
      Shareholder or Account Name

Federal funds purchases will be accepted only on a day on which the NYSE and PNC Bank, N.A. are open for business.


Additional Investments. Additional investments may be made at any time by mailing a check to the Transfer Agent at the address noted above under "Initial Investment by Mail" (payable to n/i numeric investors family of funds), or by wiring monies to PNC Bank as outlined above under "Initial Investment by Wire." Additional investments by wire must be at least $3,000. For each Fund, notification for purchase of Shares must be given to the Transfer Agent at 1-800-348-5031 prior to the close of trading on the NYSE (usually 4:00 p.m. Eastern time), on the same day. Initial and additional purchases made by check cannot be redeemed until payment of the purchase has been collected. This may take up to 15 calendar days.


Additional Investments Via the Internet. You may also purchase Shares of the Funds, up to $25,000 per day with no single trade over $10,000, via the Internet. In order to engage in Internet transactions you must complete and return a separate Internet account application. You can request an Internet account application by contacting Numeric at http://www.numeric.com or by calling 1-800-numeric (686-3742). After your Internet application is received, you will receive a Welcome Letter that will provide you with further instructions.


The Company employs reasonable procedures to confirm that instructions communicated over the Internet are genuine. Such procedures include, but are not limited to, requiring a separate application for Internet access services and appropriate personal identification for each on-line session, providing written confirmations to the address of record and employing other precautions reasonably designed to protect the integrity, confidentiality and security of shareholder information. Neither the Company, Numeric, PFPC Distributors, Inc., PFPC Inc., Bear Stearns Funds Management Inc. ("BSFM") nor any agent of the Company will be liable for any loss, liability, cost or expense for following instructions communicated via the Internet that they reasonably believe to be genuine or for following such security procedures. In the event that high volume on the Internet or other technical difficulties make Internet access unavailable, investors may contact the Company through the other methods described herein.


Shareholder Organizations. Shares of the Funds may also be sold to corporations or other institutions such as trusts, foundations or broker-dealers purchasing for the accounts of others ("Shareholder Organizations"). If you purchase and redeem shares of the Funds through a Shareholder Organization, you may be charged a transaction-based fee or other fee for the services of such organization. Each Shareholder Organization is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Customers of Shareholder Organizations should read this Prospectus in light of the terms governing accounts with their Organization. The Company does not pay to or receive compensation from Shareholder Organizations for the sale of Shares.

A Shareholder Organization will be responsible for promptly transmitting client or customer purchase and redemption orders to the Fund in accordance with their agreements with the Fund and with clients or customers. A Shareholder Organization or, if applicable, its designee that has entered into an agreement with the Fund or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Fund's pricing on the following business day. If payment is not received by such time, the Shareholder Organization could be held liable for resulting fees or losses. The Fund will be deemed to have received a purchase or redemption order when a Shareholder Organization, or if applicable, its authorized designee, accepts a purchase or redemption order in good order. Orders received by the Fund in good order will be priced at the Fund's net asset value next computed after they are accepted by the Shareholder Organization or its authorized designee. If a purchase order is not received by the Fund in good order, the Transfer Agent will contact the Shareholder Organization to determine the status of the purchase order.


The Funds rely upon the integrity of the Shareholder Organizations to ensure that orders are timely and properly submitted. Each Fund cannot assure you that Shareholder Organizations properly submitted to it all purchase and redemption orders received from the Shareholder Organizations' customers before the time for determination of the Fund's net asset value in order to obtain that day's price.

Automatic Investment Plan. Additional investments in Shares of the Funds may be made automatically by authorizing the Transfer Agent to withdraw funds from your bank account through an Automatic Investment Plan. Investors desiring to participate in an Automatic Investment Plan should call the Transfer Agent at 1-800-348-5031 to obtain the appropriate forms, or complete the appropriate section of the Application included with this Prospectus. The minimum initial investment for an Automatic Investment Plan is $1,000, with minimum monthly payments of $100.


IRA Accounts. Shares of the Funds may be purchased in conjunction with IRAs, rollover IRAs, or pension, profit-sharing or other employer benefit plans. A $15.00 retirement custodial maintenance fee is charged per IRA Account per year. For further information as to applications and annual fees, contact the Transfer Agent at 1-800-348-5031. To determine whether the benefits of an IRA are available and/or appropriate, a shareholder should consult with a tax advisor.

Other Purchase Information. The Company reserves the right, in its sole discretion, to suspend the offering of Shares of the Funds or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Funds.

Purchases of the Funds' Shares will be made in full and fractional Shares of each Fund calculated to three decimal places.

The Company's officers are authorized to waive the minimum initial and subsequent investment requirements.


Good Order. You must include complete and accurate required information on your purchase request. Please see "Purchase of Fund Shares" for instructions. Purchase requests not in good order may be rejected.

Customer Identification Program. Federal law requires the Company to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Company. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Company portfolio or to involuntarily redeem an investor's Shares and close an account in the event that an investor's identity is not verified. The Company and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity cannot be verified.


Closing of Funds. Numeric will monitor the Funds' total assets and may, subject to Board approval, close any of the Funds at any time to new investments or new accounts due to concerns that a significant increase in the size of a Fund may adversely affect the implementation of Numeric's investment strategy. Numeric also may choose to reopen a closed fund to new investments at any time, and may subsequently close such Fund again should concerns regarding Fund size recur. Numeric reserves the right while a Fund is closed to accept new investments from any of its employees or their spouses, parents or children, or to further restrict the sale of its shares. If a Fund closes to new investments, the following may apply:


The closed Fund would only be offered to certain existing shareholders of that Fund and certain other persons, (who are generally subject to cumulative, maximum purchase amounts) as follows:


   a.persons who already hold shares of the closed Fund directly or through accounts maintained by brokers by arrangement with the Company,


   b.existing and future clients of financial advisors and planners whose clients already hold shares of the closed Fund,

   c.employees of Numeric and their spouses and children, and

   d.directors of the Company.


Other persons who are shareholders of other n/i numeric investors family of funds are not permitted to acquire shares of the closed Fund by exchange. Other purchase limitations may be implemented at the time of closing. Distributions to all shareholders of the closed Fund will continue to be reinvested unless a shareholder elected otherwise.


The Emerging Growth, Growth, and Small Cap Value Funds are closed to new investments, except as described above.


Redemption of Fund Shares


You may redeem Shares of the Funds at the next NAV calculated after a redemption request is received by the Transfer Agent in proper form. The NAV is calculated as of the close of trading on the NYSE (usually 4:00 p.m. Eastern time). You can only redeem Shares of the Funds on days the NYSE is open and through the means described below.

You may redeem Shares of each Fund by mail, or, if you are authorized, by telephone or via the Internet. There is no charge for a redemption. However, if you redeem Shares held for less than one year, a transaction fee of 2.00% of the NAV of the Shares redeemed at the time of the redemption will be charged. This additional transaction fee is paid to the affected Fund, not the adviser, distributor or transfer agent, as reimbursement for transaction costs associated with redemptions. The value of Shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by the Fund. For purposes of this redemption feature, Shares purchased first will be considered to be Shares first redeemed.

Redemption By Mail. Your redemption requests should be addressed to n/i numeric investors family of funds, c/o PFPC Inc., P.O. Box 9832, Providence, RI 02940, or for overnight delivery to n/i numeric investors family of funds, c/o PFPC Inc., 101 Sabin Street, Pawtucket, RI 02860-1427 and must include:

   a.a letter of instruction specifying the number of Shares or dollar amount to be redeemed, signed by all registered owners of the Shares in the exact names in which they are registered;


   b.any required signature guarantees, which are required when (i) the redemption proceeds are to be sent to someone other than the registered shareholder(s) or (ii) the redemption request is for $10,000 or more. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a Medallion Program recognized by the Securities Transfer Association. The three recognized Medallion Programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Program (MSP). Signature guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable; and

   c.other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.


Redemption By Telephone. In order to request a telephone redemption, you must have returned your account application containing a telephone election. To add a telephone redemption option to an existing account, contact the Transfer Agent by calling 1-800-348-5031. Please note that IRA accounts are not eligible for telephone redemptions.


Once you are authorized to utilize the telephone redemption option, a redemption of Shares may be requested by calling the Transfer Agent at 1-800-348-5031 and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. A wire charge of $7.50 is assessed and charged to the shareholder. If the telephone redemption option or the telephone exchange option (as described below) is authorized, the Transfer Agent may act on telephone instructions from any person representing himself or herself to be a shareholder and believed by the Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding and shareholders, not the Company or the Transfer Agent, bear the risk of loss in the event of unauthorized instructions reasonably believed by the Company or the Transfer Agent to be genuine. The Company and Transfer Agent will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the Company and Transfer Agent in connection with transactions initiated by telephone include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.

For accounts held of record by Shareholder Organizations, additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by an attorney-in-fact under power of attorney.

Redemption Via the Internet. You may also redeem and exchange Shares of the Funds, up to $25,000 per day with no single trade over $10,000, via the Internet. In order to engage in Internet transactions you must complete and return a separate Internet account application. You can request an Internet account application by contacting Numeric at http://www.numeric.com or by calling 1-800-numeric (686-3742). After your Internet application is received, you will receive a Welcome Letter that will provide you with further instructions.


The Company employs reasonable procedures to confirm that instructions communicated over the Internet are genuine. Such procedures include, but are not limited to, requiring a separate application for Internet access services and appropriate personal identification for each on-line session, providing written confirmations to the address of record and employing other precautions reasonably designed to protect the integrity, confidentiality and security of shareholder information. Neither the Company, Numeric, PFPC Distributors, Inc., PFPC Inc., BSFM nor any agent of the Company will be liable for any loss, liability, cost or expense for following instructions communicated via the Internet that they reasonably believe to be genuine or for following such security procedures. In the event that high volume on the Internet or other technical difficulties make Internet access unavailable, investors may contact the Company through the other methods described herein.


Automatic Withdrawal. Automatic withdrawal permits you to request withdrawal of a specified dollar amount (minimum of $25) on either a monthly, quarterly or annual basis if you have a $10,000 minimum account balance. An application for automatic withdrawal can be obtained from the Transfer Agent. Automatic withdrawal may be ended at any time by the investor, the Company or the Transfer Agent. Purchases of additional shares concurrently with withdrawals generally are undesirable as a shareholder may incur additional expenses and such transactions may have tax consequences.


Transaction Fee on Certain Redemptions of the Funds. The Funds require the payment of a transaction fee on redemptions of Shares held for less than one year equal to 2.00% of the NAV of such Shares redeemed at the time of redemption. This additional transaction fee is paid to the applicable Fund, not to the adviser, distributor or transfer agent. It is not a sales charge or a contingent deferred sales charge. The fee does not apply to redeemed Shares that were purchased through reinvested dividends or capital gain distributions. Shares purchased and held for less than one year will be subject to the 2.00% transaction fee of the NAV of such Shares redeemed at the time of redemption. The additional transaction fee is intended to limit short-term trading in the Funds or, to the extent that short-term trading persists, to impose the costs of that type of activity on the shareholders who engage in it. These costs include: (1) brokerage costs; (2) market impact costs--i.e., the decrease in market prices which may result when a Fund sells certain securities in order to raise cash to meet the redemption request; (3) the realization of capital gains by the other shareholders in the Fund; and (4) the effect of the "bid-ask" spread in the over-the-counter market. The 2.00% amount represents the Funds' estimate of the brokerage and other transaction costs which may be incurred by a Fund in disposing of stocks in which the Fund may invest. Without the additional transaction fee, a Fund would generally be selling its shares at a price less than the cost to the Fund of acquiring the portfolio securities necessary to maintain its investment characteristics, resulting in reduced investment performance for all shareholders in the Fund. With the additional transaction fee, the transaction costs of selling additional stocks are not borne by all existing shareholders, but the source of funds for these costs is the transaction fee paid by those investors making redemptions out of the Funds. The Company reserves the right, at its discretion, to waive, modify or terminate the additional transaction fee.


Involuntary Redemption. The Company reserves the right to redeem a shareholder's account in any Fund at any time the value of the account in such Fund falls below $500 as the result of a redemption or an exchange request. Shareholders will be notified in writing that the value of their account in a Fund is less than $500 and will be allowed 30 days to make additional investments before the redemption is processed. The transaction fee will not be charged when shares are involuntarily redeemed.

Other Redemption Information. Redemption proceeds for Shares of the Funds recently purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option.

Other than as described above, redemption proceeds ordinarily will be paid within seven days after a redemption request is received by the Transfer Agent in proper form. The Company may suspend the right of redemption or postpone the date at times when the NYSE is closed or under any emergency circumstances as determined by the SEC.


If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by a distribution in-kind of readily marketable securities held by the Fund instead of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of portfolio securities so received in payment of redemptions. The Company has elected, however, to be governed by Rule 18f-1 under the Investment Company Act of 1940, as amended, so that a Fund is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a Fund.


Proper Form. You must include complete and accurate required information on your redemption request. Please see "Redemption of Fund Shares" for instructions. Redemption requests not in proper form may be delayed.

Exchange Privilege

The exchange privilege is available to shareholders residing in any state in which the Shares being acquired may be legally sold. A shareholder may exchange Shares of any Fund for Shares of any other Fund in the n/i numeric investors family of funds up to three (3) times per year (at least 30 days apart). Such exchange will be effected at the NAV of the exchanged Fund and the NAV of the Fund to be acquired next determined after the Transfer Agent's receipt of a request for an exchange. An exchange of Shares held for less than one year (with the exception of Shares purchased through dividend reinvestment or the reinvestment of capital gains) will be subject to the 2.00% transaction fee. An exchange of Shares will be treated as a sale for federal income tax purposes. A shareholder wishing to make an exchange may do so by sending a written request to the Transfer Agent or, if authorized, by telephone or Internet.


If the exchanging shareholder does not currently own Shares of the Fund whose Shares are being acquired, a new account will be established with the same registration, dividend and capital gain distribution options as the account from which shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed. See "Redemption By Mail" for information on signature guarantees. The exchange privilege may be modified or terminated at any time, or from time to time, by the Company, upon 60 days' written notice to shareholders.


If an exchange is to a new n/i numeric investors Fund, the dollar value of Shares acquired should equal or exceed the Company's minimum for a new account; if an exchange is to an existing account, the dollar value should equal or exceed the Company's minimum for subsequent investments. If an amount remains in the n/i numeric investors Fund from which the exchange is being made that is below the minimum account value required, the account may be subject to involuntary redemption.

The Funds' exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Funds and increase transactions costs, the Funds have established a policy of limiting excessive exchange activity.



Notwithstanding these limitations, the Funds reserve the right to reject any purchase request (including exchange purchases from other n/i numeric investors Funds) that Numeric reasonably deems to be disruptive to efficient portfolio management.


Dividends and Distributions

Each Fund will distribute substantially all of its net investment income and net realized capital gains, if any, to its shareholders. Distributions are reinvested in additional full and fractional Shares of the Fund unless a shareholder elects otherwise.

The Funds expect to declare and pay dividends from net investment income annually. Net realized capital gains (including net short-term capital gains), if any, will be distributed at least annually.


Taxes

The following is a summary of certain U.S. tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are individual U.S. citizens or residents. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Federal Taxes. Each Fund contemplates distributing as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). Except as discussed below, you will be subject to federal income tax on Fund distributions regardless whether they are paid in cash or reinvested in additional Shares. Fund distributions attributable to short-term capital gains and net investment income will generally be taxable to you as ordinary income, except as discussed below.

Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, no matter how long you have owned your Fund Shares. The maximum long-term capital gain rate applicable to individuals, estates, and trusts is currently 15%. You will be notified annually of the tax status of distributions to you.

Distributions of "qualifying dividends" will also generally be taxable to you at long-term capital gain rates, as long as certain requirements are met. In general, if 95% or more of the gross income of a Fund (other than net capital gain) consists of dividends received from domestic corporations or "qualified" foreign corporations ("qualifying dividends"), then all distributions paid by the Fund to individual shareholders will be taxed at long-term capital gains rates. But if less than 95% of the gross income of a Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. For the lower rates to apply, you must have owned your Fund Shares for at least 61 days during the 121-day period beginning on the date that is 60 days before the Fund's ex-dividend date (and the Fund will need to have met a similar holding period requirement with respect to the Shares of the corporation paying the qualifying dividend). The amount of a Fund's distributions that qualify for this favorable treatment may be reduced as a result of the Fund's securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or "non-qualified" foreign corporations.

Distributions from a Fund will generally be taxable to you in the taxable year in which they are paid, with one exception. Distributions declared by a Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

A portion of distributions paid by a Fund to shareholders who are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations.

If you purchase Shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

Sales and Exchanges. You will generally recognize taxable gain or loss for federal income tax purposes on a sale, exchange or redemption of your Shares, including an exchange for Shares of another Fund, based on the difference between your tax basis in the Shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund Shares for over twelve months at the time you sell or exchange them. (To aid in computing your tax basis, you should retain your account statements for the periods during which you held Shares.)

Any loss realized on Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the Shares. Additionally, any loss realized on a sale or redemption of Shares of a Fund may be disallowed under "wash sale" rules to the extent the Shares disposed of are replaced with other Shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the Shares are disposed of, such as pursuant to a dividend reinvestment in Shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the Shares acquired.

IRAs and Other Tax-Qualified Plans. The one major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, Shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

Backup Withholding. The Funds may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients." For 2006, the withholding rate is 28%.

U.S. Tax Treatment of Foreign Shareholders. Distributions by a Fund to a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation or foreign partnership (a "foreign shareholder") will generally be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate), unless one of the following exceptions applies. Withholding will not apply if a distribution paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business of the shareholder, in which case the reporting and withholding requirements applicable to U.S. citizens or domestic corporations will apply. Distributions of capital gains (aside from capital gains on REIT Shares) are not subject to withholding tax, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily may be subject to U.S. income tax if the individual is physically present in the U.S. for more than 182 days during the taxable year. Distributions attributable to interest earned by a Fund from U.S. sources are also generally not subject to withholding tax.

State and Local Taxes. You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of a Fund's distributions, if any, that are attributable to interest on U.S. government securities. You should consult your tax adviser regarding the tax status of distributions in your state and locality.



Sunset of Tax Provisions. Some of the tax provisions described above are subject to sunset provisions. Specifically, a sunset provision provides that the 15% long-term capital gain rate and the taxation of dividends at the long-term capital gain rate will change for taxable years beginning after December 31, 2008.

Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different U.S. Federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

More information about taxes is contained in the Statement of Additional Information.

FINANCIAL HIGHLIGHTS


The table below sets forth certain financial information for the periods indicated, including per Share information results for a single Fund Share. The term "Total Investment Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions, if any. This information has been derived from each Fund's financial statements audited by PricewaterhouseCoopers LLP, the Fund's independent registered public accounting firm. This information should be read in conjunction with each Fund's financial statements which, together with the report of the independent registered public accounting firm, are included in the Funds' annual report, which is available upon request (see back cover for ordering instructions).



                                                                     Emerging Growth Fund
                                                 -----------------------------------------------------------
                                                             For the Fiscal Years Ended August 31,
                                                 -----------------------------------------------------------
                                                    2005         2004           2003        2002       2001
                                                 --------   --------       --------       -------   --------
Per Share Operating Performance
Net asset value, beginning of year.............. $  17.48   $  15.81       $  11.81       $ 12.73   $  20.99
                                                 --------   --------       --------       -------   --------
Net investment loss.............................    (0.11)     (0.11)/(1)/    (0.07)/(1)/   (0.10)     (0.07)
Net realized and unrealized gain/(loss) on
  investments/(2)/..............................     3.53       2.12           4.07         (0.82)     (3.58)
                                                 --------   --------       --------       -------   --------
Net increase/(decrease) in net assets resulting
  from operations...............................     3.42       2.01           4.00         (0.92)     (3.65)
                                                 --------   --------       --------       -------   --------
Distributions to shareholders from:
 Net realized capital gains.....................    (4.70)     (0.34)            --            --      (4.61)
                                                 --------   --------       --------       -------   --------
Redemption fees/(3)/............................       --         --             --            --         --
                                                 --------   --------       --------       -------   --------
Net asset value, end of year.................... $  16.20   $  17.48       $  15.81       $ 11.81   $  12.73
                                                 ========   ========       ========       =======   ========
Total investment return/(4)/....................    26.06%     12.71%         33.87%        (7.23)%   (20.16)%
                                                 ========   ========       ========       =======   ========
Ratios/Supplemental Data
Net assets, end of year (000's omitted)......... $156,485   $133,531       $130,286       $96,865   $139,927
Ratio of expenses to average net assets/(5)/....     1.18%      1.15%          1.20%         1.12%      1.07%
Ratio of expenses to average net assets, without
  waivers, if any...............................     1.33%      1.31%          1.36%         1.26%      1.25%
Ratio of net investment loss to average net
  assets/(5)/...................................    (0.68)%    (0.58)%        (0.55)%       (0.75)%    (0.67)%
Portfolio turnover rate.........................   318.36 %   269.90 %       227.46 %      216.40 %   280.00 %

--------
(1)Calculated based on average shares outstanding for the year.
(2)The amounts shown for a share outstanding throughout the respective years are not in accord with the changes in the aggregate gains and losses on investments during the respective years because of the timing of the sales and repurchases of fund shares in relation to fluctuating net asset values during the respective years.
(3)Amount is less than $0.01 per share.
(4)Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each year reported and includes reinvestment of dividends and distributions, if any.
(5)Reflects waivers and expense reimbursements, if any.

                                                                              Growth Fund
                                                     ------------------------------------------------------------
                                                                 For the Fiscal Years Ended August 31,
                                                     ------------------------------------------------------------
                                                         2005          2004           2003        2002      2001
                                                     -------       -------       --------       -------   -------
Per Share Operating Performance
Net asset value, beginning of year.................. $ 12.99       $ 11.53       $   9.07       $ 10.48   $ 23.69
                                                     -------       -------       --------       -------   -------
Net investment loss.................................   (0.09)/(1)/   (0.09)/(1)/    (0.08)/(1)/   (0.10)    (0.10)
Net realized and unrealized gain/(loss) on
  investments/(2)/..................................    3.18          1.55           2.54         (1.31)    (6.59)
                                                     -------       -------       --------       -------   -------
Net increase/(decrease) in net assets resulting from
  operations........................................    3.09          1.46           2.46         (1.41)    (6.69)
                                                     -------       -------       --------       -------   -------
Distributions to shareholders from:
 Net realized capital gains.........................      --            --             --            --     (6.52)
                                                     -------       -------       --------       -------   -------
Redemption fees/(3)/................................      --            --             --            --        --
                                                     -------       -------       --------       -------   -------
Net asset value, end of year........................ $ 16.08       $ 12.99       $  11.53       $  9.07   $ 10.48
                                                     =======       =======       ========       =======   =======
Total investment return/(4)/........................   23.79%        12.66%         27.12%       (13.45)%  (36.45)%
                                                     =======       =======       ========       =======   =======
Ratios/Supplemental Data
Net assets, end of year (000's omitted)............. $44,525       $36,076       $ 33,809       $34,034   $39,930
Ratio of expenses to average net assets/(5)/........    1.20%         1.36%          1.49%         1.35%     1.08%
Ratio of expenses to average net assets, without
  waivers, if any...................................    1.39%         1.59%          1.79%         1.54%     1.36%
Ratio of net investment loss to average net
  assets/(5)/.......................................   (0.62)%       (0.65)%        (0.81)%       (0.96)%   (0.70)%
Portfolio turnover rate.............................  343.20 %      291.02 %      237.59%        241.28 %  271.29 %

--------
(1)Calculated based on average shares outstanding for the year.
(2)The amounts shown for a share outstanding throughout the respective years are not in accord with the changes in the aggregate gains and losses on investments during the respective years because of the timing of the sales and repurchases of fund shares in relation to fluctuating net asset values during the respective years.
(3)Amount is less than $0.01 per share.
(4)Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each year reported and includes reinvestment of dividends and distributions, if any.
(5)Reflects waivers and expense reimbursements, if any.

                                                                        Mid Cap Fund
                                                     ------------------------------------------------
                                                           For the Fiscal Years Ended August 31,
                                                     ------------------------------------------------
                                                         2005       2004     2003     2002      2001
                                                     -------      -------  -------  -------   -------
Per Share Operating Performance
Net asset value, beginning of year.................. $ 15.82      $ 13.88  $ 11.98  $ 13.16   $ 19.22
                                                     -------      -------  -------  -------   -------
Net investment income...............................    0.02/(1)/    0.07     0.08     0.08      0.06
Net realized and unrealized gain/(loss) on
  investments/(2)/..................................    4.47         1.96     1.90    (1.22)    (2.98)
                                                     -------      -------  -------  -------   -------
Net increase/(decrease) in net assets resulting from
  operations........................................    4.49         2.03     1.98    (1.14)    (2.92)
                                                     -------      -------  -------  -------   -------
Dividends and distributions to shareholders from:
 Net investment income..............................   (0.07)       (0.09)   (0.08)   (0.06)    (0.08)
 Net realized capital gains.........................   (0.08)          --       --       --     (3.06)
                                                     -------      -------  -------  -------   -------
   Total dividends and distributions to
     shareholders...................................   (0.15)       (0.09)   (0.08)   (0.06)    (3.14)
                                                     -------      -------  -------  -------   -------
Redemption Fees.....................................      --*          --*      --*    0.02        --*
                                                     -------      -------  -------  -------   -------
Net asset value, end of year........................ $ 20.16      $ 15.82  $ 13.88  $ 11.98   $ 13.16
                                                     =======      =======  =======  =======   =======
Total investment return/(3)/........................   28.52%       14.64%   16.70%   (8.48)%  (17.42)%
                                                     =======      =======  =======  =======   =======
Ratios/Supplemental Data
Net assets, end of year (000's omitted)............. $35,832      $30,822  $26,112  $25,109   $31,198
Ratio of expenses to average net assets/(4)/........    1.23%        0.97%    1.00%    0.85%     0.91%
Ratio of expenses to average net assets without
  waivers, if any...................................    1.44%        1.35%    1.52%    1.27%     1.39%
Ratio of net investment income to average net
  assets/(4)/.......................................    0.13%        0.47%    0.66%    0.59%     0.39%
Portfolio turnover rate.............................  321.41%      292.78%  227.20%  270.77%   318.28%

--------
 * Amount is less than $0.01 per share.

(1)Calculated based on average shares outstanding for the year.
(2)The amounts shown for a share outstanding throughout the respective years are not in accord with the changes in the aggregate gains and losses on investments during the respective years because of the timing of the sales and repurchases of fund shares in relation to fluctuating net asset values during the respective years.
(3)Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each year reported and includes reinvestment of dividends and distributions, if any.
(4)Reflects waivers and expense reimbursements, if any.

                                                                 Small Cap Value Fund
                                                 ----------------------------------------------------
                                                         For the Fiscal Years Ended August 31,
                                                 ----------------------------------------------------
                                                     2005        2004      2003       2002      2001
                                                 --------      --------  --------  --------   -------
Per Share Operating Performance
Net asset value, beginning of year.............. $  19.90      $  18.46  $  16.86  $  17.61   $ 12.91
                                                 --------      --------  --------  --------   -------
Net investment income/(loss)....................     0.08/(1)/     0.09      0.05     (0.05)     0.02
Net realized and unrealized gain on
  investments/(2)/..............................     4.29          3.67      2.90      1.71      4.79
                                                 --------      --------  --------  --------   -------
Net increase in net assets resulting from
  operations....................................     4.37          3.76      2.95      1.66      4.81
                                                 --------      --------  --------  --------   -------
Dividends and distributions to shareholders
  from:
 Net investment income..........................    (0.08)        (0.09)       --     (0.02)    (0.14)
 Net realized capital gains.....................    (3.76)        (2.24)    (1.41)    (2.58)       --
                                                 --------      --------  --------  --------   -------
   Total dividends and distributions to
     shareholders...............................    (3.84)        (2.33)    (1.41)    (2.60)    (0.14)
                                                 --------      --------  --------  --------   -------
Redemption Fees.................................       --*         0.01      0.06      0.19      0.03
                                                 --------      --------  --------  --------   -------
Net asset value, end of year.................... $  20.43      $  19.90  $  18.46  $  16.86   $ 17.61
                                                 ========      ========  ========  ========   =======
Total investment return/(3)/....................    26.37%        21.46%    20.51%    13.31%    37.97%
                                                 ========      ========  ========  ========   =======
Ratios/Supplemental Data
Net assets, end of period (000's omitted)....... $242,830      $197,295  $180,497  $130,380   $35,564
Ratio of expenses to average net assets/(4)/....     0.99%         0.92%     1.55%     1.73%     1.67%
Ratio of expenses to average net assets, without
  waivers, if any...............................     1.14%         1.07%     1.70%     1.88%     2.14%
Ratio of net investment income/(loss) to
  average net assets/(4)/.......................     0.43%         0.45%     0.33%    (0.35)%    0.17%
Portfolio turnover rate.........................   348.63%       366.70%   268.07%   275.73%   277.28%

--------
*  Amount is less than $0.01 per share.

(1)Calculated based on average shares outstanding for the year.
(2)The amounts shown for a share outstanding throughout the respective years are not in accord with the changes in the aggregate gains and losses on investments during the respective years because of the timing of the sales and repurchases of fund shares in relation to fluctuating net asset values during the respective years.
(3)Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each year reported and includes reinvestment of dividends and distributions, if any.
(4)Reflects waivers and expense reimbursements, if any.

                     n/i numeric investors family of funds



                           1-800-numeric (686-3742)
                            http://www.numeric.com

For More Information:


   This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the n/i numeric investors family of funds is available free of charge, upon request, including:


Annual/Semi-Annual Reports


   These reports contain additional information about each Fund's investments, describe the Fund's performance, list portfolio holdings, and discuss recent market conditions and economic trends. The Annual Report includes each Fund's strategies that significantly affected the Fund's performance during the last fiscal year.


Statement of Additional Information


   An SAI, dated December 31, 2005, has been filed with the SEC. The SAI, which includes additional information about the n/i numeric investors family of funds, may be obtained free of charge, along with the Funds' annual and semi-annual reports, by calling (800) 348-5031. The SAI and annual and semi-annual reports are also available on the Funds' website at http://www.numeric.com. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus and is legally considered a part of this prospectus.


Shareholder Inquiries

   Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8 a.m. to 6 p.m. (Eastern time) Monday-Friday. Call: (800) 348-5031 or visit Numeric's website at http://www.numeric.com.

Written Correspondence


Post Office Address: n/i numeric investors family of funds
                     c/o PFPC Inc., PO Box 9832,
                     Providence, RI 02940
Street Address:      n/i numeric investors family of funds
                     c/o PFPC Inc., 101 Sabin Street
                     Pawtucket, RI 02860-1427


Securities and Exchange Commission


   You may also view and copy information about the Company and the Funds, including the SAI, by visiting the SEC's Public Reference Room in Washington, D.C. or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You may also obtain copies of Fund documents by paying a duplicating fee and sending an electronic request to the following e-mail address: publicinfo@sec.gov, or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102. You may obtain information on the operation of the public reference room by calling the SEC at 1-202-942-8090.

   NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUNDS' SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.


INVESTMENT COMPANY ACT FILE NO. 811-05518
                             n/i numeric investors
                                family of funds

                  n/i numeric investors Emerging Growth Fund

                       n/i numeric investors Growth Fund

                      n/i numeric investors Mid Cap Fund


                  n/i numeric investors Small Cap Value Fund


                 (Investment Portfolios of The RBB Fund, Inc.)

                      STATEMENT OF ADDITIONAL INFORMATION


                               DECEMBER 31, 2005

   This Statement of Additional Information ("SAI") provides information about the n/i numeric investors Emerging Growth Fund (the "Emerging Growth Fund"), the n/i numeric investors Growth Fund (the "Growth Fund"), the n/i numeric investors Mid Cap Fund (the "Mid Cap Fund") and the n/i numeric investors Small Cap Value Fund (each a "Fund," collectively, the "Funds") of The RBB Fund, Inc. (the "Company"). This information is in addition to the information contained in the Prospectus for the Funds dated December 31, 2005 (the "Prospectus").

   This SAI is not a prospectus. It should be read in conjunction with the Prospectus and the Funds' Annual Report dated August 31, 2005. The financial statements and notes contained in the Annual Report are incorporated by reference into this SAI. No other part of the Annual Report is incorporated by reference herein. Copies of the Prospectus and Annual Report may be obtained from Numeric Investors LLC ("Numeric" or "Adviser"), the investment adviser, by calling toll-free (800) NUMERIC 686-3742.

                               TABLE OF CONTENTS


            GENERAL INFORMATION................................   2

            INVESTMENT INSTRUMENTS AND POLICIES................   2

            INVESTMENT LIMITATIONS.............................  15

            DISCLOSURE OF PORTFOLIO HOLDINGS...................  16

            MANAGEMENT OF THE COMPANY..........................  18

            CODE OF ETHICS.....................................  24

            PROXY VOTING POLICIES..............................  24

            CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES  24

            INVESTMENT ADVISORY AND OTHER SERVICES.............  26

            FUND TRANSACTIONS..................................  35

            PURCHASE AND REDEMPTION INFORMATION................  36

            TELEPHONE TRANSACTION PROCEDURES...................  37

            VALUATION OF SHARES................................  37

            TAXES..............................................  38

            ADDITIONAL INFORMATION CONCERNING COMPANY SHARES...  40

            MISCELLANEOUS......................................  45

            FINANCIAL STATEMENTS...............................  45

            APPENDIX A......................................... A-1

            APPENDIX B......................................... B-1

                              GENERAL INFORMATION


   The Company is an open-end management investment company currently operating or proposing to operate nineteen separate investment companies, two of which have not commenced operations as of the date of this SAI. The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act") and was organized as a Maryland corporation on February 29, 1988. This SAI pertains to shares representing interests in the diversified Funds offered by the Prospectus.


                      INVESTMENT INSTRUMENTS AND POLICIES

   The following supplements the information contained in the Prospectus concerning the investment objectives and policies of the Funds.


   n/i numeric investors Emerging Growth Fund. The Emerging Growth Fund's investment goal is to provide long-term capital appreciation. Under normal circumstances, at the time of purchase, the Fund invests in common stocks of companies with micro- and small-sized capitalizations, similar to companies represented in the Russell 2000(R) Growth Index.

   n/i numeric investors Growth Fund. The Growth Fund's investment goal is to provide long-term capital appreciation. Under normal circumstances, at the time of purchase, the Fund invests in common stocks of companies with small- and mid-sized capitalizations, similar to companies represented in the Russell 2500
(R) Growth Index.

   n/i numeric investors Mid Cap Fund. The Mid Cap Fund's investment goal is to provide long term capital appreciation. Under normal circumstances, at the time of purchase, the Fund invests at least 80% of its net assets (including borrowings for investment purposes) in common stocks of companies with mid-sized capitalizations which the Fund defines as the 100th to the 1,000th largest companies (excluding American Depositary Receipts) as ranked by market capitalization. The Fund will notify shareholders sixty days in advance of any change in this policy.

   n/i numeric investors Small Cap Value Fund. The Small Cap Value Fund's investment goal is to provide long-term capital appreciation. Under normal circumstances, at the time of purchase, the Fund invests at least 80% of its net assets (including borrowings for investment purposes) in value-oriented common stocks of companies with market capitalizations of $2 billion or less. Effective March 6, 2006, under normal circumstances, the Fund will invest at least 80% of its net assets (including borrowings for investment purposes) in value-oriented common stocks of companies with market capitalizations of $3 billion or less. The Fund will notify shareholders sixty days in advance of any change in this policy.

   The Adviser may not invest in all of the instruments or use all of the investment techniques permitted by the Funds' Prospectus and this SAI or invest in such instruments or engage in such techniques to the full extent permitted by the Funds' investment policies and limitations.


Borrowing Money

The Funds are permitted to borrow to the extent permitted under the 1940 Act and to mortgage, pledge or hypothecate their respective assets in connection with such borrowings in amounts not in excess of 125% of the dollar amounts borrowed. The 1940 Act permits an investment company to borrow in an amount up to 33 1/3% of the value of such company's total assets. However, the Funds currently intend to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of their respective total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. If the securities held by a Fund should decline in value while borrowings are outstanding, the net asset value ("NAV") of the Fund's outstanding shares will decline in value by proportionately more than the decline in value suffered by the Fund's securities. As a result, a Fund's share price may be subject to greater fluctuation until the borrowing is paid off. No Fund will make any additional investments while borrowings exceed 5% of its total assets.


Convertible Securities

The Funds may invest in convertible securities, such as convertible debentures, bonds and preferred stock, primarily for their equity characteristics. Convertible securities may be converted into common stock at a specified share price or ratio. Because the price of the common stock may fluctuate above or below the specified price or ratio, a Fund may have the opportunity to purchase the common stock at below market price. On the other hand, fluctuations in the price of the common stock could render the right of conversion worthless.

Debt Securities

The Funds may invest in debt securities rated no less than investment grade by either Standard & Poor's Ratings Services ("S&P") or Moody's Investors Service, Inc. ("Moody's"). Bonds in the lowest investment grade debt category (e.g., bonds rated BBB by S&P or Baa by Moody's) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. The Funds will not retain a bond that was rated as investment grade at the time of purchase but whose rating is subsequently downgraded below investment grade. The value of debt securities held by a Fund will tend to vary inversely in relation to changes in prevailing interest rates. Thus, if interest rates have increased from the time a debt security was purchased, such security, if sold, might be sold at a price less than its cost. Conversely, if interest rates have declined from the time a debt security was purchased, the debt security, if sold, might be sold at a price greater than its cost.

Depositary Receipts

The Funds' assets may be invested in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or Global Depositary Receipts ("GDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs and EDRs are receipts typically issued by a United States or European bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs are depositary receipts structured like global debt issues to facilitate international trading. The Funds may invest in ADRs, EDRs and GDRs through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

Equity Markets

The Funds invest primarily in equity markets at all times. Equity markets can be highly volatile, so that investing in the Funds involves substantial risk. In addition, the Funds can and will typically invest in stocks that are riskier and more volatile than the average stock. As a result, investing in these Funds involves risk of substantial loss of capital.


Futures and Options

The Funds may write covered call options, buy put options, buy call options and write put options, without limitation except as noted below. Such options may relate to particular securities or to various indexes and may or may not be listed on a national securities exchange or issued by the Options Clearing Corporation. The Funds may also invest in futures contracts and options on futures contracts (index futures contracts or interest rate futures contracts, as applicable) for hedging purposes, including conversion of cash to equity.

The risks related to the use of options and futures contracts include: (i) the correlation between movements in the market price of a Fund's investments (held or intended for purchase) being hedged and in the price of the futures contract or option may be imperfect; (ii) possible lack of a liquid secondary market for closing out options or futures positions; (iii) the need for additional portfolio management skills and techniques; and (iv) losses due to unanticipated market movements. Successful use of options and futures by the Funds is subject to Numeric's ability to predict correctly movements in the direction of the market. For example, if a Fund uses future contracts as a hedge against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions. The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor. Thus, a purchase or sale of a futures contract may result in losses or gains in excess of the amount invested in the contract.


Futures


Futures Contracts. Each Fund may enter into futures contracts. To enter into a futures contract, a Fund must make a deposit of an initial margin with its custodian in a segregated account in the name of the futures broker or directly with the futures broker itself. Subsequent payments to or from the broker, called variation margin, will be made on a daily basis as the price of the underlying security or index fluctuates, making the long and short positions in the futures contracts more or less valuable.


When a Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When a Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when a Fund enters into the contract. The underlying instrument may be a specified type of security, such as U.S. Treasury bonds or notes.

The majority of futures contracts are closed out by entering into an offsetting purchase or sale transaction in the same contract on the exchange where they are traded, rather than being held for the life of the contract. Futures contracts are closed out at their current prices, which may result in a gain or loss.

If a Fund holds a futures contract until the delivery date, it will be required to complete the purchase and sale contemplated by the contract. In the case of futures contracts on securities, the purchaser generally must deliver the agreed-upon purchase price in cash, and the seller must deliver securities that meet the specified characteristics of the contract.


A Fund may purchase futures contracts as an alternative to purchasing actual securities. For example, if a Fund intended to purchase bonds but had not yet done so, it could purchase a futures contract in order to lock in current bond prices while deciding on particular investments. This strategy is sometimes known as an anticipatory hedge. Alternatively, a Fund could purchase a futures contract if it had cash and short-term securities on hand that it wished to invest in longer-term securities, but at the same time the Fund wished to maintain a highly liquid position in order to be prepared to meet redemption requests or other obligations. In these strategies a Fund would use futures contracts to attempt to achieve an overall return -- whether positive or negative -- similar to the return from longer-term securities, while taking advantage of the potentially greater liquidity that futures contracts may offer. Although a Fund would hold cash and liquid debt securities in a segregated account with a value sufficient to cover its open futures obligations, the segregated assets would be available to the Fund immediately upon closing out the futures position, while settlement of securities transactions can take several days.

Each Fund may sell futures contracts to hedge its other investments against changes in value, or as an alternative to sales of securities. For example, if the Adviser anticipated a decline in the price of a particular security, but did not wish to sell such securities owned by a Fund, it could sell a futures contract in order to lock in a current sale price. If prices subsequently fell, the futures contract's value would be expected to rise and offset all or a portion of the loss in the securities that the Fund has hedged. Of course, if prices subsequently rose, the futures contract's value could be expected to fall and offset all or a portion of the benefit of the Fund.

Futures margin payments. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker (known as a futures commission merchant, or FCM), when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange where the contract is traded, and may be maintained in cash or high quality liquid securities. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments are similar to good faith deposits or performance bonds, unlike margin extended by a securities broker, and initial and variation margin payments do not constitute purchasing securities on margin for purposes of a Fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to a return of margin owed to it only in proportion to the amount received by the FCM's other customers. The investment adviser will attempt to minimize this risk by careful monitoring of the creditworthiness of the FCMs with which the Funds do business.

Correlation of price changes. The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is likely that the standardized futures contracts available to a Fund will not match the Fund's current or anticipated investments. Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation between a Fund's investments and its futures positions may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits for futures contracts. The Funds may purchase or sell futures contracts with a greater or lesser value than the securities they wish to hedge or intend to purchase in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce anticipated gains or result in losses that are not offset by the gains in the Fund's other investments.

Liquidity of futures contracts. Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of seven days for some types of securities, the futures markets can provide liquidity superior to the securities markets in many cases. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, it would prevent prompt liquidation of unfavorable futures positions, and potentially could require a Fund to continue to hold a futures position until the delivery date regardless of changes in its value. As a result, the Fund's access to other assets held to cover its futures positions could also be impaired. The ultimate result of these factors may be a loss of dollars.

Put and Call Options

Options trading is a highly specialized activity which entails greater than ordinary investment risks. A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

The Funds will engage in unlisted over-the-counter options only with broker-dealers deemed creditworthy by Numeric. Closing transactions in certain options are usually effected directly with the same broker-dealer that effected the original option transaction. The Funds bear the risk that the broker-dealer will fail to meet its obligations. There is no assurance that the Funds will be able to close an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to do so in connection with the purchase or sale of options.

Purchasing Put Options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. The option may give a Fund the right to sell only on the option's expiration date, or may be exercisable at any time up to and including that date. In return for this right, a Fund pays the current market price for the option (known as the option premium). The option's underlying instrument may be a security or a futures contract.

A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. If a Fund exercises a put option on a futures contract, it assumes a seller's position in the underlying futures contract. Purchasing an option on a futures contract does not require a Fund to make futures margin payments unless it exercises the option. A Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

Put options may be used by a Fund to hedge securities it owns, in a manner similar to selling futures contracts, by locking in a minimum price at which the Fund can sell. If security prices fall, the value of the put option would be expected to rise and offset all or a portion of the Fund's resulting losses. The put thus acts as a hedge against a fall in the price of such securities. However, all other things being equal (including securities prices) option premiums tend to decrease over time as the expiration date nears. Therefore, because of the cost of the option in the form of the premium (and transaction costs), a Fund would expect to suffer a loss in the put option if prices do not decline sufficiently to offset the deterioration in the value of the option premium. This potential loss represents the cost of the hedge against a fall in prices. At the same time, because the maximum a Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for a Fund to profit from an increase in the value of the securities hedged to the same extent as selling a futures contract.


Purchasing Call Options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). By purchasing a call option, a Fund would attempt to participate in potential price increases of the underlying instrument, with results similar to those obtainable from purchasing a futures contract, but with risk limited to the cost of the option if security prices fall. At the same time, a Fund can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.


The Funds will purchase call options only in connection with "closing purchase transactions." A Fund may terminate its position in a call option by entering into a closing purchase transaction. A closing purchase transaction is the purchase of a call option on the same security with the same exercise price and call period as the option previously written by a Fund. If a Fund is unable to enter into a closing purchase transaction, the Fund may be required to hold a security that it might otherwise have sold to protect against depreciation.

Writing Put Options. When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, a Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract a Fund will be required to make margin payments to an FCM as described above for futures contracts. A Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option a Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.


Each Fund may write put options as an alternative to purchasing actual securities. If security prices rise, a Fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the Fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the Fund would expect to suffer a loss. This loss should be less than the loss the Fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline. As with other futures and options strategies used as alternatives for purchasing securities, a Fund's return from writing put options generally will involve a smaller amount of interest income than purchasing longer-term securities directly, because the Fund's cash will be invested in shorter-term securities which usually offer lower yields.


Writing Call Options. Writing a call option obligates a Fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, as described above, except that writing covered call options generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a Fund would seek to mitigate the effects of a price decline. At the same time, because the Fund would have to be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, the Fund would give up some ability to participate in security price increases when writing call options.


Combined Option Positions. A Fund may purchase and write options in combination with each other to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Risks of Options Transactions. Options are subject to risks similar to those described above with respect to futures contracts, including the risk of imperfect correlation between the option and a Fund's other investments and the risk that there might not be a liquid secondary market for the option. In the case of options on futures contracts, there is also a risk of imperfect correlation between the option and the underlying futures contract. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which a Fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid. The liquidity of options may also be affected if options exchanges impose trading halts, particularly when markets are volatile.


Asset Coverage for Futures and Options Positions. A Fund will not use leverage in its options and futures strategies. A Fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. A Fund will not enter into an option or futures position that exposes the Fund to an obligation to another party unless it owns either (i) an offsetting position in securities or other options or futures contracts or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. A Fund will comply with guidelines established by the Securities and Exchange Commission ("SEC") with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and liquid securities in a segregated account with its custodian bank in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations. Depending on the asset levels that are required to be segregated, a Fund may be required to sell assets it would not otherwise liquidate.

Limitations on Futures and Options Transactions. The Company, on behalf of the Funds, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading
Commission ("CFTC") and the National Futures Association, which regulate trading in the futures markets. Pursuant to Section 4.5 of the regulations under the Commodity Exchange Act, a Fund will not enter into any commodity futures contract or option on a commodity futures contract for non-hedging purposes if, as a result, the sum of initial margin deposits on commodity futures contracts and related commodity options and premiums paid for options on commodity futures contracts the Fund has purchased would exceed 5% of the Fund's net assets after taking into account unrealized profits and losses on such contracts, except as may be otherwise permitted under applicable regulations.

The Funds' limitations on investments in futures contracts and their policies regarding futures contracts and the limitations on investments in options and its policies regarding options discussed above in this SAI, are not fundamental policies and may be changed by the Company's Board of Directors as regulatory agencies permit. The Funds will not modify the above limitations to increase their permissible futures and options activities without supplying additional information in a current Prospectus or SAI that has been distributed or made available to the Funds' shareholders.

Illiquid Securities

A Fund may not invest more than 15% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days and securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

Mutual funds do not typically hold a significant amount of illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

The Funds may purchase securities which are not registered under the Securities Act of 1933, as amended (the "1933 Act") but which may be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as the Adviser determines that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing restricted securities.

The Adviser will monitor the liquidity of restricted securities in the Funds under the supervision of the Board of Directors. In reaching liquidity decisions, the Adviser may consider, among others, the following factors:
(1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Investment Company Securities

The Funds may invest in securities issued by other investment companies. Under the 1940 Act, the Funds' investments in such securities currently are limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of a Fund's total assets with respect to any one investment company and (iii) 10% of a Fund's total assets with respect to investment companies in the aggregate. Investments in the securities of other investment companies will involve duplication of advisory fees and certain other expenses. The Funds presently intend to invest in other investment companies only as investment vehicles for short-term cash. The Funds will only invest in securities of other investment companies which are purchased on the open market with no commission or profit to a sponsor or dealer, other than the customary brokers commission, or when the purchase is part of a plan of merger, consolidation, reorganization or acquisition.

Lending of Fund Securities

The Funds may lend their portfolio securities to financial institutions. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreases below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, which Numeric deems to be of good standing and only when, in Numeric's judgment, the income to be earned from the loans justifies the attendant risks. A Fund may not make loans in excess of 33 1/3% of the value of its total assets.

Market Fluctuation

Because the investment alternatives available to each Fund may be limited by the specific objective of that Fund, investors should be aware that an investment in a particular Fund may be subject to greater market fluctuation than an investment in a portfolio of securities representing a broader range of investment alternatives. In view of the specialized nature of the investment activities of each Fund, an investment in any single fund should not be considered a complete investment program.

Micro Cap and Small Cap Stocks

Securities of companies with micro and small capitalizations tend to be riskier than securities of companies with medium or large capitalizations. This is because micro and small cap companies typically have smaller product lines and less access to liquidity than mid cap or large cap companies, and are therefore more sensitive to economic downturns. In addition, growth prospects of micro and small cap companies tend to be less certain than mid or large cap companies, and the dividends paid on micro and small cap stocks are frequently negligible. Moreover, micro and small cap stocks have, on occasion, fluctuated in the opposite direction of large cap stocks or the general stock market. Consequently, securities of micro and small cap companies tend to be more volatile than those of mid and large cap companies. The market for micro cap securities may be thinly traded and, as a result, greater fluctuations in the price of micro cap securities may occur.

Portfolio Turnover

The Funds may be subject to a greater degree of turnover and thus a higher incidence of short-term capital gains taxable as ordinary income than might be expected from portfolios which invest substantially all of their assets on a long-term basis, and correspondingly larger brokerage charges and other transaction costs can be expected to be borne by the Funds. Investment strategies that require periodic changes to portfolio holdings with the expectation of outperforming equity indices are called "active" strategies. These compare with "passive" or "index" strategies, which hold only the stocks in the equity indices. Passive strategies trade infrequently -- only as the indices change. Most equity mutual funds, including the Funds, pursue active strategies, which have higher turnover than passive strategies.

High portfolio turnover (100% or more) can adversely affect taxable investors, especially those in higher marginal tax brackets, in two ways: First, short term capital gains, which are a by-product of high turnover investment strategies, are currently taxed at rates comparable to ordinary income rates. Ordinary income tax rates are higher than long-term capital gain tax rates for middle and upper income taxpayers. Second, the frequent realization of gains, which causes taxes to be paid frequently, is less advantageous than infrequent realization of gains. Infrequent realization of gains allows the payment of taxes to be deferred to later years, allowing more of the gains to compound before taxes are paid. Consequently after-tax compound rates of return will generally be higher for taxable investors using investment strategies with very low turnover, all else being equal.

Although tax considerations should not typically drive an investment decision, investors should consider their ability to allocate tax-deferred (such as Individual Retirement Account and 401(k) plans) versus taxable assets when considering where to invest. For further information, see the section entitled "Taxes."

The portfolio turnover rate is calculated by dividing the lesser of a Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities with maturities at the time of acquisition of one year or less) by the monthly average value of the securities in the portfolio during the year.


Repurchase Agreements

The Funds may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The financial institutions with whom the Funds may enter into repurchase agreements will be banks and broker/dealers which Numeric considers creditworthy pursuant to criteria approved by the Board of Directors. Numeric will consider, among other things, whether a repurchase obligation of a seller involves minimal credit risk to a Fund in determining whether to have the Fund enter into a repurchase agreement. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price plus accrued interest. Numeric will mark to market daily the value of the securities and will, if necessary, require the seller to maintain additional securities, to ensure that the value is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose a Fund to a possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

The repurchase price under repurchase agreements generally equals the price paid by the Fund involved plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by the Company's custodian in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by the Fund involved under the 1940 Act.

Reverse Repurchase Agreements


Reverse repurchase agreements involve the sale of securities held by a Fund subject to the Fund's agreement to repurchase the securities at an agreed upon price, date and rate of interest. Such agreements are considered to be borrowings under the 1940 Act, and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, a Fund will maintain in a segregated account with its custodian or a qualified sub-custodian, cash or other liquid securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement and will monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price of the securities the Fund is obligated to repurchase and the return on the cash exchanged for the securities.


Rights Offerings and Purchase Warrants

Rights offerings and purchase warrants are privileges issued by a corporation which enable the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short lifespan to expiration. The purchase of rights or warrants involves the risk that a Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not executed prior to the rights and warrants expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

Section 4(2) Paper

"Section 4(2) paper" is commercial paper which is issued in reliance on the "private placement" exemption from registration which is afforded by
Section 4(2) of the 1933 Act. Section 4(2) paper is restricted as to disposition under the federal securities laws and is generally sold to institutional investors such as the Funds which agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. See "Illiquid Securities" and Appendix "A" for a list of commercial paper ratings.

Short-Term Debt Obligations

The Funds may purchase money market instruments to the extent consistent with their investment objectives and policies. Such instruments include U.S. government obligations, repurchase agreements, certificates of deposit, bankers acceptances and commercial paper.

Temporary Investments

The short-term and medium-term debt securities in which the Funds may invest for temporary defensive purposes consist of: (a) obligations of the United States or foreign governments, their respective agencies or instrumentalities;
(b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and foreign corporations; and (e) repurchase agreements with banks and broker-dealers with respect to such securities.

U.S. Government Obligations


The Funds may purchase U.S. government agency and instrumentality obligations that are debt securities issued by U.S. government-sponsored enterprises and federal agencies. Some obligations of agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. government or by U.S. Treasury guarantees, such as securities of the Government National Mortgage Association ("GNMA") and the Federal Housing Authority; others, by the ability of the issuer to borrow, provided approval is granted, from the U.S. Treasury, such as securities of Freddie Mac and others, only by the credit of the agency or instrumentality issuing the obligation, such as securities of Fannie Mae and the Federal Loan Banks. Such guarantees of U.S. government securities held by a Fund do not, however, guarantee the market value of the shares of the Fund. There is no guarantee that the U.S. government will continue to provide support to its agencies or instrumentalities in the future. U.S. government obligations that are not backed by the full faith and credit of the U.S. government are subject to greater risks than those that are backed by the full faith and credit of the U.S. government. All U.S. government obligations are subject to interest rate risk.

Each Fund's net assets may be invested in obligations issued or guaranteed by the U.S. Treasury or the agencies or instrumentalities of the U.S. government, including, if applicable, options and futures on such obligations. The maturities of U.S. government securities usually range from three months to thirty years. Examples of types of U.S. government obligations include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, GNMA, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, the Maritime Administration, the Asian-American Development Bank and the Inter-American Development Bank. U.S. government securities may include inflation-indexed fixed income securities, such as U.S. Treasury Inflation Protected Securities (TIPS). The interest rate of TIPS, which is set at auction, remains fixed throughout the term of the security and the principal amount of the security is adjusted for inflation. The inflation-adjusted principal is not paid until maturity.


When-Issued Securities and Forward Commitments

Each Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), and permit a Fund to lock-in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place. A Fund's when-issued purchases and forward commitments are not expected to exceed 25% of the value of its total assets absent unusual market conditions. Each Fund does not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of their investment objectives.

                                    *  *  *


The Company's Board of Directors may change the Funds' investment objectives and policies described above without shareholder approval. Shareholders will be provided 30 days' prior written notice of any change in a Fund's investment objective. There is no assurance that the investment objectives of the Funds will be achieved.

                            INVESTMENT LIMITATIONS


   Each Fund has adopted the following fundamental investment limitations which may not be changed with respect to the Fund without the affirmative vote of the holders of a majority of the Fund's outstanding shares (as defined in Section 2(a)(42) of the 1940 Act). As used in this SAI and in the Prospectus, "shareholder approval" and a "majority of the outstanding shares" of a Fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment limitation, the lesser of (1) 67% of the shares of the particular Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of such Fund.


   The Funds may not:

    1. Purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, if immediately after and as a result of such purchase more than 5% of a Fund's total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by a Fund, except that up to 25% of the value of a Fund's assets may be invested without regard to such limitation.


    2. Borrow money, except to the extent permitted under the 1940 Act or mortgage, pledge or hypothecate any of their respective assets in connection with any such borrowing except in amounts not in excess of 125% of the dollar amounts borrowed. The 1940 Act permits an investment company to borrow in an amount up to 33 1/3% of the value of such company's total assets. For purposes of this investment limitation, the entry into options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes shall not constitute borrowings.


    3. Purchase any securities which would cause, at the time of purchase, 25% or more of the value of the total assets of a Fund to be invested in the obligations of issuers in any industry, provided that there is no limitation with respect to investments in U.S. government obligations.

    4. Make loans, except that a Fund may purchase or hold debt obligations in accordance with its investment objective, policies and limitations, may enter into repurchase agreements for securities, and may lend portfolio securities against collateral consisting of cash or securities which are consistent with the Fund's permitted investments, which is equal at all times to at least 100% of the value of the securities loaned. There is no investment restriction on the amount of securities that may be loaned, except that payments received on such loans, including amounts received during the loan on account of interest on the securities loaned, may not (together with all non-qualifying income) exceed 10% of a Fund's annual gross income (without offset for realized capital gains) unless, in the opinion of counsel to the Company, such amounts are qualifying income under Federal income tax provisions applicable to regulated investment companies.


    5. Purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions, and except that a Fund may establish margin accounts in connection with its use of options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

    6. Underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, a Fund may be deemed an underwriter under federal securities laws.

    7. Purchase or sell real estate or real estate limited partnership interests, provided that a Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein or in real estate investment trusts.

    8. Purchase or sell commodities or commodity contracts, except that a Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

    9. Invest in oil, gas or mineral-related exploration or development programs or leases.

    10.Purchase any securities issued by any other investment company, except to the extent permitted by the 1940 Act and except in connection with the merger, consolidation or acquisition of all the securities or assets of such an issuer.

    11.Make investments for the purpose of exercising control or management, but each Fund will vote those securities it owns in its portfolio as a shareholder in accordance with its views.

    12.Issue any senior security, as defined in Section 18(f) of the 1940 Act, except to the extent permitted by the 1940 Act.


    13.Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings as described in investment limitation no. 2 above and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.


                                    *  *  *

   If a percentage restriction under one of the Funds' investment policies or limitations or the use of assets is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation (except with respect to any restrictions that may apply to borrowings or senior securities issued by a Fund).

                       DISCLOSURE OF PORTFOLIO HOLDINGS


   The Company has adopted, on behalf of the Funds, a policy relating to the disclosure of the Funds' portfolio securities. The policies relating to the disclosure of a Funds' portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the Fund's operation without compromising the integrity or performance of the Fund. It is the policy of the Company that disclosure of a Fund's portfolio holdings to a select person or persons prior to the release of such holdings to the public ("selective disclosure") is prohibited, unless there are legitimate business purposes for selective disclosure.

   The Company discloses portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal and state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. As required by the federal securities laws, including the 1940 Act, the Company will disclose the Funds' portfolio holdings in applicable regulatory filings, including shareholder reports, reports on Form N-CSR and Form N-Q or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

   The Adviser currently makes the Funds' complete portfolio holdings, top ten holdings, sector weightings and other portfolio characteristics publicly available on its web site, www.numeric.com, as disclosed in the following table:


Information Posting                 Frequency of Disclosure Date of Web Posting
-------------------                 ----------------------- -------------------
Complete Portfolio Holdings               Semi-Annual       Upon completion of annual and
                                                            semi-annual reports
Top 10 Portfolio Holdings and other       Quarterly         5 calendar days after the end of
portfolio characteristics                                   each calendar quarter


   The scope of the information relating to the Funds' portfolios that is made available on the web site may change from time to time without notice. The Adviser or its affiliates may include each Fund's portfolio information that has already been made public through a Web posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that, in the case of information made public through the Web, the information is disclosed no earlier than the day after the date of posting to the Web site.

   The Company may distribute or authorize the distribution of information about the Fund's portfolio holdings that is not publicly available to its third-party service providers of the Company, which include Custodial Trust Company, the custodian; PFPC Inc., the co-administrator, accounting agent and transfer agent; Bear Stearns, the co-administrator; PricewaterhouseCoopers LLP, the Funds' independent registered public accounting firm; Drinker Biddle & Reath LLP, legal counsel; GCom/2/Solutions and RR Donnelley Financial, the financial printers; and ISS, the Funds' proxy voting service. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. "Conditions of confidentiality" include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g. attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in the portfolio.

   The Company may disclose portfolio holdings to certain independent reporting agencies. The disclosure of portfolio holdings in this context is conditioned on the recipient agreeing to treat such portfolio holdings as confidential (provided that reporting agencies may publish portfolio positions upon the consent of the Funds), and to not allow the portfolio holdings to be used by it or its employees in connection with the purchase or sale of shares of the relevant Fund. The Company currently discloses the Funds' portfolio holdings information to Morningstar every forty-five days, the next business day after the date of the information, and to Bloomberg LP on a monthly basis, the next business day after the date of the information. A designated officer of the Adviser must authorize the disclosure of a Fund's portfolio holdings to each reporting agency.


   Any violations of the policy set forth above as well as any corrective action undertaken to address such violations must be reported by the Adviser, director, officer or third party service provider to the Company's Chief Compliance Officer who will determine whether the violation should be reported immediately to the Board of Directors of the Company or at its next quarterly board meeting.


                           MANAGEMENT OF THE COMPANY

   The business and affairs of the Company are managed under the direction of the Company's Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below.


                                                                                        Number of
                                                                                      Portfolios in
                                   Term of                                                Fund          Other
                    Position(s)  Office and                                              Complex    Directorships
Name, Address, and   Held with    Length of           Principal Occupation(s)          Overseen by     Held by
Date of Birth          Fund     Time Served/1/          During Past 5 Years            Director *     Director
------------------  ----------- -------------  -------------------------------------- ------------- -------------
                                            DISINTERESTED DIRECTORS
Julian A. Brodsky
Comcast Corporation                            Since 1969, Director and Vice
1500 Market Street,                            Chairman, Comcast Corporation
35/th/ Floor                                   (cable television and
Philadelphia, PA                               communications); Director, NDS                        Director,
19102                              1988 to     Group PLC (provider of systems and                    Comcast
DOB: 7/16/33         Director      present     applications for digital pay TV).           17        Corporation
Francis J. McKay
Fox Chase Cancer
Center                                         Since 2000, Vice President, Fox
333 Cottman Avenue                             Chase Cancer Center (biomedical
Philadelphia, PA                               research and medical care); prior to
19111                              1988 to     2000, Executive Vice President, Fox
DOB: 12/06/35        Director      present     Chase Cancer Center.                        17        None
Arnold M. Reichman                             Since December 2000, Director,
106 Pierrepont                                 Gabelli Group Capital Partners, L.P.
Street                                         (an investment partnership); Chief
Brooklyn, NY                                   Operating Officer and member of the
11201                                          Board of Directors of Outercurve
DOB: 5/21/48                                   Technologies (wireless enabling
                                               services) until April 2001; Chief
                                               Operating Officer and member of the
                                               Executive Operating Committee of
                                               Warburg Pincus Asset Management,
                                               Inc.; Executive Officer and Director
                                               of Credit Suisse Asset Management
                                               Securities, Inc. (formerly Counsellors
                                               Securities, Inc.) and Director/Trustee
                                               of various investment companies
                                               advised by Warburg Pincus Asset
                                               Management, Inc. until September
                                               15, 1999; Prior to 1997, Managing
                                   1991 to     Director of Warburg Pincus Asset
                     Director      present     Management, Inc.                            17        None

                                                                                                 Number of
                                                                                               Portfolios in
                                           Term of                                                 Fund          Other
                            Position(s)  Office and                                               Complex    Directorships
Name, Address, and           Held with    Length of            Principal Occupation(s)          Overseen by     Held by
Date of Birth                  Fund     Time Served/1/           During Past 5 Years            Director *     Director
------------------          ----------- -------------  --------------------------------------- ------------- -------------
Marvin E. Sternberg                                    Since 1974, Chairman, Director and
Moyco Technologies, Inc.                               President, Moyco Technologies, Inc.
200 Commerce Drive                                     (manufacturer of precision coated                     Director,
Montgomeryville, PA 18936                              and industrial abrasives). Since                      Moyco
DOB: 3/24/34                               1991 to     1999, Director, Pennsylvania                          Technologies,
                             Director      present     Business Bank.                               17       Inc.
INTERESTED DIRECTORS/2/
Robert Sablowsky                                       Since July 2002, Senior Vice
Oppenheimer & Company, Inc.                            President and prior thereto,
200 Park Avenue                                        Executive Vice President of
New York, NY 10166                                     Oppenheimer & Co., Inc., formerly
DOB: 4/16/38                                           Fahnestock & Co., Inc. (a registered                  Director,
                                           1991 to     broker-dealer). Since November                        Kensington
                             Director      present     2004, Director of Kensington Funds.          17       Funds
J. Richard Carnall                                     Director of PFPC Inc. from January
400 Bellevue Parkway                                   1987 to April 2002, Chairman and
Wilmington, DE 19809                                   Chief Executive Officer of PFPC
DOB: 9/25/38                                           Inc. until April 2002, Executive Vice
                                                       President of PNC Bank, National
                                                       Association from October 1981 to
                                                       April 2002, Director of PFPC
                                                       International Ltd. (financial services)
                                                       from August 1993 to April 2002,
                                                       Director of PFPC International
                                                       (Cayman) Ltd. (financial services)
                                                       from September 1996 to April 2002;
                                                       Governor of the Investment
                                                       Company Institute (investment
                                                       company industry trade
                                                       organization) from July 1996 to
                                                       January 2002; Director of PNC
                                                       Asset Management, Inc. (investment
                                                       advisory) from September 1994 to
                                                       March 1998; Director of PNC
                                                       National Bank from October 1995 to
                                                       November 1997; Director of Haydon
                                                       Bolts, Inc. (bolt manufacturer) and
                                                       Parkway Real Estate Company
                                                       (subsidiary of Haydon Bolts, Inc.)                    Director,
                                           2002 to     since 1984; and Director of                           Cornerstone
                             Director      present     Cornerstone Bank since March 2004.           17       Bank

                                                                                              Number of
                                                                                            Portfolios in
                                            Term of                                             Fund          Other
                             Position(s)  Office and                                           Complex    Directorships
Name, Address, and            Held with    Length of          Principal Occupation(s)        Overseen by     Held by
Date of Birth                   Fund     Time Served/1/         During Past 5 Years          Director *     Director
------------------           ----------- -------------  ----------------------------------- ------------- -------------
                                                       OFFICERS
Edward J. Roach                                         Certified Public Accountant; Vice
400 Bellevue Parkway                                    Chairman of the Board, Fox Chase
4th Floor                                               Cancer Center; Trustee Emeritus,
Wilmington, DE 19809                                    Pennsylvania School for the Deaf;
DOB: 6/29/24                                            Trustee Emeritus, Immaculata
                                                        University; President or Vice
                                                        President and Treasurer of various
                                                        investment companies advised by
                                                        subsidiaries of PNC Bank Corp.
                                                        from 1981 to 1997; Managing
                                                        General Partner, President since
                                                        2002, Treasurer since 1981 and
                                            1991 to     Chief Compliance Officer since
                                            present     September 2004 of Chestnut Street
                             President      and         Exchange Fund; Director of the
                             and            1988 to     Bradford Funds, Inc. from 1996 to
                             Treasurer      present     2000.                                    N/A           N/A
Tina M. Payne                                           Since 2003, Vice President and
301 Bellevue Parkway                                    Associate Counsel, PFPC Inc.
2nd Floor                                               (financial services company);
Wilmington, DE 19809                                    Associate, Stradley, Ronon, Stevens
DOB: 5/19/74                                2004 to     & Young, LLC (law firm) from
                             Secretary      present     2001 to 2003.                            N/A           N/A
Salvatore Faia, Esquire, CPA                            President, Vigilant Compliance
Vigilant Compliance                                     Services, LLC, since 2004; Senior
Services, LLC                                           Legal Counsel, PFPC Inc. from
186 Dundee Drive,                                       2002 to 2004; Chief Legal Counsel,
Suite 700                                               Corviant Corporation (Investment
Williamstown, NJ                                        Adviser, Broker-Dealer and Service
08094                                                   Provider to Investment Advisers and
DOB: 12/25/62                                           Separate Accountant Providers)
                             Chief                      from 2001 to 2002; Partner, Pepper
                             Compliance     Since       Hamilton LLP (law firm) from 1997
                             Officer        2004        to 2001.                                 N/A           N/A

--------

* Each Director oversees seventeen portfolios of the Company that are currently offered for sale. The Company is authorized to offer two additional portfolios that have not commenced operations as of the date of this SAI.

1. Each Director serves for an indefinite period of time until his successor is elected and qualified or until his death, resignation or removal. Each officer holds office at the pleasure of the Board of Directors until the next annual meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed or becomes disqualified.

2. Messrs. Carnall and Sablowsky are considered "interested persons" of the Company as that term is defined in the 1940 Act. Mr. Carnall is an "interested Director" of the Company because he owns shares of The PNC Financial Services Group, Inc. The investment adviser to the Company's Money Market Portfolio, BlackRock Institutional Management Corporation, the investment adviser to the Company's Senbanc Fund, Hilliard Lyons Research Advisors, a division of J.J.B. Hilliard, W.L. Lyons, Inc. and the Company's principal underwriter, PFPC Distributors, Inc., are indirect subsidiaries of The PNC Financial Services Group, Inc. Mr. Sablowsky is considered an "interested Director" of the Company by virtue of his position as an officer of a registered broker-dealer.


The Board and Standing Committees


   Board. The Board of Directors is comprised of six individuals, two of whom are considered "interested" Directors as defined by the 1940 Act. The remaining Directors are referred to as "Disinterested" or "Independent" Directors. The Board meets at least quarterly to review the investment performance of each portfolio in the mutual fund family and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. Currently, the Board of Directors has an Audit Committee, an Executive Committee and a Nominating Committee. The responsibilities of each committee and its members are described below.

   Audit Committee. The Board has an Audit Committee comprised only of Independent Directors. The current members of the Audit Committee are Messrs. McKay, Sternberg and Brodsky. The Audit Committee, among other things, reviews results of the annual audit and approves the firm(s) to serve as independent auditors. The Audit Committee convened seven times during the fiscal year ended August 31, 2005.

   Executive Committee. The Board has an Executive Committee comprised only of Independent Directors. The current members of the Executive Committee are Messrs. Reichman and McKay. The Executive Committee may generally carry on and manage the business of the Company when the Board of Directors is not in session. The Executive Committee did not convene during the fiscal year ended August 31, 2005.

   Nominating Committee. The Board has a Nominating Committee comprised only of Independent Directors. The current members of the Nominating Committee are Messrs. McKay and Brodsky. The Nominating Committee recommends to the Board of Directors all persons to be nominated as Directors of the Company. The Nominating Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee in care of the Company's Secretary. The Nominating Committee did not convene during the fiscal year ended August 31, 2005.


Director Ownership of Shares of the Company


   The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Fund and in all of the portfolios (which for each Director comprise all registered investment companies within the Company's family of investment companies overseen by him), as of December 31, 2004.

                                                     Aggregate Dollar Range of
                                                     Equity Securities in All
                                                       Registered Investment
                                                             Companies
                                                    Overseen by Director within
                                                                the
                            Dollar Range of            Family of Investment
 Name of Director    Equity Securities in the Fund           Companies
 ----------------    ------------------------------ ---------------------------
                            DISINTERESTED DIRECTORS
 Julian A. Brodsky   NONE                                  NONE

 Francis J. McKay    $10,000 - $50,0001 (Small Cap)
                     $10,000 - $50,0001 (Emerging)
                     $10,000 - $50,001 (Growth)
                     $10,000 - $50,001 (Mid Cap)           Over $100,000

 Arnold M. Reichman  NONE                                  Over $100,000

 Marvin E. Sternberg NONE                                  NONE

                              INTERESTED DIRECTORS

 J. Richard Carnall  NONE                                  NONE

 Robert Sablowsky    $10,000 - $50,0001 (Small Cap)
                     $10,000 - $50,0001 (Emerging)
                     $10,000 - $50,001 (Growth)
                     $10,000 - $50,001 (Mid Cap)           Over $100,000



Directors' and Officers' Compensation

The Company pays each Director at the rate of $16,500 annually and $1,375 per meeting of the Board of Directors or any committee thereof that was not held in conjunction with a Board meeting. In addition, the Chairman of the Board receives an additional fee of $6,600 per year for his services in this capacity. Directors are reimbursed for any out-of-pocket expenses incurred in attending meetings of the Board of Directors or any committee thereof. The Company also compensates its President and Treasurer and Chief Compliance Officer for their respective services to the Company. For the fiscal year ended August 31, 2005, each of the following members of the Board of Directors and the President and Treasurer and Chief Compliance Officer received compensation from the Company in the following amounts:

                                                                                        Total
                                                        Pension or                  Compensation
                                                        Retirement                  From Fund and
                                           Aggregate     Benefits      Estimated        Fund
                                          Compensation  Accrued as      Annual     Complex Paid to
                                              from        Part of    Benefits Upon  Directors or
Name of Director/Officer                   Registrant  Fund Expenses  Retirement      Officers
------------------------                  ------------ ------------- ------------- ---------------
Independent Directors:

Julian A. Brodsky, Director..............   $ 28,750         N/A          N/A         $ 28,750

Francis J. McKay, Director...............   $ 32,875         N/A          N/A         $ 32,875

Arnold M. Reichman, Director.............   $ 27,375         N/A          N/A         $ 27,375

Marvin E. Sternberg, Director............   $ 32,875         N/A          N/A         $ 32,875

Interested Directors:

J. Richard Carnall, Director and Chairman   $ 33,975         N/A          N/A         $ 33,975


Robert Sablowsky, Director...............   $ 27,375         N/A          N/A         $ 27,375

Officers:

Salvatore Faia, Esquire, CPA.............
Chief Compliance Officer.................   $203,374         N/A          N/A         $203,374

Edward J. Roach, President and Treasurer.   $ 36,300      $3,630          N/A         $ 39,930



   As of December 31, 2004, the Independent Directors and their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Company's investment advisers or distributor, or of any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or distributor.

   On October 24, 1990, the Company adopted, as a participating employer, the Fund Office Retirement Profit-Sharing Plan and Trust Agreement, a retirement plan for employees (currently Edward J. Roach), pursuant to which the Company will contribute on a quarterly basis amounts equal to 10% of the quarterly compensation of each eligible employee. By virtue of the services performed by the Company's investment advisers, custodians, administrators and distributor, the Company itself requires only one part-time employee. No officer, Director or employee of the Advisers or the distributor currently receives any compensation from the Company.

                                CODE OF ETHICS

   The Company, the Adviser and PFPC Distributors, Inc. ("PFPC Distributors") have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Company.

                             PROXY VOTING POLICIES


   The Board of Directors has delegated the responsibility of voting proxies with respect to the portfolio securities purchased and/or held by the Funds to the Adviser, subject to the Board's continuing oversight. In exercising its voting obligations, the Adviser is guided by its general fiduciary duty to act prudently and in the interest of the Funds. The Adviser will consider factors affecting the value of the Funds' investments and the rights of shareholders in its determination on voting portfolio securities.


   The Adviser employs a third party service provider in the voting of proxies. The third party service provider analyzes the proxies and makes recommendations to the Adviser as to how to vote such proxies. The Adviser then may accept or reject the third party service provider's recommendations. The Adviser relies upon the proxy voting procedures of the third party service provider with respect to voting proxies relating to portfolio securities held by the Funds. A copy of these Proxy Voting Guidelines is included with this SAI. Please see Appendix B to this SAI for further information.

   Information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available, without charge, upon request, by visiting the Adviser's website at www.numeric.com and by visiting the SEC website at http://www.sec.gov.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


   As of November 30, 2005, to the Company's knowledge, the following named persons at the addresses shown below were owners of record of approximately 5% or more of the total outstanding shares of the classes of the Fund indicated below. See "Additional Information Concerning Company Shares" below. The Company does not know whether such persons also beneficially own such shares. Any shareholder that owns 25% or more of the outstanding shares of a portfolio or class may be presumed to "control" (as that term is defined in the 1940 Act) the portfolio or class. Shareholders controlling a portfolio or class could have the ability to vote a majority of the shares of the portfolio or class on any matter requiring approval of the shareholders of the portfolio or class.

                                                               Number and
                                                            Percentage of Shares
                                                               Owned as of
                                                            November 30th, 2005
                                                            *(Percentage of shares
                                                            owned rounded to the
                                                              nearest whole
  Name of Fund           Shareholder Name and Address          percentage)
  ------------           ----------------------------       ---------------------
  n/i Numeric Emerging   PUBLIC INST FOR SOCIAL SECURITY
  Growth Fund (Investor) 1001 19TH ST N FL 16
                         ARLINGTON VA 22209-1722            2,109,034.433    19%
  n/i Numeric Emerging   MCKINSEY MASTER RETIREMENT TRUST
  Growth Fund (Investor) C/O MCKINSEY & COMPANY INC
                         55 EAST 52ND STREET 29TH FLOOR
                         NEW YORK NY 10055                  1,870,527.210    16%
  n/i Numeric Emerging   CHARLES SCHWAB & CO INC
  Growth Fund (Investor) SPECIAL CUSTODY ACCOUNT FOR THE
                         EXCLUSIVE BENEFIT OF CUSTOMERS
                         ATTN MUTUAL FUNDS
                         101 MONTGOMERY ST
                         SAN FRANCISCO CA 94104-4122        1,518,370.606    13%
  n/i Numeric Emerging   JANIS CLAFLIN BRUCE FETZER
  Growth Fund (Investor) AND WINSTON FRANKLIN ROBERT LEHMAN
                         TRST THE JOHN FETZER INSTITUTE INC
                         U/A DTD 06/92 ATTN CHRISTINA ADAMS
                         9292 W KL AVE
                         KALAMAZOO MI 49009-5316              834,355.686     7%
  n/i Numeric Emerging   NATIONAL INVESTOR SERVICES
  Growth Fund (Investor) 55 WATER STREET, 32ND FLOOR
                         NEW YORK NY 10041
                         NEW YORK NY 10041-3299               566,134.216     5%

                                                                        Number and Percentage of Shares
                                                                           Owned as of
                                                                        November 30th, 2005
                                                                        *(Percentage of shares owned
                                                                        rounded to the nearest whole
Name of Fund                   Shareholder Name and Address                percentage)
------------                   ---------------------------------------  ------------------------------
n/i Numeric Growth Fund        CITIBANK NORTH AMERICA INC               1,023,220.168        34%
(Investor)                     SARGENT & LUNDY RETIREMENT TRUST
                               DTD 06/01/96 MUTUAL FUND UNIT
                               3800 CITIBANK CTR BLD B FL 1 ZONE 7
                               TAMPA FL 33610-9122
n/i Numeric Growth Fund        CHARLES SCHWAB & CO INC                    765,732.297        25%
(Investor)                     SPECIAL CUSTODY ACCOUNT FOR THE
                               EXCLUSIVE BENEFIT OF CUSTOMERS
                               ATTN MUTUAL FUNDS
                               101 MONTGOMERY ST
                               SAN FRANCISCO CA 94104-4122
n/i Numeric Mid Cap Fund       CHARLES SCHWAB & CO INC                    447,817.886        21%
(Investor)                     SPECIAL CUSTODY ACCOUNT FOR THE
                               EXCLUSIVE BENEFIT OF CUSTOMERS
                               ATTN MUTUAL FUNDS
                               101 MONTGOMERY ST
                               SAN FRANCISCO CA 94104-4122
n/i Numeric Mid Cap Fund       PERSHING LLC                               162,146.704         8%
(Investor)                     P. O. BOX 2052
                               JERSEY CITY, NJ 07303-9998
n/i Numeric Small Cap Fund     CHARLES SCHWAB & CO INC                  7,127,583.520        51%
(Investor)                     SPECIAL CUSTOCY ACCOUNT FOR THE
                               EXCLUSIVE BENEFIT OF CUSTOMERS
                               ATTN MUTUAL FUNDS
                               101 MONTGOMERY ST
                               SAN FRANCISCO CA 94104-4122
n/i Numeric Small Cap Fund     MCKINSEY MASTER RETIREMENT TRUST           822,639.459         6%
(Investor)                     C/O MCKINSEY & COMPANY INC
                               55 E 52ND ST 29TH FLOOR
                               NEW YORK NY 10055
n/i Numeric Small Cap Fund     NATIONAL INVESTOR SERVICES                 770,768.600         6%
(Investor)                     55 WATER STREET, 32ND FLOOR
                               NEW YORK NY 10041



As of November 30, 2005, Directors and officers as a group owned 2.10% of the Robeco Boston Partners Mid Cap Value Fund - Investor Class, 1.63% of the Robeco Boston Partners Long/Short Equity Fund - Institutional Class, 1.89% of the Schneider Value Fund and less than 1% of the outstanding shares of each other portfolio or class within the Company.


                    INVESTMENT ADVISORY AND OTHER SERVICES

Advisory Agreements


   Numeric renders advisory services to the Funds pursuant to Investment Advisory Agreements (each an "Advisory Agreement" and together, "Advisory Agreements"). The Advisory Agreements relating to each of the Funds are dated November 12, 2004.

   Numeric is an indirect subsidiary of Numeric Holdings LLC, which is approximately 94% owned by Numeric's employees. T.A. Associates, Inc., certain entities affiliated with T.A. Associates, Inc. and Madison Capital Funding have the ability to exercise warrants that would give them, respectively, 49.58% and ..42% ownership of Numeric Holdings LLC.


   Numeric is entitled to receive a fee from its Emerging Growth Fund calculated at an annual rate of 0.75% of its average daily net assets.


   For the Growth, Mid Cap and Small Cap Funds, Numeric is entitled to a performance based fee from each Fund calculated at the end of each month using a basic fee of 0.85% and a performance fee adjustment based upon each Fund's performance during the last rolling 12 month period.


   The table below details the performance based fee arrangements.

         Percentage Point Difference Between
         Fund Performance (Net of Expenses         Performance  Total
         Including Advisory Fees) and Change Basic Adjustment  Advisory
         in Total Benchmark Index             Fee     Rate     Fee Rate
         ----------------------------------- ----- ----------- --------
            +9% or more                      0.85%     0.50%     1.35%
            +8% or more but less than +9%    0.85%     0.40%     1.25%
            +7% or more but less than +8%    0.85%     0.30%     1.15%
            +6% or more but less than +7%    0.85%     0.20%     1.05%
            +5% or more but less than +6%    0.85%     0.10%     0.95%
            +4% or more but less than +5%    0.85%     None      0.85%
            +3% or more but less than +4%    0.85%    -0.10%     0.75%
            +2% or more but less than +3%    0.85%    -0.20%     0.65%
            +1% or more but less than +2%    0.85%    -0.30%     0.55%
            +0% or more but less than +1%    0.85%    -0.40%     0.45%
            Less than 0%                     0.85%    -0.50%     0.35%


   At the end of each month, the Total Advisory Fee Rate is applied to the net assets averaged over the same 12-month rolling period over which the investment performance of each Fund was measured to determine the Total Advisory Fee Rate.

   For the fiscal years ended August 31, 2005, 2004 and 2003 the Funds paid Numeric advisory fees and Numeric waived advisory fees and reimbursed expenses in excess of its advisory fees as follows:



                                    Advisory Fees Paid
                                    (after waivers and
  Fund                               reimbursements)   Waivers Reimbursements
  ----                              ------------------ ------- --------------
  Fiscal year ended August 31, 2005
  Emerging Growth..................     $1,118,554     $     0     $    0
  Growth...........................     $  209,991     $21,040     $    0
  Mid Cap..........................     $  141,934     $24,072     $    0
  Small Cap Value..................     $1,451,659     $     0     $    0
  Fiscal year ended August 31, 2004
  Emerging Growth..................     $1,079,356     $     0     $    0
  Growth...........................     $  287,561     $34,614     $    0
  Mid Cap..........................     $   53,916     $69,657     $  372
  Small Cap Value..................     $1,043,318     $     0     $    0
  Fiscal year ended August 31, 2003
  Emerging Growth..................     $  772,987     $ 5,145     $    0
  Growth...........................     $  274,054     $53,547     $    0
  Mid Cap..........................     $   22,083     $85,634     $3,604
  Small Cap Value..................     $1,481,447     $   678     $    0



   The Funds bear all of their own expenses not specifically assumed by Numeric. General expenses of the Company not readily identifiable as belonging to a portfolio of the Company are allocated among all investment portfolios by or under the direction of the Company's Board of Directors in such manner as it deems to be fair and equitable. Expenses borne by a Fund include, but are not limited to the expenses listed in the Prospectus and the following (or a Fund's share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by a Fund and any losses incurred in connection therewith; (b) expenses of organizing the Company that are not attributable to a class of the Company; (c) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Company or a Fund for violation of any law; (d) any extraordinary expenses; (e) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (f) costs of mailing and tabulating proxies and costs of shareholders' and directors' meetings; and (g) the cost of investment company literature and other publications provided by the Company to its Directors and officers. Distribution expenses, transfer agency expenses, expenses of preparation, printing and mailing prospectuses, statements of additional information, proxy statements and reports to shareholders, and organizational expenses and registration fees, identified as belonging to a particular class of the Company, are allocated to such class.


   Under the Advisory Agreements, Numeric will not be liable for any error of judgment or mistake of law or for any loss suffered by the Company or the Funds in connection with the performance of an Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Numeric in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

   The Advisory Agreements provide that Numeric shall at all times have all rights in and to each Fund's name and all investment models used by or on behalf of the Funds. Numeric may use each Fund's name or any portion thereof in connection with any other mutual fund or business activity without the consent of any shareholder, and the Company has agreed to execute and deliver any and all documents required to indicate its consent to such use.


   The Advisory Agreements further provide that no public reference to, or description of, Numeric or its methodology or work shall be made by the Company, whether in the Prospectus, this SAI or otherwise, without the prior written consent of Numeric, which consent shall not be unreasonably withheld. In each case, the Company has agreed to provide Numeric a reasonable opportunity to review any such reference or description before being asked for such consent.

Portfolio Management Team

   Description of Compensation. Numeric has a two-tiered compensation scheme. The first part is a fixed salary. The target for this fixed portion is the mid range for similar positions within the industry. The second part is a cash bonus. The total bonus awarded to an individual is contingent upon two components: (1) an individual's performance and (2) the overall performance of the firm. While there are metrics used to evaluate an employee's individual contributions to the firm, individual client performance and individual client assets under management ("AUM") are not specific metrics used.

   In addition, Numeric contributes for all employees employed with the firm at least six months in a given year, the maximum currently allowed by law for a non-contributory defined contribution plan.

   Other Accounts. The table below discloses accounts, other than the particular Fund or Funds managed by the Portfolio Manager for which each Portfolio Manager is primarily responsible for the day-to-day portfolio management, as of August 31, 2005.

                                                                                                   Total Assets
                                                                                  # of Accounts    that Advisory
                                                         Total                     Managed that    Fee Based on
Name of Portfolio Manager or                         # of Accounts Total Assets Advisory Fee Based  Performance
Team Member                  Type of Accounts           Managed     (millions)    on Performance    (millions)
---------------------------- ----------------------- ------------- ------------ ------------------ -------------
    Small Cap Value Fund
    Arup K. Datta            Registered Investment
                             Companies:                    4         $  446m             2            $ 289m
                             Other Pooled Investment
                             Vehicles:                     3         $  231m             2            $ 119m
                             Other Accounts:              42         $    5b            17            $ 2.4b

    Daniel M. Taylor         Registered Investment
                             Companies:                    2         $201.4m             1            $44.6m
                             Other Pooled Investment
                             Vehicles:                     2         $  168m             2            $ 119m
                             Other Accounts:              18         $  1.9b            11            $ 1.1b
    Emerging Growth Fund
    Arup K. Datta            Registered Investment
                             Companies:                    4         $  532m             2            $ 532m
                             Other Pooled Investment
                             Vehicles:                     3         $  231m             2            $ 119m
                             Other Accounts:              42         $    5b            17            $ 2.4b

    Daniel M. Taylor         Registered Investment
                             Companies:                    2         $  288m             1            $ 288m
                             Other Pooled Investment
                             Vehicles:                     2         $  168m             2            $ 119m
                             Other Accounts:              18         $  1.9b            11            $ 1.1b
    Growth Fund
    Arup K. Datta            Registered Investment
                             Companies:                    4         $  644m             2            $ 488m
                             Other Pooled Investment
                             Vehicles:                     3         $  231m             2            $ 119m
                             Other Accounts:              42         $    5b            17            $ 2.4b

    Daniel M. Taylor         Registered Investment
                             Companies:                    2         $  400m             1            $ 243m
                             Other Pooled Investment
                             Vehicles:                     2         $  168m             2            $ 119m
                             Other Accounts:              18         $  1.9b            11            $ 1.1b
    Mid Cap Fund
    Arup K. Datta            Registered Investment
                             Companies:                    4         $  653m             2            $ 496m
                             Other Pooled Investment
                             Vehicles:                     3         $  231m             2            $ 119m
                             Other Accounts:              42         $    5b            17            $ 2.4b

    Joseph J. Schirripa      Registered Investment
                             Companies:                    1         $  208m             0            $ 208m
                             Other Pooled Investment
                             Vehicles:                     1         $   63m             0            $    0
                             Other Accounts:              24         $  3.1b             6            $ 1.4b



   Securities Ownership. The following table sets forth the dollar range of equity securities beneficially owned by each portfolio manager in the Fund or Funds managed by such Portfolio Manager as of December 31, 2005.



                                             Dollar ($) Value of Fund Shares
     Portfolio Manager         Funds               Beneficially Owned
     -----------------  -------------------- -------------------------------

    Arup J. Datta       Emerging Growth Fund        $50,001-$100,000
                            Growth Fund                   None
                            Mid Cap Fund             $10,001-$50,000
                        Small Cap Value Fund              None

    Joseph J. Schirripa     Mid Cap Fund                  None

    Daniel M. Taylor    Emerging Growth Fund         $10,001-$50,000
                            Growth Fund                   None
                        Small Cap Value Fund        $10,001 - $50,000

Custodian Agreements

   Custodial Trust Company ("CTC") with offices at 101 Carnegie Center, Princeton, New Jersey 08540, is custodian of the Funds' assets pursuant to custodian agreements dated as of May 20, 1996, as amended (the "Custodian Agreements"). Under the Custodian Agreements, CTC (a) maintains a separate account or accounts in the name of each of the Funds, (b) holds and transfers portfolio securities on account of each of the Funds, (c) accepts receipts and makes disbursements of money on behalf of each of the Funds, (d) collects and receives all income and other payments and distributions on account of each of the Funds' portfolio securities and (e) makes periodic reports to the Company's Board of Directors concerning the Funds' operations. CTC is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Funds, provided that CTC remains responsible for the performance of all its duties under the Custodian Agreements and holds the Company harmless from the acts and omissions of any sub-custodian. For its services to the Funds under the Custodian Agreements, CTC receives a fee calculated at 0.03% of each Fund's total assets as determined on the last business day of the month.

Transfer Agency Agreements

   PFPC Inc. ("PFPC"), with corporate offices at 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as the transfer and dividend disbursing agent for the Funds pursuant to a Transfer Agency Agreement dated August 16, 1988, as supplemented (collectively, the "Transfer Agency Agreement"). Under the Transfer Agency Agreement, PFPC (a) issues and redeems shares of each of the Funds, (b) addresses and mails all communications by the Funds to record owners of shares of the Funds, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders,
(c) maintains shareholder accounts and, if requested, sub-accounts and
(d) makes periodic reports to the Company's Board of Directors concerning the operations of the Funds. For its services to the Funds under the Transfer Agency Agreement, PFPC receives a fee at the annual rate of $10 per account for the Funds, with a minimum annual fee of $36,000 payable monthly on a pro rata basis, exclusive of out-of-pocket expenses, and also receives reimbursement of its out-of-pocket expenses.


   PFPC also provides services relating to the implementation of the Company's Anti-Money Laundering Program. The Company pays an annual fee, ranging from $3,000 - $50,000, based on the number of open accounts in each portfolio of the Company. In addition, PFPC provides services relating to the implementation of the Company's Customer Identification Program, including the verification of required customer information and the maintenance of records with respect to such verification. The Funds will pay PFPC $2.25 per customer verification and $.02 per month per record result maintained.


Co-Administration Agreements


   Bear Stearns Funds Management Inc. ("BSFM") with offices at 383 Madison Avenue, New York, New York 10179, serves as co-administrator to the Funds pursuant to a Co-Administration Agreement dated November 30, 1998 (the "BSFM Co-Administration Agreement"). BSFM has agreed to assist each of the Funds in all significant aspects of their administration and operations. The BSFM Co-Administration Agreement provides that BSFM shall not be liable for any error of judgment or mistake of law or any loss suffered by the Company or the Funds in connection with the performance of the agreement, except a loss resulting from willful misfeasance, bad faith or negligence, or reckless disregard of its duties and obligations thereunder. In consideration for providing services pursuant to the BSFM Co-Administration Agreement, BSFM receives a fee with respect to each of the Funds calculated at an annual rate of 0.05% of the first $150 million of each Fund's average daily net assets and 0.02% on all assets above $150 million.


   PFPC also serves as co-administrator to the Funds pursuant to Administration and Accounting Services Agreements dated as of April 24, 1996, as amended, and November 30, 1998, as amended (the "PFPC Co-Administration Agreements"). PFPC has agreed to calculate the Funds' NAVs, provide all accounting services for the Funds and assist in related aspects of the Funds' operations. The PFPC Co-Administration Agreements provide that PFPC shall not be liable for any error of judgment or mistake of law or any loss suffered by the Company or the Funds in connection with the performance of the agreement, except a loss resulting from willful misfeasance, bad faith or negligence, or gross reckless disregard of its duties and obligations thereunder. In consideration for providing services pursuant to the PFPC Co-Administration Agreements, PFPC receives a fee with respect to each of the Funds calculated at an annual rate of 0.125% of each Fund's average daily net assets, subject to a minimum monthly fee of $6,250, exclusive of out-of-pocket expenses and pricing charges. PFPC is currently waiving fees in excess of 0.1025% of average daily net assets for the Emerging Growth Fund and Small Cap Value Fund. For the Growth and Mid Cap Funds, PFPC is currently waiving an additional $5,000 per year.


   The Administration Agreement provides that PFPC shall not be liable for any error of judgment or mistake of law or any loss suffered by the Company or the Fund in connection with the performance of the agreement, except a loss resulting from willful misfeasance, gross negligence or reckless disregard by it of its duties and obligations thereunder.


   For the fiscal years ended August 31, 2005, 2004 and 2003, the Funds paid administration fees to PFPC and BSFM, and PFPC waived administration fees as follows:



                                                Co-Administration
                                                Fees Paid (After
      Fund                                          Waivers)      Waivers
      ----                                      ----------------- -------
      For the fiscal year ended August 31, 2005
      (PFPC)
      Emerging Growth..........................     $166,395      $33,557
      Growth...................................     $ 80,927      $ 5,000
      Mid Cap..................................     $ 78,617      $ 5,000
      Small Cap Value..........................     $250,702      $52,884
      (BSFM)
      Emerging Growth..........................     $ 73,770      $     0
      Growth...................................     $ 20,234      $     0
      Mid Cap..................................     $ 16,628      $     0
      Small Cap Value..........................     $ 92,008      $     0
      For the fiscal year ended August 31, 2004
      (PFPC)
      Emerging Growth..........................     $156,460      $32,381
      Growth...................................     $ 78,922      $ 5,000
      Mid Cap..................................     $ 76,584      $ 5,000
      Small Cap Value..........................     $212,433      $44,686
      (BSFM)
      Emerging Growth..........................     $ 71,668      $     0
      Growth...................................     $ 19,307      $     0
      Mid Cap..................................     $ 14,880      $     0
      Small Cap Value..........................     $ 84,720      $     0
      For the fiscal year ended August 31, 2003
      (PFPC)
      Emerging Growth..........................     $115,636      $23,344
      Growth...................................     $ 79,305      $ 5,000
      Mid Cap..................................     $ 76,917      $ 5,000
      Small Cap Value..........................     $145,468      $30,313
      (BSFM)

                                   Co-Administration
                                   Fees Paid (After
                   Fund                Waivers)      Waivers
                   ----            ----------------- -------
                   Emerging Growth      $51,876        $0
                   Growth.........      $16,722        $0
                   Mid Cap........      $11,958        $0
                   Small Cap Value      $65,562        $0


   On June 1, 2003, the Company entered into a Regulatory Administration Services Agreement with PFPC. Under this agreement, PFPC has agreed to provide regulatory administration services to the Company. These services include the preparation and coordination of the Company's annual post-effective amendment filing and supplements to the Company's registration statement, the preparation and assembly of board meeting materials, and certain other services necessary to the Company's regulatory administration. PFPC receives an annual fee based on the average daily net assets of the portfolios of the Company.


   For the fiscal years ended August 31, 2005 and 2004 and for the period from June 1, 2003 through August 31, 2003, the Funds paid PFPC regulatory administration fees, including waivers and reimbursements from the Fund as follows:



                                                           Regulatory
                                                         Administration
Fund Name                                                     Fees      Waivers Reimbursements
---------                                                -------------- ------- --------------
For the fiscal year ended August 31, 2005
Emerging Growth.........................................    $24,180       $0          $0
Growth..................................................    $ 6,557       $0          $0
Mid Cap.................................................    $ 5,424       $0          $0
Small Cap Value.........................................    $36,380       $0          $0
For the fiscal year ended August 31, 2004
Emerging Growth.........................................    $23,903       $0          $0
Growth..................................................    $ 6,405       $0          $0
Mid Cap.................................................    $ 4,849       $0          $0
Small Cap Value.........................................    $32,833       $0          $0
For the period from June 1, 2003 through August 31, 2003
Emerging Growth.........................................    $ 5,210       $0          $0
Growth..................................................    $ 1,532       $0          $0
Mid Cap.................................................    $ 1,108       $0          $0
Small Cap Value.........................................    $ 7,574       $0          $0


Distributor

   PFPC Distributors, with offices at 760 Moore Road, King of Prussia, Pennsylvania 19406 serves as distributor of the shares pursuant to the terms of a distribution agreement dated as of January 2, 2001 (the "Distribution Agreement") entered into by PFPC Distributors and the Company. No compensation is payable by the Company to PFPC Distributors for distribution services with respect to the Funds.

Administrative Services Agent

   PFPC Distributors provides certain administrative services to the Funds that are not provided by BSFM or PFPC. These services include furnishing data processing and clerical services, acting as liaison between the Funds and various service providers and coordinating the preparation of proxy statements and annual, semi-annual and quarterly reports. As compensation for such administrative services, PFPC Distributors is entitled to a monthly fee calculated at the annual rate of 0.15% of each Fund's average daily net assets. PFPC Distributors is currently waiving fees in excess of 0.02% of each Fund's average daily net assets.


   For the fiscal years ended August 31, 2005, 2004 and 2003, the Funds paid administrative services fees to PFPC Distributors and PFPC Distributors waived administrative services fees as follows:



                                             Administrative Services
                                                Fees Paid (After
   Fund                                             Waivers)         Waivers
   ----                                      ----------------------- --------
   For the fiscal year ended August 31, 2005
   (PFPC Distributors)
   Emerging Growth..........................         $29,828         $193,883
   Growth...................................         $ 8,093         $ 52,609
   Mid Cap..................................         $ 6,650         $ 43,232
   Small Cap Value..........................         $47,008         $305,549
   For the fiscal year ended August 31, 2004
   (PFPC Distributors)
   Emerging Growth..........................         $28,783         $187,088
   Growth...................................         $ 7,723         $ 50,199
   Mid Cap..................................         $ 5,952         $ 38,686
   Small Cap Value..........................         $39,721         $258,183
   For the fiscal year ended August 31, 2003
   (PFPC Distributors)
   Emerging Growth..........................         $20,750         $134,876
   Growth...................................         $ 6,689         $ 43,477
   Mid Cap..................................         $ 4,784         $ 31,090
   Small Cap Value..........................         $26,946         $175,146


Shareholder Servicing

   The Shareholder Services Plan and related form of Shareholder Servicing Agreement (the "Plan") provide that each Fund may pay securities dealers, financial institutions and other industry professionals that are shareholders or dealers of record or which have a shareholder servicing relationship with the beneficial owners of shares ("Shareholder Organizations") a fee calculated at an annual rate of up to 0.25% of the average daily net assets of each Fund's shares in consideration for certain shareholder and administrative services. Services performed by Shareholder Organizations may include: (i) aggregating and processing purchase and redemption requests for shares from shareholders and placing net purchase and redemption orders with the transfer agent;
(ii) providing shareholders with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorizing instructions;
(iii) processing dividend payments from a Fund on behalf of shareholders;
(iv) providing information periodically to shareholders showing their positions in a Fund's shares; (v) arranging for bank wires; (vi) responding to shareholder inquiries relating to the Shareholder Organization's services;
(vii) providing subaccounting with respect to a Fund's shares beneficially owned by shareholders or the information to a Fund necessary for subaccounting;
(viii) forwarding shareholder communications from a Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to shareholders; (ix) responding to shareholder inquires relating to dividends and distributions; (x) responding to shareholder inquires relating to shareholder account statements; (xi) responding to shareholder inquires relating to communications from a Fund to shareholders; (xii) providing shareholders with information relating to developments affecting their shares; and (xiii) providing such other similar services as a Fund may reasonably request to the extent a Shareholder Organization is permitted to do so under applicable statutes, rules or regulations.

                               FUND TRANSACTIONS

   Subject to policies established by the Board of Directors and applicable rules, Numeric is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Funds. In executing portfolio transactions, Numeric seeks to obtain the best price and most favorable execution for the Funds, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. While Numeric generally seeks reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions.

   No Fund has any obligation to deal with any broker or group of brokers in the execution of portfolio transactions. Numeric may, consistent with the interests of the Funds and subject to the approval of the Board of Directors, select brokers on the basis of the research, statistical and pricing services they provide to the Funds and other clients of Numeric. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by Numeric under its respective contracts. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that Numeric, as applicable, determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of Numeric, as applicable, to a Fund and its other clients and that the total commissions paid by a Fund will be reasonable in relation to the benefits to a Fund over the long-term.


   For the fiscal year ended August 31, 2005, the Emerging Growth Fund, Growth Fund, Mid Cap Fund and Small Cap Value Fund paid $153,016, $36,045, $26,685 and $ 218,379, respectively in aggregate commissions to brokers on account of research services.


   Corporate debt and U.S. government securities and many micro- and small-cap stocks are generally traded on the over-the-counter market and occasionally on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. The Funds will occasionally engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer in debt, micro- or small-cap securities will occasionally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer's normal profit.

   Numeric may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from the Funds prior to their maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that the Funds' anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that the Funds would incur a capital loss in liquidating commercial paper (for which there is no established market), especially if interest rates have risen since acquisition of the particular commercial paper.

   Investment decisions for the Funds and for other investment accounts managed by Numeric are made independently of each other in the light of differing conditions. However, the same investment decision may occasionally be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount according to a formula deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Fund is concerned, in other cases it is believed to be beneficial to the Funds. The Funds will not purchase securities during the existence of any underwriting or selling group relating to such security of which Numeric or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Company's Board of Directors pursuant to Rule 10f-3 under the 1940 Act.

   In no instance will portfolio securities be purchased from or sold to PFPC Distributors, PNC Bank or Numeric or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law.


   For the fiscal years ended August 31, 2005, 2004 and 2003, the Funds paid brokerage commissions on behalf of the Funds as follows:



                                    Aggregate Brokerage Commissions
                                    -------------------------------
               Fund                   2005       2004       2003
               ----                 --------  ----------  --------
               Emerging Growth      $731,642  $  750,061  $602,366
               Growth               $161,313  $  178,474  $169,588
               Mid Cap              $ 89,326  $  105,111  $ 90,545
               Small Cap Value Fund $993,497  $1,266,274  $829,540


                      PURCHASE AND REDEMPTION INFORMATION

   You may purchase shares through an account maintained by your brokerage firm and you may also purchase shares directly by mail or wire. The Company reserves the right, if conditions exist that make cash payments undesirable, to honor any request for redemption or repurchase of a Fund's shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing a Fund's NAV. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that a Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of a Fund. A shareholder will bear the risk of a decline in market value and any tax consequences associated with a redemption in securities.


   The Emerging Growth, Growth and Small Cap Value Funds are closed to new investments, except as described in the section entitled "Shareholder Information - Purchase of Fund Shares, Closing of the Funds" of the Prospectus.


   Under the 1940 Act, the Company may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange (the "NYSE") is closed (other than customary weekend and holiday closings), or during which the SEC restricts trading on the NYSE or determines an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

   Shares of the Company are subject to redemption by the Company, at the redemption price of such shares as in effect from time to time, including, without limitation: (1) to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectus from time to time;
(2) if such redemption is, in the opinion of the Company's Board of Directors, desirable in order to prevent the Company or any Fund from being deemed a "personal holding company" within the meaning of the Internal Revenue Code of 1986, as amended (the "Code"); or (3) if the net income with respect to any particular class of common stock should be negative or it should otherwise be appropriate to carry out the Company's responsibilities under the 1940 Act.

                       TELEPHONE TRANSACTION PROCEDURES

   The Company's telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms;
(2) requiring the caller to provide the names of the account owners, the account social security number and name of the Fund, all of which must match the Company's records; (3) requiring the Company's service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) permitting exchanges (if applicable) only if the two account registrations are identical; (5) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (6) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and (7) maintaining tapes of telephone transactions for six months, if the Fund elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than PFPC Distributors), financial institutions, securities dealers, financial planners and other industry professionals, additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with Individual Retirement Account or other retirement plan accounts or by an attorney-in-fact under a power of attorney.

                              VALUATION OF SHARES

   Shares of a class of each Fund are priced at their net asset value ("NAV"). The NAV of a class of each Fund is calculated as follows:

NAV = Value of Assets Attributable to a Class - Value of Liabilities Attributable to the same Class
      ------------------------------------------------------------------------------------------
                                Number of Outstanding Shares of the Class

   Each Fund's NAV is calculated once daily at the close of regular trading hours on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Currently, the NYSE is closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day and Christmas Day (observed) and on the preceding Friday or subsequent Monday when one of those holidays falls on a Saturday or Sunday.

   Securities which are listed on stock exchanges are valued at the last reported sale price on the day the securities are valued or, lacking any sales on such day, at the mean of the bid and ask price available prior to valuation. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange designated by the Board of Directors as the primary market. Securities traded in the over-the-counter market and listed on the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") are valued at the closing or last reported sale price listed on the NASDAQ at the close of regular trading (generally 4:00 p.m. Eastern time). Securities listed on NASDAQ for which there were no sales on that day and other over-the-counter securities are valued at the mean of the bid and ask price available prior to valuation. Short term debt securities having a remaining maturity of 60 days or less are amortized to maturity based on their cost. Debt securities having a remaining maturity of greater than 60 days are valued at the mean between the bid and ask prices. With the approval of the Company's Board of Directors, a Fund may use a pricing service, bank or broker/dealer experienced in providing valuations to value a Fund's securities. If market quotations are unavailable or deemed unreliable, securities will be valued by the Funds' Valuation Committee as determined by procedures adopted by the Board of Directors.

   Subject to the approval of the Company's Board of Directors, the Funds may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments in determining the approximate market value of portfolio investments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables, and current payables are carried on the Funds' books at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Funds' Valuation Committee under the direction of the Company's Board of Directors.

   In determining the approximate market value of portfolio investments, the Funds may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Funds' books at their face value. Other assets, if any, are valued at fair value as determined in good faith by or under the direction of the Company's Board of Directors.

                                     TAXES


General

   The following summarizes certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

   The discussions of the federal tax consequences in the Prospectus and this Additional Statement are based on the Internal Revenue Code (the "Code") and the laws and regulations issued thereunder as in effect on the date of this Additional Statement. Future legislative or administrative changes or court decisions may significantly change the statements included herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

   Each Fund qualified during its last taxable year and intends to continue to qualify as a regulated investment company under Subtitle A, Chapter 1, of Subchapter M of the Code. As a regulated investment company, each Fund generally is exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders, provided that it distributes an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) and 90% of its tax-exempt income, if any, for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described herein. Each Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for corporate income tax. If a Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

   In addition to the Distribution Requirement, each Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities, or currencies or net income derived from an interest in a qualified publicly traded partnership (the "Income Requirement"). Also, generally, at the close of each quarter of its taxable year, at least 50% of the value of each Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of each Fund's total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) in two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses, or (3) one or more qualified publicly traded partnerships. Each Fund intends to comply with these requirements.

   If for any taxable year a Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, the shareholders would recognize dividend income on distributions to the extent of the Fund's current and accumulated earnings and profits and corporate shareholders could be eligible for the dividends -received deduction.

The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax.

State and Local Taxes

   Although each Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, a Fund may be subject to the tax laws of such states or localities.

Taxation of Certain Investments


   The tax principles applicable to transactions in financial instruments and futures contracts and options that may be engaged in by a Fund, and investments in passive foreign investment companies ("PFICs"), are complex and, in some cases, uncertain. Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

   In addition, in the case of any shares of a PFIC in which a Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

               ADDITIONAL INFORMATION CONCERNING COMPANY SHARES


   The Company has authorized capital of 30 billion shares of common stock at a par value of $0.001 per share. Currently, 26.473 billion shares have been classified into 103 classes as shown in the table below, however, the Company only has 24 active share classes that have begun investment operations. Under the Company's charter, the Board of Directors has the power to classify and reclassify any unissued shares of common stock from time to time.

                            Number of                                                 Number of
                            Authorized                                                Authorized
                              Shares                                                    Shares
Class of Common Stock       (millions) Class of Common Stock                          (millions)
---------------------       ---------- ---------------------------------------------- ----------
A (Growth & Income)             100    BBB                                                100

B                               100    CCC                                                100

C (Balanced)                    100    DDD (Robeco Boston Partners                        100
                                       Institutional Small Cap Value Fund II)

D (Tax-Free)                    100    EEE (Robeco Boston Partners Investors              100
                                       Small Cap Value Fund II)

E (Money)                       500    FFF                                                100

F (Municipal Money)             500    GGG                                                100

G (Money)                       500    HHH                                                100

H (Municipal Money)             500    III (Robeco Boston Partners Long/Short             100
                                       Equity-Institutional Class)

I (Sansom Money)              1,500    JJJ (Robeco Boston Partners Long/Short             100
                                       Equity-Investor Class)

J (Sansom Municipal Money)      500    KKK (Robeco Boston Partners Funds)                 100

K (Sansom Government Money)     500    LLL (Robeco Boston Partners Funds)                 100

L (Bedford Money)             1,500    MMM (n/i numeric Small Cap Value)                  100

M (Bedford Municipal Money)     500    NNN (Bogle Investment                              100
                                       Management Small Cap Growth
                                       - Institutional Class)

N (Bedford Government           500    OOO (Bogle Investment                              100
Money)                                 Management Small Cap Growth
                                       - Investor Class)

O (Bedford N.Y. Money)          500    PPP (Schneider Value Fund)                         100

P (RBB Government)              100    QQQ (Institutional                               2,500
                                       Liquidity Fund for Credit Unions)

Q                               100    RRR (Liquidity Fund for                          2,500
                                       Credit Unions)

R (Municipal Money)             500    SSS (Robeco WPG Core Bond Fund - Retirement        100
                                       Class)

S (Government Money)            500    TTT (Robeco WPG Core Bond Fund - Institutional      50
                                       Class)

T                               500    UUU (Robeco WPG Tudor Fund - Institutional          50
                                       Fund)

U                               500    VVV (Robeco WPG Large Cap Growth Fund -             50
                                       Institutional Class)

V                               500    WWW (Senbanc Fund)                                  50

W                               100    XXX (Robeco WPG Core Bond Fund - Investor          100
                                       Class)

X                                50    Select (Money)                                     700

Y                                50    Beta 2 (Municipal Money)                             1

Z                                50    Beta 3 (Government Money)                            1

                                 Number of                                Number of
                                 Authorized                               Authorized
                                   Shares                                   Shares
Class of Common Stock            (millions) Class of Common Stock         (millions)
---------------------            ---------- ----------------------------- ----------
AA                                   50     Beta 4 (N.Y. Money)                 1

BB                                   50     Principal Class (Money)           700

CC                                   50     Gamma 2 (Municipal Money)           1

DD                                  100     Gamma 3 (Government Money)          1

EE                                  100     Gamma 4 (N.Y. Money)                1

FF (n/i numeric Emerging Growth)     50     Bear Stearns Money              2,500

GG (n/i numeric Growth)              50     Bear Stearns Municipal Money    1,500

HH (n/i numeric Mid Cap)             50     Bear Stearns Government Money   1,000

II (Baker 500 Growth Fund)          100     Delta 4 (N.Y. Money)                1

JJ (Baker 500 Growth Fund)          100     Epsilon 1 (Money)                   1

                                       Number of                               Number of
                                       Authorized                              Authorized
                                         Shares                                  Shares
Class of Common Stock                  (millions) Class of Common Stock        (millions)
---------------------                  ---------- ---------------------        ----------
KK                                        100     Epsilon 2 (Municipal Money)      1

LL                                        100     Epsilon 3 (Government Money)     1

MM                                        100     Epsilon 4 (N.Y. Money)           1

NN                                        100     Zeta 1 (Money)                   1

OO                                        100     Zeta 2 (Municipal Money)         1

PP                                        100     Zeta 3 (Government Money)        1

QQ (Robeco Boston Partners                100     Zeta 4 (N.Y. Money)              1
Institutional Large Cap)

RR (Robeco Boston Partners                100     Eta 1 (Money)                    1
Investors Large Cap)

SS (Robeco Boston Partners                100     Eta 2 (Municipal Money)          1
Adviser Large Cap)

TT (Robeco Boston Partners                100     Eta 3 (Government Money)         1
Investors Mid Cap)

UU (Robeco Boston Partners                100     Eta 4 (N.Y. Money)               1
Institutional Mid Cap)

VV (Robeco Boston Partners                100     Theta 1 (Money)                  1
Institutional All Cap Value)

WW (Robeco Boston Partners                100     Theta 2 (Municipal Money)        1
Investors All Cap Value)

YY (Schneider Capital Small Cap Value)    100     Theta 3 (Government Money)       1

ZZ                                        100     Theta 4 (N.Y. Money)             1

AAA                                       100

   The classes of common stock have been grouped into separate "families." There are seven families that currently have operating portfolios, including: the Sansom Street Family, the Bedford Family, the Schneider Capital Management Family, the n/i numeric investors family of funds, the Robeco Investment Funds Family, the Bogle Investment Management Family and the Hilliard Lyons Family. The Bedford Family and the Sansom Street Family represent interests in the Money Market Portfolio; the n/i numeric investors family of funds represents interests in four non-money market portfolios; the Robeco Investment Funds Family represents interests in eight non-money market portfolios; the Bogle Investment Management Family represents interests in one non-money market portfolio; the Schneider Capital Management Family represents interests in two non-money market portfolios; and the Hilliard Lyons Family represents interests in one non-money market portfolio.

   Each share that represents an interest in the Fund has an equal proportionate interest in the assets belonging to the Fund with each other share that represents an interest in the Fund, even where a share has a different class designation than another share representing an interest in the Fund. Shares of the Company do not have preemptive or conversion rights. When issued for payment as described in the Prospectus, shares of the Company will be fully paid and non-assessable.


   The Company does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company's amended By-Laws provide that shareholders owning at least 10% of the outstanding shares of all classes of common stock of the Company have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Company will assist in shareholder communication in such matters.


   Holders of shares of each class of the Company will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of the Company will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities, as defined in the 1940 Act, of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment advisory or distribution agreement or any change in a fundamental investment objective or fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to a portfolio. Shareholders of the Company are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of common stock of the Company may elect all of the Directors.

   Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Company's common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above), or by the Company's Articles of Incorporation and By-Laws, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of common stock voting without regard to class (or portfolio). The name "n/i numeric investors" may be used in the name of other portfolios managed by Numeric.


   Shareholder Approvals. As used in this SAI and in the Prospectus, "shareholder approval" and a "majority of the outstanding shares" of a Fund means, with respect to the approval of the advisory agreement or a change in a fundamental investment limitation, the lesser of (1) 67% of the shares of the particular Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or
(2) more than 50% of the outstanding shares of such Fund.


                                 MISCELLANEOUS

   Counsel. The law firm of Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, serves as independent counsel to the Company and the Disinterested Directors.


   Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as the Funds' independent registered public accounting firm.


                             FINANCIAL STATEMENTS


   The audited financial statements and notes thereto in the Funds' Annual Report to Shareholders for the fiscal year ended August 31, 2005 (the "Annual Report") are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated by reference herein. The financial statements included in the Annual Report have been audited by the Funds' independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report thereon also appears in the Annual Report and is incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon their authority as experts in accounting and auditing. Copies of the Annual Report may be obtained at no charge by telephoning PFPC at the telephone number appearing on the front page of this SAI.

                                  APPENDIX A

                       DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:


"A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

"A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

"A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

"B" - Obligations are regarded as having significant speculative characteristics. Ratings of "B-1," "B-2," and "B-3" may be assigned to indicate finer distinctions within the "B" category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

"B-1" - Obligations are regarded as having speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative - grade obligors.

"B-2" - Obligations are regarded as having significant speculative characteristics, and the obligor has an average speculative - grade capacity to meet its financial commitments over the short-term compared to other speculative - grade obligors.

"B-3" - Obligations are regarded as having significant speculative characteristics, and the obligor has a relatively weak capacity to meet its financial commitments over the short-term compared to other speculative - grade obligations.

"C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

"D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

   Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following:

"P-1" - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

"P-2" - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

"P-3" - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

"NP" - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch Ratings, Inc. ("Fitch") short-term ratings scale applies to foreign currency and local currency. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

"F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

"F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

"F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

"B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

"C" - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

"RD" - Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other obligations.

"D" - Indicates an entity or sovereign that has defaulted on all of its financial obligations.

"NR" - This designation indicates that Fitch does not publicly rate the issuer or issue in question.

"Withdrawn" - A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch deems sufficient.


The following summarizes the ratings used by Dominion Bond Rating Service Limited ("DBRS") for commercial paper and short-term debt:


"R-1 (high)" - Short-term debt rated "R-1 (high)" is of the highest credit quality, and indicates an entity possessing an unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability that is both stable and above average.

Companies achieving an "R-1 (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition DBRS has established for an "R-1 (high)", few entities are strong enough to achieve this rating.

   "R-1 (middle)" - Short-term debt rated "R-1 (middle)" is of superior credit quality and, in most cases, ratings in this category differ from "R-1 (high)" credits by only a small degree. Given the extremely tough definition DBRS has established for the "R-1 (high)" category, entities rated "R-1 (middle)" are also considered strong credits, and typically exemplify above average strength in key areas of consideration for the timely repayment of short-term liabilities.

   "R-1 (low)" - Short-term debt rated "R-1 (low)" is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios are not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

   "R-2 (high)" - Short-term debt rated "R-2 (high) " is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt, and profitability ratios is not as strong as credits rated in the "R-1 (low) " category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.

   "R-2 (middle)" - Short-term debt rated "R-2 (middle) " is considered to be of adequate credit quality. Relative to the "R-2 (high) " category, entities rated "R-2 (middle) " typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or hold a weaker industry position. Ratings in this category would also be more vulnerable to adverse changes in financial and economic conditions.

   "R-2 (low)" - Short-term debt rated "R-2 (low) " is considered to be of only just adequate credit quality, one step up from being speculative. While not yet defined as speculative, the "R-2 (low) " category signifies that although, repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside of the issuer's control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.

   "R-3 (high)," "R-3 (middle)," "R-3 (low)" - Short-term debt rated "R-3" is speculative, and within the three sub-set grades, the capacity for timely repayment ranges from mildly speculative to doubtful. "R-3" credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with "R-3" ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

"D" - A security rated "D" implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a "D" rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the "D" rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by DBRS.


Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor's for long-term issues:


"AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

"AA" - An obligation rated "AA" differs from the highest -rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

"A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

"BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

"BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

"B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

"CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

"CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

"C" - A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" rating also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

"D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-) - The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-)sign to show relative standing within the major rating categories.

"N.R." - This indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular obligation as a matter of policy.

   Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay Foreign Currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

The following summarizes the ratings used by Moody's for long-term debt:


"Aaa" - Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk.

"Aa" - Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

"A" - Obligations rated "A" are considered upper-medium grade and are subject to low credit risk.

"Baa" - Obligations rated "Baa" are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

"Ba" - Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

"B" - Obligations rated "B" are considered speculative and are subject to high credit risk.

"Caa" - Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.

"Ca" - Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

"C" - Obligations rated "C" are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.


   The following summarizes long-term ratings used by Fitch:


"AAA" - Securities considered to be investment grade and of the highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

"AA" - Securities considered to be of very high credit quality. "AA" ratings denote expectations of low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

"A" - Securities considered to be investment grade and of high credit quality. "A" ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

"BBB" - Securities considered to be investment grade and of good credit quality. "BBB" ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

"BB" - Securities considered to be speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

"B" - Securities considered to be highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

"CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

"DDD," "DD" and "D" - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90% and "D" the lowest recovery potential, i.e., below 50%.


Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect of repaying all obligations.


Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" category or to categories below "CCC".

"NR" indicates that Fitch does not publicly rate the issuer or issue in question.


The following summarizes the ratings used by DBRS for long-term debt:


   "AAA"- Long-term debt rated "AAA" is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely high standard which DBRS has set for this category, few entities are able to achieve a "AAA" rating.

   "AA" - Long-term debt rated "AA" is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated "AAA" only to a small degree. Given the extremely restrictive definition DBRS has for the "AAA" category, entities rated "AA" are also considered to be strong credits, typically exemplifying above average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

   "A" - Long-term debt rated "A" is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of "AA" rated entities. While "A" is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher - rated securities.

   "BBB" - Long-term debt rated "BBB" is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

   "BB" - Long-term debt rated "BB" is defined to be speculative and non investment-grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the "BB" range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.

   "B" - Long-term debt rated "B" is highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

   "CCC", CC" and "C" -Long -term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated "B." Long-term debt rated below "B" often has characteristics which, if not remedied, may lead to default. In practice, there is little difference between these categories, with "CC" and "C" normally used for lower ranking debt of companies for which the senior debt is rated in the "CCC" to "B" range.

   "D" - A security rated "D" implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, DBRS may not assign a "D" rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the "D" rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued or reinstated by DBRS.

   ("high", "low") - Each rating category is denoted by the subcategories "high" and "low". The absence of either a "high" or "low" designation indicates the rating is in the "middle" of the category. The "AAA" and "D" categories do not utilize "high", "middle", and "low" as differential grades.


Notes to Short-Term and Long-Term Credit Ratings

Standard & Poor's

CreditWatch: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.


Rating Outlook: A Standard & Poor's rating outlook assesses the potential direction of a long-term credit rating over the intermediate term (typically six months to two years). In determining a rating outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An outlook is not necessarily a precursor of a rating change or future CreditWatch action.

..   "Positive" means that a rating may be raised.
..   "Negative" means that a rating may be lowered.
..   "Stable" means that a rating is not likely to change.
..   "Developing" means a rating may be raised or lowered.


Moody's


Watchlist: Moody's uses the Watchlist to indicate that a rating is under review for possible change in the short-term. A rating can be placed on review for possible upgrade ("UPG"), on review for possible downgrade ("DNG") , or more rarely with direction uncertain ("UNC"). A credit is removed from the Watchlist when the rating is upgraded, downgraded or confirmed.

Rating Outlooks: A Moody's rating outlook is an opinion regarding the likely direction of a rating over the medium term. Where assigned, rating outlooks fall into the following four categories: Positive ("POS"), Negative ("NEG"), Stable ("STA") and Developing ("DEV" -- contingent upon an event). In the few instances where an issuer has multiple outlooks of differing directions, an "(m)" modifier (indicating multiple, differing outlooks) will be displayed, and Moody's written research will describe any differences and provide the rationale for these differences. A "RUR" (Rating(s) Under Review) designation indicates that the issuer has one or more ratings under review for possible change, and thus overrides the outlook designation. When an outlook has not been assigned to an eligible entity, "NOO" (No Outlook) may be displayed.


Fitch

Withdrawn: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.


Rating Outlook: A Rating Outlook indicates the direction a rating is likely to move over a one- to two-year period. Outlooks may be "positive", "stable" or "negative". A positive" or "negative" Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to "positive" or "negative" if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as "evolving".


DBRS


   Rating Trends: Each DBRS rating category is appended with one of three rating trends - "Positive", "Stable", or "Negative". The rating trend helps to give the investor an understanding of DBRS's opinion regarding the outlook for the rating in question. However, the investor must not assume that a positive or negative trend necessarily indicates that a rating change is imminent.

   Rating Actions: In addition to confirming or changing ratings, other rating actions include:

   (1) Suspended Ratings. Rating opinions are forward looking. While a rating will consider the historical performance of an issuer, a rating is an assessment of the issuer's future ability and willingness to meet outstanding obligations. As such, for a complete credit quality assessment, DBRS normally requires the cooperation of the issuer so that management strategies and projections may be evaluated and qualified.


   Since the availability of such information is critical to the rating assessment, any reluctance in management's willingness to supply such information (either perceived or actual) may cause a rating to be changed or even suspended. The eventual action will depend upon DBRS's assessment of the degree of accuracy of a rating, possibly without the cooperation of management. Suspended ratings indicate that an issuer still has outstanding debt, but DBRS no longer provides a current rating opinion on the credit quality of that outstanding debt.


   (2) Discontinued Ratings. When an entity retires all, or virtually all, of its outstanding debt within a particular category and has no plans to re-issue in the near future (e.g. commercial paper, long-term debt or preferred shares), DBRS may discontinue its rating. Other less common circumstances where DBRS may also discontinue ratings include situations where the rated debt is no longer in the public market, where a defeasance structure removes the credit risk of the issuer as a consideration or where the debt comes to be held by a few large institutions that do not require ongoing DBRS ratings.

   (3) Ratings "Under Review." In practice, DBRS maintains continuous surveillance of the entities that it rates and therefore all ratings are always under review. Accordingly, when a significant event occurs that directly impacts the credit quality of a particular entity or group of entities, DBRS will attempt to provide an immediate rating opinion. However, if there is high uncertainty regarding the outcome of the event, and DBRS is unable to provide an objective, forward-looking opinion in a timely fashion, then the rating(s) of the issuer(s) will be placed "Under Review" since they may no longer be appropriate and can no longer be relied upon.

   Ratings which are "Under Review" are qualified with one of the following three provisional statements: "negative implications", "positive implications", or "developing implications". These qualifications indicate DBRS's preliminary evaluation of the impact on the credit quality of the security/issuer. Although the three provisional statements may provide some guidance to subscribers, situations and potential rating implications may vary widely and DBRS's final rating conclusion may depart from its preliminary assessment. For each of these three provisional statements, further due diligence has to be completed in order to determine the applicable rating. In this respect, and while the previous rating may no longer be appropriate and can no longer be relied upon to gauge credit quality, the three provisional statements are an attempt to provide initial guidance as to possible rating outcomes after the due diligence process has been completed and DBRS has finalized its view.


Municipal Note Ratings


A Standard & Poor's U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. Notes maturing beyond three years will most likely receive a long-term debt rating. The following summarizes the ratings used by Standard & Poor's for municipal notes:

"SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

"SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

"SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

Moody's uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade ("MIG") and are divided into three levels - "MIG--1" through "MIG-3". In addition, those short-term obligations that are of speculative quality are designated "SG", or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody's for these short-term obligations:

"MIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

"MIG-2" - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

"MIG-3" - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

"SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.


In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or "VMIG" rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated "NR", e.g., "Aaa/NR" or "NR/VMIG-1".

VMIG rating expirations are a function of each issue's specific structural or credit features.


"VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

"VMIG-2" - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

"VMIG-3" - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

"SG" - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.


Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings


A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation inasmuch as it does not comment as to market price or suitability for a particular investor.

Moody's credit ratings must be construed solely as statements of opinion and not as statements of fact or recommendations to purchase, sell or hold any securities.

Fitch credit ratings are an opinion on the relative ability of an entitiy's financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch's credit-ratings cover the global spectrum of corporate, sovereign (including supra-national and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.


DBRS credit ratings are not buy, hold or sell recommendations, but rather the result of qualitative and quantitative analysis focusing solely on the credit quality of the issuer and its underlying obligations.

                                  APPENDIX B


                   NUMERIC INVESTORS LLC/ISS US PROXY VOTING
                                  2006 UPDATE

                               Table of Contents



                                                                                    Page
                                                                                    ----
Audit                                                                                B-3
   Non-Compliance with Section 404 of Sarbanes-Oxley Act                             B-3

Board                                                                                B-4

   Overboarded Directors                                                             B-4
   Majority Threshold Voting for Director Elections                                  B-5
   Performance Test for Directors                                                    B-5
   Independence Definition & Director Classification Table                           B-6
   Cumulative Voting                                                                 B-8
   Director Term Limits                                                              B-9
   Obligation of Boards to Act on Shareholder Proposals Receiving Majority Support   B-9
   Withholding Votes from Directors for Shareholder Rights Plan                     B-10

Anti-Takeover                                                                       B-11
   Poison Pill Ratification (Management Proposals)                                  B-11
   Poison Pill (Shareholder Proposals)                                              B-11

Capitalization Requests                                                             B-13
   Increases in Authorized Common Stock                                             B-13
   "Going Dark" Transactions                                                        B-13

Compensation                                                                        B-15
   Elimination of Voting Power Dilution in the Total Cost Calculation               B-15
   Accounting for Dividend Equivalent Rights                                        B-15
   Burn Rate Policy                                                                 B-15
   Burn Rate Table for 2006                                                         B-17
   Treatment of Transferable Stock Options (TSOs)                                   B-17
   Poor Compensation Practices                                                      B-18
   Tally Sheets for CEOs                                                            B-19

Corporate Responsibility                                                            B-21
   Kyoto Protocol                                                                   B-21
   Land Use                                                                         B-21
   Nuclear Safety                                                                   B-22
   Concentrated Area Feeding Operations (CAFOs)                                     B-23
   Operations in Protected Areas                                                    B-24
   Toxic Chemicals                                                                  B-25
   Drug Re-importation                                                              B-26
   Political Contributions                                                          B-27
   Animal Testing                                                                   B-28
   Drug Pricing                                                                     B-29

>>>AUDIT

Corporate Governance Issue:

Disclosures Under Section 404 of Sarbanes-Oxley Act

Current Policy Position: ISS does not have a current policy regarding
  Section 404 disclosures.

New Policy Position: The vote recommendations will be on a CASE-BY-CASE basis. ISS may recommend WITHHOLD votes from Audit Committee members under certain circumstances when a material weakness rises to a level of serious concern, there are chronic internal control issues, and there is an absence of established effective control mechanisms.

Rationale for Update: Section 404 of the Sarbanes-Oxley Act requires that companies document and assess the effectiveness of their internal controls. Starting in 2005 (for most companies), they must obtain annual attestation of the effectiveness of their internal controls over financial reporting from their outside auditors. Companies with significant material weaknesses identified in the Section 404 disclosures potentially have ineffective internal financial reporting controls, which may lead to inaccurate financial statements, hampering shareholders' ability to make informed investment decisions, and may lead to the destruction in public confidence and shareholder value. The Audit Committee is ultimately responsible for the integrity and reliability of the company's financial information, and its system of internal controls and should be held accountable.

   >>> BOARD

   Corporate Governance Issue:
   Overboarded Directors

Current Policy Position: ISS currently recommends WITHHOLDING from director nominees who are: 1) CEOs of publicly-traded companies who serve on more than three public boards (i.e. more than two public boards other than their own board) except at the company in which they serve as CEO; and 2) Non-CEOs who serve on more than six public company boards. ISS currently indicates in its analysis that it may consider recommending withholding votes in the future for overboarded CEOs at the company in which they presently serve as the CEO.

New Policy Position: ISS will continue to recommend WITHHOLDING from director nominees who are: 1) CEOs of publicly-traded companies who serve on more than three public boards (i.e. more than two public boards other than their own board); and 2) Non-CEOs who serve on more than six public company boards. However, ISS will recommend WITHHOLDING votes from overboarded CEO directors (defined as more than three boards) only at their outside directorships and not at the company in which they presently serve as CEO.

Rationale for Update: While CEOs benefit from their exposure to other company boards, the time demands of their full-time jobs limit the number of outside commitments they can manage without compromising their effectiveness as CEOs and as outside directors. Considering the increased oversight and regulatory demands facing board members, ISS believes that directors who are overextended may be jeopardizing their ability to serve as effective representatives of shareholders. However, ISS believes that the remedy for an overextended CEO is to decrease the number of outside boards and to focus on their role at their home company. As such, while ISS will not recommend WITHHOLDING votes at an overboarded CEO's home company, ISS will continue to encourage boards to limit the commitments of their CEO with respect to outside directorships.

   Corporate Governance Issue:
   Majority Threshold Voting for Director Elections

Current Policy Position: Generally recommend a vote FOR precatory resolutions calling for majority voting thresholds for director elections.

New Policy Position: ISS will generally recommend FOR reasonably crafted shareholders proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company's bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g. contested elections).

ISS will consider recommending AGAINST a shareholder proposal if the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

Policies should address the specific circumstances of each company. At a minimum, a company's policy should articulate the following elements to adequately address each director nominee who fails to receive an affirmative of majority of votes cast in an election:

       Established guidelines disclosed annually in the proxy statement concerning the process to follow for nominees who receive majority withhold votes;
       The policy needs to outline a clear and reasonable timetable for all decision-making regarding the nominee's status;
       The policy needs to specify that the process of determining the nominee's status will be managed by independent directors and must exclude the nominee in question;
       An outline of a range of remedies that can be considered concerning the nominee needs to be in the policy (for example, acceptance of the resignation, maintaining the director but curing the underlying causes of the withheld votes, etc.);
       The final decision on the nominee's status should be promptly disclosed via an SEC filing. The policy needs to include the timeframe in which the decision will be disclosed and a full explanation of how the decision was reached.

In addition, the company should articulate to shareholders why this alternative to a full majority threshold voting standard is the best structure at this time for demonstrating accountability to shareholders. ISS will also evaluate the company's history of accountability to shareholders in its governance structure and in its actions. In particular, a classified board structure or a history of ignoring majority supported shareholder proposals will be considered at a company which receives a shareholder proposal requesting the elimination of plurality voting in favor of majority threshold for electing directors.

Rationale for Update: Shareholders have expressed strong support for precatory shareholders on majority threshold voting in 2005. Of the 60 shareholder proposals on this issue last season, 16 received a majority of the shares cast. The average level of support was 44%. ISS believes shareholders should have a greater voice in regard to the election of directors and believes majority threshold voting represents a viable alternative to the current plurality system in the U.S.

   Corporate Governance Issue:
   Performance Test for Directors

Current Policy Position: ISS does not apply a systematic performance overlay for vote recommendations with regard to director elections. Vote recommendations for director nominees are primarily based on an individual director's relationship to or interaction with the company, e.g. independence, attendance, etc.

New Policy Position: ISS will adopt a CASE-BY-CASE policy on all director nominees at companies that fail to meet a predetermined performance test for issuers within the Russell 3000 index. In applying our policy, ISS will take into consideration the circumstances surrounding these companies on a case-by-case basis.

   TEST: The worst performers within each industry group (GICS) based on a weighted average TSR. The weightings are as follows:

             20% weight on 1-year TSR
             30% weight on 3-year TSR
             50% weight on 5-year TSR

When evaluating whether to recommend WITHHOLD against the directors, ISS will look at the company's response to the ongoing performance issues, and consider several factors, including the following:

             Performance improvement in the current year
             Changes in management or board composition
             Recent transactions at the company
             Overall governance practices, particularly any recent changes Financial health of the company

Rationale for Update: A majority of ISS institutional investor clients who responded to the ISS 2005 Policy Jams Survey indicated that institutional investors support factoring in long-term financial performance when determining vote recommendations for or against directors in uncontested elections.

   Corporate Governance Issue:
   Independence Definition & Director Classification

Current Policy Position: ISS is further refining its definitions of independence to provide clarifications in the following areas:

   Definition of "interim" CEO;
   Definition of "Founder";
   Related Party Transactions.

              ISS Classification of Directors - U.S. Policy 2006

Inside Director (I)
       Employee of the company or one of its affiliates /1/

   Non-employee officer of the company if among the five most highly paid individuals (excluding interim CEO)
   Listed as a Section 16 officer /2/
   Current interim CEO

      Beneficial ownership of more than 50 percent of the company's voting power (this may be aggregated if voting power is distributed among more than one member of a defined group).

   Aff Affiliated Outside Director (AO)
      Board attestation that an outside director is not independent
      Former CEO of the company
      Former CEO of an acquired company within the past five years
      Former interim CEO if the service was longer than 18 months. If the service was between twelve and eighteen months an assessment of the interim CEO's employment agreement will be made./3/
      Former executive of the company, an affiliate or an acquired firm within the past five years
      Executive of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five years
      Executive, former executive, general or limited partner of a joint venture or partnership with the company
   Relative /4/ of a current employee of company or its affiliates
   Relative /4/ of former executive, including CEO, of company or its affiliate within the last five years
   Currently provides (or a relative provides) professional services directly to the company, to an affiliate of the company or an individual officer of the company or one of its affiliates.
   Employed by (or a relative is employed by) a significant customer or supplier /5/
   Has (or a relative has) any transactional relationship with the company or its affiliates excluding investments in the company through a private placement /5/
   Any material financial tie or other related party transactional relationship to the company
      Party to a voting agreement to vote in line with management on proposals being brought to shareholder vote
   Has (or a relative has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation and Stock Option Committee /6/
   Founder /7/ of the company but not currently an employee
   Is (or a relative is) a trustee, director or employee of a charitable or non-profit organization that receives grants or endowments from the company or its affiliates /1/

Independent Outside Director (IO)
   No material /8/ connection to the company other than a board seat

--------------------------------------------------------------------------------
Footnotes:

/1/ "Affiliate" includes a subsidiary, sibling company, or parent company. ISS uses 50% control ownership by the parent company as the standard for applying its affiliate designation.
/2/ "Executives" (officers subject to Section 16 of the Securities and Exchange Act of 1934) include the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division or policy function.
/3/ ISS will look at the terms of the interim CEO's employment contract to determine if it contains severance pay, long-term health and pension benefits or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was underway for a full-time CEO at the time.
/4/ "Relative" follows the NYSE definition of "immediate family members" which covers: spouses, parents, children, siblings, in-laws, and anyone sharing the director's home.
/5/ If the company makes or receives annual payments exceeding the greater of $200,000 or five percent of the recipient's gross revenues. (The recipient is the party receiving the financial proceeds from the transaction).
/6/ Interlocks include: (a) executive officers serving as directors on each other's compensation or similar committees (or, in the absence of such a committee, on the board) or (b) executive officers sitting on each other's boards and at least one serves on the other's compensation or similar committee committees (or, in the absence of such a committee, on the board).
/7/ The operating involvement of the Founder with the company will be considered. Little to no operating involvement may cause ISS to deem the Founder as an independent outsider.
/8/ For purposes of ISS' director independence classification, "material" will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

   Corporate Governance Issue:

   Cumulative Voting


Current Policy Position: ISS recommends AGAINST proposals to eliminate cumulative voting and FOR proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns. Proposals to restore or provide for cumulative voting are evaluated on a CASE-BY-CASE basis relative to other governance provisions contained in the company's governing documents and the company's relative performance.

New Policy Position: ISS will generally maintain the current policy while adding an exception for companies that have majority threshold voting or proxy access provisions in place. ISS will generally recommend voting FOR proposals to restore or provide for cumulative voting unless there are compelling reasons to recommend AGAINST the proposal, such as the presence of a majority threshold voting standard, or a proxy access provision in the company's bylaws or governance documents, or a counterbalancing governance structure coupled with acceptable relative performance.

A counterbalancing governance structure coupled with acceptable relative performance should include all of the following:
   Annually elected board
   Two-thirds of the board composed of independent directors
   Nominating committee composed solely of independent directors
   Confidential voting; however, there may be a provision for suspending confidential voting during proxy contests
   Ability of shareholders to call special meetings or act by written consent with 90 day's notice
   Absence of superior voting rights for one or more classes of stock. For example, an unacceptable structure would consist of two classes of stock where Class A stock was entitled to one vote per share and Class B stock was entitled to ten votes per share. This provision does not prohibit tracking stock.
   Board does not have the right to change the size of the board beyond a stated range that has been approved by shareholders
   The company has not underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the CEO position within the last three years
   No director received WITHHOLD votes of 35% or more of the votes cast in the previous election
   ISS will generally recommend AGAINST proposals to eliminate cumulative voting.

   Corporate Governance Issue:
   Director Term Limits

Current Policy Position: ISS currently does not have a formal policy on director term limits due to the lack of empirical evidence regarding its impact on shareholder value. As such, ISS does not apply a narrow rule of thumb on director tenure and mandatory term limits.

New Policy Position: We will maintain our current policy for 2006. However, ISS will begin inserting cautionary language when the average director tenure on a board exceeds 15 years for the entire board.

Rationale for Update: While a formulaic term limit test should never become a substitute for thoughtful evaluation of individual director independence or performance, ISS does believe that boards with limited turn-over may lack new perspectives that can add value to the boardroom. On the one hand, long service on the board may assure continuity and familiarity with the company's business and industry. Nevertheless, despite these trade-offs, many institutional investors believe that directors who serve on a board concurrently for many years may become less independent from management and, as such, less willing to act as advocates for shareholders.

   Corporate Governance Issue:
Obligation of Boards to Act on Shareholder Proposals Receiving Majority Support

Current Policy Position: ISS' current policy is two tiered. ISS will recommend to WITHHOLD votes from all director nominees at companies that have: 1) Ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years; or 2) Ignored a shareholder proposal approved by a majority of the shares outstanding at the last annual or special meeting. If management puts the proposal on the ballot as a management proposal, then ISS will consider that it has responded to the majority-supported shareholder proposal.

New Policy Position: ISS is clarifying that, if management puts the proposal on the ballot with a recommendation other than FOR (that is, with an "AGAINST," "NONE" or "ABSTAIN" recommendation), ISS will not consider this as a response to the expressed desires of shareholders and will recommend WITHHOLD against all the directors if either of the above tests is met. Furthermore, if the test has not yet been met (e.g. the proposal received only one year of majority of votes cast), then ISS will consider this management proposal with the contrary recommendation the equivalent of a shareholder proposal when applying the test the following year.

Rationale: Boards are responsible for ensuring that the voices of the owners of the firm are heard. If the majority of shareholders have indicated they desire a particular governance change, the board should support the proposal in question.

   Corporate Governance Issue:
   Withholding Votes from Directors for Shareholder Rights Plan (i.e. Poison Pills)

Current Policy Position: ISS has a two-fold policy with regard to withholding votes from directors related to shareholder rights plans: 1) ISS will recommend to WITHHOLD votes from directors where the company has a dead-hand or modified dead-hand poison pill; and 2) ISS will recommend to WITHHOLD votes from directors if the board has adopted a poison pill without shareholder approval since the company's last annual meeting and there is no requirement to put the pill to shareholder vote within twelve months. ISS will not recommend WITHHOLD if a company that triggers this policy commits to put its pill to shareholder vote within twelve months of its adoption.

New Policy Position: ISS will generally maintain our current policy for 2006. ISS will continue to recommend WITHHOLDING votes from directors where the company has a dead-hand, slow-hand or modified dead-hand poison pill. In addition, ISS will recommend WITHOLD from director nominees at any company which has: 1) Adopted a pill beginning January, 2005 without shareholder approval; and 2) Has not yet received a "Withhold" recommendation from ISS for this reason; and 3) Has not committed to putting it to a vote within twelve months of its adoption, either as part of its governance policies or as a specific public commitment.

Rationale for Update: ISS' policy stipulates that shareholders should have the ability to vote on any shareholder rights plan adopted by a board as to ensure that the features of the poison pill support the interests of shareholders and do not merely serve as a management entrenchment device. If the board, in the exercise of its fiduciary duties, determines that a pill is in the best interests of shareholders and adopts it without shareholder approval, the pill would still require a shareholder vote within twelve months after adoption. A pill adopted under this "fiduciary out" exception should expire or be ratified by shareholder vote within twelve months after adoption.

   >>>ANTI-TAKEOVER

Corporate Governance Issue:
   Ratification of Shareholder Rights Plan (Management Proposals)

Current Policy Position: ISS evaluates management proposals to ratify a shareholder rights plan (poison pill) on a case-by-case basis.

New Policy Position: ISS will continue to evaluate management proposals on poison pill ratification on a CASE-by-CASE basis, focusing on the features of the plan. Shareholder rights plans should contain the following attributes:

   No lower than a 20% trigger, flip-in or flip-over;
   A term of no more than three years;
   No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
   Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

Rationale for Update: ISS is clarifying the terms of a supportable poison pill. In particular, shareholders should have the ability to re-assess the need for a pill on a frequent basis, thus, pills should have terms no longer than three years.

Corporate Governance Issue:
   Shareholder Rights Plans - Shareholder Proposals

Current Policy Position: ISS recommends voting FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it. ISS also recommends voting FOR shareholder proposals asking that any future pill be put to a shareholder vote.

New Policy Position: ISS will generally recommend voting FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it, unless the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

   Shareholders have approved the adoption of the plan; or The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the "fiduciary out" provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

In addition, ISS recommends that poison pill policies include a provision in the fiduciary out clause that a pill adopted under such circumstances be approved only by the directors that are attested to be independent of management. This would decrease the influence of those most likely to benefit from the management entrenchment inherent in a poison pill.

ISS will recommend voting FOR shareholder proposals calling for shareholder rights plans to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, ISS will recommend AGAINST the proposal. If these conditions are not met, ISS will recommend FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Rationale for Update: Shareholders should have the right to vote on shareholder rights plans. It is understandable, that, under certain circumstances, a board adopts a pill without shareholder approval to ensure negotiations with a potential acquirer take place. However, even pills adopted under these circumstances should be put to a vote within a reasonable period of time. Less than a twelve month period may require the board to incur additional costs by calling a special meeting just for this purpose or force a vote while the board may still be in delicate negotiations with the acquirer.

   >>> CAPITALIZATION REQUESTS

Corporate Governance Issue:
   Increases in Authorized Common Stock

Current Policy Position: Vote CASE-BY-CASE basis, using a capital structure model developed by ISS. ISS will recommend FOR a capital approval, even if contradictory to the model recommendation, if the capital request is necessary to consummate other transactions such as financings and acquisitions, for which ISS is recommending approval.

New Policy Position: ISS will continue to recommend FOR proposed increases in common stock that fall within the allowable cap calculated for the company and when necessary to consummate recommended transactions. In addition, for capital requests of [less than] or = 300 percent of outstanding shares that marginally fail the calculated allowable cap (i.e., exceeds the allowable cap by no more than 5 percent), ISS will consider, on a CASE-BY-CASE basis, potentially recommending FOR the proposal based on the company's performance and whether the company's ongoing use of shares has shown prudence. Factors should include, at a minimum, the following:

                                   Rationale
   Good performance with respect to peers and index on a five-year TSR basis
                Absence of non-shareholder approved poison pill
                   Reasonable equity compensation burn rate
                     No non-shareholder approved pay plans
              Absence of egregious equity compensation practices

Rationale for Update: Companies whose requested increases in authorized common stock marginally exceed the capital structure model's allowable cap should be afforded a "cure" if they exhibit good performance and prudent use of shares.

Corporate Governance Issue:
   " Going Dark" Transactions

   Current Policy Position: ISS does not currently have a policy regarding "going dark" transactions.

   New Policy Position: Recommendations on "going dark" transactions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to:

   Whether company has attained benefits from being publicly-traded
   (examination of trading volume, liquidity, and market research of the stock); Cash-out value;
   Balanced interests of continuing vs. cashed-out shareholders;
   Market reaction to public announcement of transaction.

Rationale for Update: The increased cost of being publicly-traded has prompted a significant number of companies to consider "going dark" transactions.

  "Going dark" transactions are intended to reduce the number of shareholders below 300 and are typically achieved via: (1) a reverse split at a very high ratio with fractional shares resulting from the reverse split being cashed out,
 (2) a reverse/forward split with fractional shares resulting from the reverse split being cashed out, or (3) a cash buyout of shares from shareholders owning less than a designated number of shares (tender offer or odd-lot stock repurchase).

Such transactions allow listed companies to de-list from their particular stock exchange and to terminate the registration of their common stock under the Exchange Act, so that, among other things, they do not have to comply with the requirements of the Sarbanes-Oxley Act of 2002.

The emphasis of any ISS analysis is on shareholder value. The new "going dark"
  policy outlines a set of factors that are relevant in the determination of whether such transactions enhance shareholder value.

   >>> COMPENSATION

   Corporate Governance Issue:
   Elimination of Voting Power Dilution in the Total Cost Calculation

Current Policy Position: ISS currently assigns a 5 percent weight to Voting Power Dilution (VPD) and a 95 percent weighting to Shareholder Value Transfer
(SVT) in the calculation of the total cost of a company's equity-based compensation plans.

New Policy Position: Voting Power Dilution (VPD) will no longer be used in the calculation of the total cost of a company's equity plans. Going forward, SVT will receive a 100 percent weighting in the total cost calculation. However, ISS will continue to calculate and provide the VPD associated with a company's equity-based compensation plans in the analysis.

Rationale for Update: In an efficient market, the impact of potential Voting Power Dilution (VPD) will be captured in share price. Since ISS measures Shareholder Value Transfer (SVT) as a percentage of market capitalization, there is no need to factor Voting Power Dilution (VPD) into the total cost calculation. Combining SVT and VPD in the total cost calculation double-count VPD and overestimate the cost of a company's equity-based compensation plans.

   Corporate Governance Issue:
   Accounting for Dividend Equivalent Rights

Current Policy Position: Dividend Equivalent Rights (DERs) granted in tandem with other equity awards have no effect on the calculation of award values under ISS' binomial valuation model.

New Policy Position: ISS will calculate a higher award value for awards that have Dividend Equivalent Rights (DERs) associated with them. The adjusted award value will be the value calculated under the binomial valuation model. If an equity plan permits the grant of DERs, ISS will assess all new shares requested and any shares remaining under the plan(s) with the higher award value. Outstanding awards will have a higher award value if the company issues DERs.

Rationale for Update: The payment of dividends has a substantial discounting effect on award values under the binomial valuation model. Granting Dividend Equivalent Rights in tandem with other awards increases the value of such awards. The increased value of these awards transfers more shareholder value than similar awards with no associated rights, which must be captured in ISS' calculation of the total cost of a company's equity-based compensation plans.

   Corporate Governance Issue:
   Burn Rate Policy

Current Policy Positions: ISS recommends a vote AGAINST a company's equity plan proposal (except for non-employee director equity plans) when the company's three-year average burn rate exceeds one standard deviation from the mean burn rate of the company's four-digit GICS peer group and two percent of common shares outstanding.

Burn rate commitment: ISS will currently recommend FOR equity plan proposals for a company that fails the burn rate test if it commits in a public filing to a three-year average burn rate equal to the mean of its GICS group burn rate (at the time of commitment), assuming all other conditions for receiving a FOR vote recommendation have been met.

Option Exchange Programs: ISS does not currently include consideration of the burn rate when evaluating option exchange programs.

New Policy Position: ISS will continue to recommend a vote AGAINST a company's equity plan proposal (except for non-employee director equity plans) when the company's three-year average burn rate exceeds one standard deviation from the mean burn rate of the company's four-digit GICS peer group and two percent of common shares outstanding. The updated burn rates for the peer groups follows.

Burn rate commitments: ISS is revising its policy on burn rate commitments. If the company fails the burn rate test, ISS will recommend FOR the equity plan if the company commits in a public filing to a three-year average burn rate equal to its GICS group burn rate mean plus one standard deviation, assuming all other conditions for receiving a FOR vote recommendation have been met. If a company fails to fulfill its burn rate commitment, ISS would consider recommending withholding from the compensation committee. Companies that have already committed to a burn rate equivalent to the previous mean would be expected to continue to fulfill the commitments previously made to their shareholders.

Option Exchange Programs: Under option exchange programs, in cases where surrendered options are added back to the company's plan(s) for re-issuance, ISS determines if there is a value-for-value exchange and if executive officers and directors are excluded from participating. In addition, ISS analyzes the cost total cost of the company's equity plans, including the re-issuance of surrendered shares, to determine if it is less than the company's allowable cap. The new policy will be for option exchange programs where the surrendered options are added back to the company's equity plan(s) for re-issuance, ISS will consider the company's three-year average burn rate in addition to its current methodology.

Bundled Proposals: Lastly, ISS is clarifying and codifying that the company's three-year average burn rate is not a consideration when evaluating bundled proposals on existing plans where:

   No new shares are being reserved;
   The amendments lowers the total cost of the company's equity plans. The binomial valuation model is used to validate the cost of the proposed bundled amendments. If an improvement in terms of cost has been made, ISS would generally recommend FOR the proposed amendments even though the total cost of the plan may exceed the allowable cap.

Rationale for Update: Based on ISS' experience during the first year of implementation of the burn rate policy in 2005, the burn rate commitment to the mean, especially in the cases of GICS groups with low means, seemed too restrictive. As a result, some companies were unable to make the commitment. The impact of mandatory option expensing is causing companies to grant fewer options, which consequently results in a lower burn rate. By requiring the commitment to be stricter than the test, it becomes a punitive action rather than being a constructive outcome.

Option exchange programs that allow for surrender options to be added back to the company's equity plan(s) for re-issuance should be evaluated like all other proposals which reserve additional shares, which requires examining the company's three-year average burn rate versus its GICS group peers.

The burn rate is not applicable when no additional shares are being reserved and there is a bundled amendment that lowers the total cost to shareholders of the company's existing equity plans. Given that ISS would generally recommend support of the proposal even though it fails the total cost test because it is an improvement over the status quo, ISS will not recommend a vote AGAINST the bundled amendment based on historical burn rate.

                             2006 Burn Rate Table


Proxy Season 2006 Burn Rate Table

                              Russell 3000                                     Non-Russell 3000
------------------------------------------------------------------------- -------------------------
                                                     Standard                   Standard
   GICS     Description                        Mean  Deviation Mean+STDEV Mean  Deviation Mean+STDEV
----------- ---------------------------------- ----  --------- ---------- ----  --------- ----------
   1010     Energy                             1.53%   0.96%      2.50%   2.03%   2.53%      4.56%
   1510     Materials                          1.37%   0.74%      2.11%   2.15%   2.01%      4.16%
   2010     Capital Goods                      1.84%   1.09%      2.93%   2.74%   2.63%      5.37%
   2020     Commercial Services & Supplies     2.73%   1.60%      4.33%   3.43%   4.18%      7.61%
   2030     Transportation                     1.76%   1.71%      3.47%   2.18%   2.12%      4.30%
   2510     Automobiles & Components           1.97%   1.27%      3.24%   2.23%   2.29%      4.51%
   2520     Consumer Durables & Apparel        2.04%   1.22%      3.26%   2.86%   2.48%      5.35%
   2530     Hotels Restaurants & Leisure       2.22%   1.09%      3.31%   2.71%   2.46%      5.17%
   2540     Media                              2.14%   1.24%      3.38%   3.26%   2.52%      5.77%
   2550     Retailing                          2.54%   1.59%      4.12%   4.01%   4.03%      8.03%
3010, 3020,
   3030     Food & Staples Retailing           1.82%   1.31%      3.13%   2.20%   2.79%      4.99%
   3510     Health Care Equipment & Services   3.20%   1.71%      4.91%   4.33%   3.20%      7.53%
   3520     Pharmaceuticals & Biotechnology    3.70%   1.87%      5.57%   5.41%   4.74%     10.15%
   4010     Banks                              1.46%   1.00%      2.46%   1.38%   1.42%      2.79%
   4020     Diversified Financials             3.00%   2.28%      5.28%   4.46%   4.01%      8.47%
   4030     Insurance                          1.52%   1.04%      2.56%   2.25%   2.85%      5.10%
   4040     Real Estate                        1.30%   1.01%      2.31%   1.12%   1.67%      2.79%
   4510     Software & Services                5.02%   2.98%      8.00%   6.92%   6.05%     12.97%
   4520     Technology Hardware & Equipment    3.64%   2.48%      6.11%   4.73%   4.02%      8.75%
   4530     Semiconductors & Semiconductor Equ 4.81%   2.86%      7.67%   5.01%   3.06%      8.07%
   5010     Telecommunication Services         2.31%   1.61%      3.92%   3.70%   3.41%      7.11%
   5510     Utilities                          0.94%   0.62%      1.56%   2.11%   4.13%      6.24%


   For companies that grant both full value awards and stock options to their employees, ISS shall apply a premium on full value awards for the past three fiscal years. The guideline for applying the premium will be as follows:



Characteristics            Annual Stock Price Volatility Premium
---------------            ----------------------------- -------
High annual volatility            53% and higher         1 full-value award for 1.5 option shares
Moderate annual volatility        25% - 52%              1 full-value award for 2.0 option shares
Low annual volatility             Less than 25%          1 full-value award for 4.0 option shares



   Corporate Governance Issue:
   Treatment of Transferable Stock Options (TSOs)

Current Policy Position: ISS does not have a current policy on Transferable
  Stock Options (TSO).

New Policy Position:
A) TSO awards within a new equity plan: ISS will recommend a vote FOR new on-going Transferable Stock Option (TSO) plans if the total cost of the company's equity plans is less than the company's allowable cap (the forfeiture rate is set to zero for the TSO portion of shares under the binomial valuation model), assuming all other conditions have been met to receive a recommendation FOR the plan. The on-going TSO program and structure must be disclosed to shareholders. Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

B) One-time Transfers: ISS will recommend WITHHOLDING votes from compensation committee members if they fail to submit one-time transfers for to shareholders for approval.

One-time transfers will be evaluated on a case-by-case basis giving consideration to the following features:

   Executive officers and non-employee directors should be excluded for participating;
   Stock options must be purchased by third-party financial institutions at a discount to their fair value using Black-Scholes Options Pricing Model or Binomial Option Valuation or other appropriate financial models;
   Two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred and whether the events leading up to the decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back "in-the-money" over the near term.

Rationale for Update: TSOs may become more prevalent in the marketplace. The perceived value of stock options is often undervalued in the eyes of the employees, particularly in the case of underwater options. TSOs bridge the gap between the perceived and the actual value, as employees can readily see that value exists in their unvested stock options, even the underwater ones. By granting TSOs companies can issue fewer shares and transfer lower shareholder value than standard stock options as their perceived value by employees is higher.

   Corporate Governance Issue:
   Poor Compensation Practices

  Current Policy Position: ISS' current practice is to recommend WITHHOLDING votes from the members of the compensation committee for poor compensation practices on a case-by-case basis.

New Policy Position: ISS is adopting a formal policy to recommending WITHHOLDING votes from compensation committee members if the company has poor compensation practices. Poor compensation practices include, but are not limited to, the following:

   Egregious employment contracts including excessive severance provisions; Excessive perks that dominate compensation;
   Huge bonus payouts without justifiable performance linkage;
   Performance metrics that are changed during the performance period; Egregious SERP (Supplemental Executive Retirement Plans) payouts;
   New CEO with overly generous new hire package;
   Internal pay disparity;
   Other excessive compensation payouts or poor pay practices at the company.

Moreover, if there is an equity plan proposal on the ballot and the plan is a vehicle for poor pay practices, then ISS may recommend a vote AGAINST the proposal.

Rationale for Update: ISS has been recommending withholding votes from the compensation committee for egregious pay practices. Poor disclosure, the absence or non-transparency of disclosure and poor design of the compensation payouts compound the problem. The above policy is to codify the practice.

   Corporate Governance Issue:
   Tally Sheets for CEOs

Current Policy Position: ISS does not have a formal policy with regard to enhanced CEO pay disclosure.

New Policy Position: For the 2006 proxy season, ISS is strongly encouraging companies to provide better and more transparent disclosure related to CEO pay. For those companies that do not meet a minimum standard of tally sheet disclosure, ISS will note the deficiency and provide cautionary language in its analysis. In the absence of poor disclosure that would necessitate a higher level of scrutiny, ISS generally will not withhold from the compensation committee for providing rules-based disclosure and boilerplate language in the compensation committee report. However, in 2007, ISS will consider recommending withhold votes from the compensation committee and potentially recommending votes against proposed or amended equity plans if compensation disclosure is not improved and enhanced proxy disclosure in the form of a tally sheet is not provided.

In addition to the current SEC requirements, ISS believes the following table sets forth the minimum standard on CEO pay disclosure. This table will be further refined when the SEC updates its executive compensation disclosure requirements.



Component          Amount Earned/Granted                Description
---------          ---------------------                -----------
Base Salary           Current figure     Explanation of any increase in base salary

Annual Incentive      Target:            Explanation of specific performance
                      Actual earned:     measures and actual deliverables

                                         State amount tied to actual performance

                                         State any discretionary bonus

Stock Options                            Rationale for determining the number of
                      Number granted:    stock options issued to CEO
                      Exercise price:
                      Vesting:           Accumulated dividend equivalents (if
                      Grant value:       any)

Restricted Stock                         Performance based or time based

                                         Rationale for determining the number of
                                         restricted stock issued to CEO
                      Number granted:
                      Vesting:           Accumulated dividends on vested and
                      Grant value:       unvested portion

Performance Shares    Minimum:           Explanation of specific performance
                      Target:            measures and actual deliverables
                      Maximum:
                      Actual earned:     Any dividends on unearned performance
                      Grant value:       shares

Component                                      Amount Earned/Granted                             Description
---------                           --------------------------------------------                 -----------
Deferred compensation               Executive portion:                            Provide structure and terms of program
                                    Company match (if any):                       Explanation of interest, formulas,
                                    Accumulated executive portion:                minimum guarantees or multipliers on
                                    Accumulated company match (if any):           deferred compensation
                                                                                  Any holding periods on the company
                                                                                  match portion
                                                                                  Funding mechanism
Supplemental retirement             Actual projected payment                      Provide structure and terms of program
benefit                             obligations                                   Explanation of formula, additional credits
                                                                                  for years not worked, multipliers or
                                                                                  interest on SERPs.
                                                                                  Funding mechanism
Executive perquisites               Breakdown of the market                       The types of perquisites provided.
                                    value of various perquisites                  Examples: company aircraft, company
                                                                                  cars, etc
Gross-ups (if any)                  Breakdown of gross-ups for
                                    any pay component
Severance associated with           Estimated payout amounts for cash, equity     Single trigger or double trigger
change-in-control                   and benefits
Severance (Termination              Estimated payout amounts for cash,
scenario under "for cause"          equity and benefits under different
and "not for cause")                scenarios
Post retirement package             Estimated value of consulting
                                    agreement and continuation
                                    of benefits
Estimated Total Package             $



Rationale for Update: The current SEC requirements on pay disclosure are inadequate for shareholders to readily determine a complete executive pay package and understand the linkage between pay and performance. Companies should meet the spirit of the requirements by providing more details and the rationale of executive pay. A tally sheet or a total wealth accumulation approach that lists all major pay components, such as base salary, bonus, long-term equity, deferred compensation, supplemental retirement benefit and perquisites should be detailed, explained and totaled. Explanation should be written in plain language without legalese. Such approach can help to enhance proxy disclosure and mitigate any misinformation to shareholders.

   >>>Corporate Responsibility

Corporate Governance Issue:
Kyoto Protocol Compliance

Current Policy Position: ISS does not currently have a policy on shareholder proposals related to the Kyoto Protocol.

New Policy Position: ISS will generally recommend FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:
   The company does not maintain operations in Kyoto signatory markets;
   The company already evaluates and substantially discloses such information;
   or,
   Greenhouse gas emissions do not significantly impact the company's core businesses.

Rationale for Update: The Kyoto Protocol was officially ratified in November 2004 and requires the reduction of greenhouse gas emissions by signatory countries in an effort to lower the global emissions of six key greenhouse gasses and address concerns over climate change. While some Kyoto signatory markets have not yet released the details of their respective regulations for companies, it is clear that there will be some significant financial impact on corporate issuers, especially those that operate in industries profoundly impacted by greenhouse gas emission constraints or regulation. In order to comply with the anticipated standards, companies will have to consider options such as: capital improvement to their facilities to reduce emissions, the cost of "trading" carbon credits on an open market to offset emission overages, or the expense of fines or restrictions resulting from noncompliance. The potential for these significant costs to impact shareholder value has led ISS to adopt a policy that is generally supportive of increased disclosure on this topic at companies that fail to adequately address these issues with shareholders or operate in an industry or market that will be impacted by Kyoto Protocol requirements.

Corporate Governance Issue:
Land Use

Current Policy Position: ISS does not currently have a policy on shareholder proposals requesting enhanced disclosure of land use and real estate development rights.

New Policy Position: ISS will generally recommend AGAINST resolutions that request the disclosure of detailed information on a company's policies related to land use or development unless the company has been the subject of recent, significant fines or litigation stemming from its land use.

Rationale for Update: Some "big box" stores or real estate development firms have received criticism over their policies and processes for acquiring and developing land. Often, in such cases, there are organizations that support as well as those that oppose the proposed development. While these discussions can sometimes become contentious, ISS believes that, in most cases, company policies combined with local and national laws and zoning requirements address many of the issues brought forth by the respective stakeholders. As such, additional reporting on such cases may be duplicative of existing disclosure or may fail to provide added benefit to shareholders commensurate with the associated cost or burden of providing additional information. Therefore, ISS is recommending that shareholders generally oppose these resolutions unless there has been information to suggest that a company follows procedures that are not in compliance with applicable regulations.

Corporate Governance Issue:
Nuclear Safety

Current Policy Position: ISS does not currently have a policy on shareholder proposals related to nuclear safety.

New Policy Position: ISS will generally recommend AGAINST resolutions requesting that companies report on risks associated with their nuclear reactor designs and/or the production and interim storage of irradiated fuel rods unless:
   The company does not have publicly disclosed guidelines describing its policies and procedures for addressing risks associated with its operations; The company is non-compliant with Nuclear Regulatory Commission (NRC) requirements; or
   The company stands out amongst its peers or competitors as having significant problems with safety or environmental performance related to its nuclear operations.

Rationale for Update: These resolutions are filed at companies that manage nuclear power facilities or produce components for nuclear reactors to request disclosure on the risks to the company associated with these operations, including physical security and the potential for environmental damage. Current reporting requirements for companies that operate nuclear facilities are managed by the Nuclear Regulatory Commission (NRC) and include detailed reports on safety and security that are available to the public. Additional reporting on these issues may not provide additional insight to shareholders; conversely, such information could be used externally to exploit weaknesses in the operations safety or security.

Corporate Governance Issue:
Concentrated Area Feeding Operations (CAFOs)

Current Policy Position: ISS does not currently have a policy on shareholder proposals related to concentrated animal feeding operations.

New Policy Position: ISS will recommend voting FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with concentrated animal feeding operations (CAFOs) unless:
   The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or The company does not directly source from CAFOs.

Rationale for Update: The level of pollution resulting from CAFOs has drawn increased attention in recent years as certain legal decisions have established the precedent that a company can be held liable for the actions of the contract farms it sources from. Fines and remediation expenses stemming from these cases have been significant and could have a notable impact on the companies' operations and shareholder value. Therefore, at companies that source from CAFOs but do not clearly disclose policies in place to mitigate risk exposure, ISS will generally support these resolutions calling for increased disclosure.

Corporate Governance Issue:
Operations in Protected Areas

Current Policy Position: ISS does not currently have a policy on shareholder proposals requesting enhanced environmental reporting pertaining to ecologically sensitive areas.

New Policy Position: ISS will generally recommend voting FOR requests for reports outlining potential environmental damage from operations in protected regions, including wildlife refuges unless:
   The company does not currently have operations or plans to develop operations in these protected regions; or, The company provides disclosure on its operations and environmental policies in these regions comparable to industry peers.

   Rationale for Update: Operating in regions protected or established under national or international categorization guidelines, including wildlife refuges, national forests, and IUCN categorized areas expose companies to increased oversight and the potential for associated risk and controversy. While ISS believes that it is important for a company to have the flexibility to operate in these regions to take advantage of strategic placement or growth, we also believe that additional disclosure could be an important mitigating factor when addressing increased risk and oversight. Restrictions to the company's operations, damaging public opinion, and costly litigation resulting from failure to comply with the requirements associated with protected or categorized regions could have a significant impact on shareholder value.
Therefore, if a company operates in such regions, but fails to provide a level of disclosure comparable to industry peers or accepted standards, ISS will generally recommend support for these resolutions.

Corporate Governance Issue:
Toxic Chemicals

Current Policy Position: ISS does not currently have a policy on shareholder proposals related to toxic chemicals.

New Policy Positions:

(1) ISS will recommend generally voting FOR resolutions requesting that a company discloses its policies related to toxic chemicals.

(2) ISS will recommend on a CASE-BY-CASE basis on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals, considering:
   Current regulations in the markets in which the company operates;
   Recent significant controversy, litigation, or fines stemming from toxic chemicals or ingredients at the company; and The current level of disclosure on this topic.

(3) ISS will generally recommend AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

Rationale for Update: The use of toxic chemicals in cosmetics, consumables, and household products has become a growing issue of concern for shareholders as international regulations on this topic continue to expand, providing increased scrutiny over potentially toxic materials or compounds used or emitted in the conduct of operations or as an ingredient in consumer goods. The three-part approach to this policy recognizes the impact that changing regulation and consumer expectations could have on shareholder value by encouraging companies to disclose their policies regarding the use or emission of toxic chemicals, while considering individually, based on geographic markets and the appearance of historical difficulties with controversy, fines, or litigation, requests for disclosure on the potential financial and legal risk associated with toxic chemicals. However, ISS will generally recommend against resolutions that specifically request that a company reformulate certain products over a given timeframe as such requirements may be overly restrictive or fail to address strategic timing and positioning concerns of the company.

Corporate Governance Issue:
Drug Reimportation

Current Policy Position: ISS does not currently have a policy on shareholder proposals related to drug reimportation.

New Policy Position:

(1) ISS will generally recommend FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug reimportation unless such information is already publicly disclosed.
(2) ISS will generally recommend AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation.

Rationale for Update: One of the most visible aspects of the legal and political debate over rising health care costs in the United States can be seen through prescription drug reimportation through Canada. While U.S. and Canadian regulations limit reimportation; several states have taken steps to encourage employees to actively seek less expensive medications through reimportation. Shareholder action at major pharmaceutical companies has requested increased disclosure of the financial and legal risks associated with company policies, or called on companies to change distribution limits to increase product availability in Canada thereby encouraging product reimportation to the United States. ISS believes that the level of public concern over this issue and associated impact that a poorly developed policy could have on the companies suggest that additional disclosure of company policies related to reimportation could be beneficial to shareholders and generally merits support. Conversely, the resolutions to increase product supply to Canada in an effort to boost reimportation raises significant legal concerns in light of existing legislation on the topic. Therefore, ISS will generally recommend against the resolution when it calls for such active measures.

Corporate Governance Issue:
Political Contributions

Current Policy Position: ISS recommends voting AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.
New Policy Position:
1) ISS will recommend AGAINST proposals to publish in newspapers and public media the company's political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders.

2) ISS will recommend on a CASE-BY-CASE basis on proposals to improve the disclosure of a company's political contributions considering:

   Recent significant controversy or litigation related to the company's political contributions or governmental affairs, and;

   The public availability of a policy on political contributions.

 Rationale for Update: Changes in legislation that governs corporate political giving have, rather than limiting such contributions, increased the complexity of tracking how much money corporations contribute to the political process and where that money ultimately ends up. While ISS does not believe that disclosure through public media forums, such as newspapers, is in the best interest of shareholders, we do believe that a company's involvement in the political process could impact shareholder value if such activities are not properly overseen. Therefore, ISS will consider resolutions that call for the disclosure of a company's political contributions if the target company has been the subject of significant controversy stemming from its contributions or political activities, or if the company fails to disclose a policy to shareholders that outlines the process by which the company considers its political contributions.

Corporate Governance Issue:
Animal Testing

Current Policy Position: ISS recommends on a CASE-BY-CASE basis on proposals to phase out the use of animals in product testing, taking into account:
   The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products);
   The availability and feasibility of alternatives to animal testing to ensure product safety;
   The degree that competitors are using animal-free testing.

New Policy Position: ISS will generally recommend AGAINST proposals to phase out the use of animals in product testing unless:
   The company is conducting animal testing programs that are unnecessary or not required by regulation;
   The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;
   The company has been the subject of recent, significant controversy related to its testing programs.

  Rationale for Update: While regulations requiring specific types of animal testing vary between international markets, animal testing for some types of product development are required in the United States. Therefore, ISS will generally recommend voting against resolutions that call for the phase-out of animal testing unless the company in question conducts tests that are unnecessary, fails to adopt non-animal testing methods when industry peers have generally accepted them, or has been the subject of significant fines, litigation, or controversy resulting from its animal testing methods.

Corporate Governance Issue:
Drug Pricing

Current Policy Position: ISS recommends on a CASE-BY-CASE basis on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:
          Whether the proposal focuses on a specific drug and region;
          Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness;
          The extent that reduced prices can be offset through the company's marketing budget without affecting R&D spending;
          Whether the company already limits price increases of its products; Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries;
          The extent to which peer companies implement price restraints.

New Policy Position:

   1. ISS will generally recommend AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

   2. ISS will recommend on a CASE-BY-CASE basis for proposals requesting that the company evaluate their product pricing considering:
       The existing level of disclosure on pricing policies;
       Deviation from established industry pricing norms;
       The company's existing initiatives to provide its products to needy consumers;
       Whether the proposal focuses on specific products or geographic regions.

   Rationale for Update: Pharmaceutical drug pricing, both within the United States and internationally, has raised many questions of the companies that are responsible for creating and marketing these treatments. ISS has amended its policy to generally recommend against resolutions that request specific price restraints over a time period, as the strategic implications of pricing policies are best left for consideration by management. However, ISS will consider resolutions that ask for increased insight into the company's policies based on the format of the resolution and the existing policies and disclosure regarding the target company's pricing policies.

                              THE RBB FUND, INC.
                                    PEA 101
                           PART C: OTHER INFORMATION

Item 23. EXHIBITS

(a)     Articles of Incorporation.

   (1) Articles of Incorporation of Registrant are incorporated herein by reference to Registrant's Registration Statement (No. 33-20827) filed on March 24, 1988, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

   (2) Articles Supplementary of Registrant are incorporated herein by reference to Registrant's Registration Statement (No. 33-20827) filed on March 24, 1988, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

   (3) Articles of Amendment to Articles of Incorporation of Registrant are incorporated herein by reference to Pre-Effective Amendment No. 2 to Registrant's Registration Statement (No. 33-20827) filed on July 12, 1988, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

   (4) Articles Supplementary of Registrant are incorporated herein by reference to Pre-Effective Amendment No. 2 to Registrant's Registration Statement (No. 33-20827) filed on July 12, 1988, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

   (5) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 3 to the Registrant's Registration Statement (No. 33-20827) filed on April 27, 1990, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

   (6) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 4 to the Registrant's Registration Statement (No. 33-20827) filed on May 1, 1990, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

   (7) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant's Registration Statement (No. 33-20827) filed on July 15, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

   (8) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 8 to the Registrant's Registration Statement (No. 33-20827) filed on October 22, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

   (9) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 13 to the Registrant's Registration Statement (No. 33-20827) filed on October 29, 1993, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

   (10) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 13 to the Registrant's Registration Statement (No. 33-20827) filed on October 29, 1993, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

   (11) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant's Registration Statement (No. 33-20827) filed on December 19, 1994, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

   (12) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant's Registration Statement (No. 33-20827) filed on December 19, 1994, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

   (13) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant's Registration Statement (No. 33-20827) filed on December 19, 1994, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

   (14) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant's Registration Statement (No. 33-20827) filed on December 19, 1994, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

   (15) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 27 to the Registrant's Registration Statement (No. 33-20827) filed on March 31, 1995.

   (16) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 34 to the Registrant's Registration Statement (No. 33-20827) filed on May 16, 1996.

   (17) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 39 to the Registrant's Registration Statement (No. 33-20827) filed on October 11, 1996.

   (18) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 45 to the Registrant's Registration Statement (No. 33-20827) filed on May 9, 1997.

   (19) Articles of Amendment to Charter of the Registrant are incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant's Registration Statement (No. 33-20827) filed on September 25, 1997.

   (20) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant's Registration Statement (No. 33-20827) filed on September 25, 1997.

   (21) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant's Registration Statement (No. 33-20827) filed on December 14, 1998.

   (22) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant's Registration Statement (No. 33-20827) filed on December 14, 1998.

   (23) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant's Registration Statement (No. 33-20827) filed on October 29, 1998.

   (24) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant's Registration Statement (No. 33-20827) filed on October 29, 1998.

   (25) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant's Registration Statement (No. 33-20827) filed on September 30, 1999.

   (26) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 69 to the Registrant's Registration Statement (No. 33-20827) filed on December 1, 1999.

   (27) Articles of Amendment to Charter of the Registrant are incorporated herein by reference to Post-Effective Amendment No. 71 to the Registrant's Registration Statement (No. 33-20827) filed on December 29, 2000.

   (28) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 71 to the Registrant's Registration Statement (No. 33-20827) filed on December 29, 2000.

   (29) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 71 to the Registrant's Registration Statement (No. 33-20827) filed on December 29, 2000.

   (30) Articles of Amendment to Charter of the Registrant are incorporated herein by reference to Post-Effective Amendment No. 71 to the Registrant's Registration Statement (No. 33-20827) filed on December 29, 2000.

   (31) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 73 to the Registrant's Registration Statement (No. 33-20827) filed on March 15, 2001.

   (32) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 77 to the Registrant's Registration Statement (No. 33-20827) filed on May 15, 2002.

   (33) Articles of Amendment to Charter of the Registrant are incorporated herein by reference to Post-Effective Amendment No. 77 to the Registrant's Registration Statement (No. 33-20827) filed on May 15, 2002.

   (34) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 78 to the Registrant's Registration Statement (No. 33-20827) filed on May 16, 2002.

   (35) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 79 to the Registrant's Registration Statement (No. 33-20827) filed on September 18, 2002.

   (36) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 84 to the Registrant's Registration Statement (No. 33-20827) filed on December 29, 2003.

   (37) Articles of Amendment to Charter of the Registrant are incorporated herein by reference to Post-Effective Amendment No. 89 to the Registrant's Registration Statement (No. 33-20827) filed on December 30, 2004.

   (38) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 93 to the Registrant's Registration Statement (No. 33-20827) filed on March 4, 2005.

   (39) Certificate of Correction of Registrant is incorporated herein by reference to Post-Effective Amendment No. 95 to the Registrant's Registration Statement (No. 33-20827) filed on March 23, 2005.

   (40) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 95 to the Registrant's Registration Statement (No. 33-20827) filed on March 23, 2005.

   (41) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 96 to the Registrant's Registration Statement (No. 33-20827) filed on June 6, 2005.

   (42) Articles of Amendment of Registrant are incorporated herein by reference to Post-Effective Amendment No. 97 to the Registrant's Registration Statement (No. 33-20827) filed on August 19, 2005.

   (43) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 99 to the Registrant's Registration Statement (No. 33-20827) filed on September 27, 2005.

(b)     By-Laws.

   (1) By-Laws, as amended are incorporated herein by reference to Post-Effective Amendment No. 89 to the Registrant's Registration Statement (No. 33-20827) filed on December 30, 2004.

(c)     Instruments Defining Rights of Security Holders.

   (1) See Articles VI, VII, VIII, IX and XI of Registrant's Articles of 1 Incorporation dated February 17, 1988 which are incorporated herein by reference to Registrant's Registration Statement (No. 33-20827) filed on March 24, 1988, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

   (2) See Articles II, III, VI, XIII, and XIV of Registrant's By-Laws as amended through August 25, 2004 which are incorporated herein by reference to Post-Effective Amendment No. 89 to the Registrant's Registration Statement (No. 33-20827) filed on December 30, 2004.

(d)     Investment Advisory Contracts.

   (1) Investment Advisory Agreement (Money Market) between Registrant and Provident Institutional Management Corporation, dated as of August 16, 1988 is incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement (No. 33-20827) filed on March 23, 1989, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

   (2) Sub-Advisory Agreement (Money Market) between Provident Institutional Management Corporation and Provident National Bank, dated as of August 16, 1988 is incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement (No. 33-20827) filed on March 23, 1989, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

   (3) Assumption Agreement (Money Market Fund) between PNC Bank, N.A. and BlackRock Institutional Management Corporation (formerly PNC Institutional Management Corporation) dated April 29, 1998 is incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant's Registration Statement (No. 33-20827) filed on September 30, 1999.

   (4) Investment Advisory Agreement (Boston Partners Large Cap Value Fund) between Registrant and Boston Partners Asset Management, L.P. is incorporated herein by reference to Post-Effective Amendment No. 83 to the Registrant's Registration Statement (No. 33-20827) filed on April 8, 2003.

   (5) Investment Advisory Agreement (Boston Partners Mid Cap Value Fund) between Registrant and Boston Partners Asset Management, L.P. is incorporated herein by reference to Post-Effective Amendment No. 83 to the Registrant's Registration Statement (No. 33-20827) filed on April 8, 2003.

   (6) Investment Advisory Agreement (Schneider Small Cap Value Fund) between Registrant and Schneider Capital Management Company is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant's Registration Statement (No. 33-20827) filed on October 29, 1998.

   (7)  Investment Advisory Agreement (Boston Partners Small Cap Value Fund II
        - formerly Micro Cap Value) between Registrant and Boston Partners Asset Management, L.P. is incorporated herein by reference to Post-Effective Amendment No. 83 to the Registrant's Registration Statement (No. 33-20827) filed on April 8, 2003.

   (8) Investment Advisory Agreement (Boston Partners Long/Short Equity Fund - formerly Market Neutral) between Registrant and Boston Partners Asset Management, L.P. is incorporated herein by reference to Post-Effective Amendment No. 83 to the Registrant's Registration Statement (No. 33-20827) filed on April 8, 2003.
   (9) Investment Advisory Agreement (Bogle Small Cap Growth Fund) between Registrant and Bogle Investment Management, L.P. is incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant's Registration Statement (No. 33-20827) filed on September 30, 1999.

   (10) Investment Advisory Agreement (Boston Partners All-Cap Value Fund) between Registrant and

        Boston Partners Asset Management, L.P. is incorporated herein by reference to Post-Effective Amendment No. 83 to the Registrant's Registration Statement (No. 33-20827) filed on April 8, 2003.

   (11) Investment Advisory Agreement (Schneider Value Fund) between Registrant and Schneider Capital Management Company is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant's Registration Statement (No. 33-20827) filed on November 1, 2002.

   (12) Form of Investment Advisory Agreement between Registrant and WesCorp Investment Services, LLC for the Institutional Liquidity Fund for Credit Unions is incorporated herein by reference to Post-Effective Amendment No. 82 to the Registrant's Registration Statement (No. 33-20827) filed on March 5, 2003.

   (13) Form of Investment Advisory Agreement between Registrant and WesCorp Investment Services, LLC for the Liquidity Fund for Credit Unions (formerly the CU Members' Liquidity Fund) is incorporated herein by reference to Post-Effective Amendment No. 83 to the Registrant's Registration Statement (No. 33-20827) filed on April 8, 2003.

   (14) Investment Advisory Agreement (n/i Growth Fund) between Registrant and Numeric Investors LLC is incorporated herein by reference to Post-Effective Amendment No. 96 to the Registrant's Registration Statement (No. 33-20827) filed on June 6, 2005.

   (15) Investment Advisory Agreement (n/i Emerging Growth Fund) between Registrant and Numeric Investors LLC incorporated herein by reference to Post-Effective Amendment No. 96 to the Registrant's Registration Statement (No. 33-20827) filed on June 6, 2005.

   (16) Investment Advisory Agreement (n/i Small Cap Value Fund) Between Registrant and Numeric Investors LLC is incorporated herein by reference to Post-Effective Amendment No. 96 to the Registrant's Registration Statement (No. 33-20827) filed on June 6, 2005.

   (17) Investment Advisory Agreement (n/i Mid Cap Fund) Between Registrant and Numeric Investors LLC is incorporated herein by reference to Post-Effective Amendment No. 96 to the Registrant's Registration Statement (No. 33-20827) filed on June 6, 2005.

   (18) Amendment No. 1 to Investment Advisory Agreement Between Registrant and Numeric Investors LLC for the n/i numeric investors Mid Cap Fund is incorporated herein by reference to Post-Effective Amendment No. 96 to the Registrant's Registration Statement (No. 33-20827) filed on June 6, 2005.

   (19) Amendment No. 1 to Investment Advisory Agreement (n/i Growth Fund) Between Registrant and Numeric Investors LLC is incorporated herein by reference to Post-Effective Amendment No. 97 to the Registrant's Registration Statement (No. 33-20827) filed on August 19, 2005.

   (20) Amendment No. 1 to The Investment Advisory Agreement (n/i Small Cap Value Fund) Between Registrant and Numeric Investors LLC is incorporated herein by reference to Post-Effective Amendment No. 97 to the Registrant's Registration Statement (No. 33-20827) filed on August 19, 2005.

   (21) Amendment No. 2 to The Investment Advisory Agreement (n/i Mid Cap Fund) Between Registrant and Numeric Investors LLC is incorporated herein by reference to Post-Effective Amendment No. 97 to the Registrant's Registration Statement (No. 33-20827) filed on August 19, 2005.

   (22) Contractual Fee Waiver Agreement dated December 12, 2003, between the Registrant and Boston Partners Asset Management, L.P. is incorporated herein by reference to Post-Effective Amendment No. 89 to the Registrant's Registration Statement (No. 33-20827) filed on December 30, 2004.

   (23) CONTRACTUAL FEE WAIVER AGREEMENT DATED NOVEMBER 21, 2005, BETWEEN THE REGISTRANT AND SCHNEIDER CAPITAL MANAGEMENT COMPANY FOR THE SCHNEIDER SMALL CAP VALUE FUND IS FILED HEREWITH.

   (24) CONTRACTUAL FEE WAIVER AGREEMENT DATED NOVEMBER 21, 2005, BETWEEN THE REGISTRANT AND SCHNEIDER CAPITAL MANAGEMENT COMPANY FOR THE SCHNEIDER VALUE FUND IS FILED HEREWITH.

   (25) CONTRACTUAL FEE WAIVER AGREEMENT DATED NOVEMBER 21, 2005, BETWEEN THE REGISTRANT AND BOGLE INVESTMENT MANAGEMENT, L.P. FOR THE BOGLE SMALL CAP GROWTH FUND IS FILED HEREWITH.

   (26) Investment Advisory Agreement between the Registrant and Weiss, Peck & Greer Investments for The Robeco WPG Core Bond Fund is incorporated herein by reference to Post-Effective Amendment No. 98 to the Registrant's Registration Statement (No. 33-20827) filed on August 30, 2005.

   (27) Investment Advisory Agreement dated August 31, 2005 between the Registrant and Hilliard Lyons Research Advisors is incorporated herein by reference to Post-Effective Amendment No. 99 to the Registrant's Registration Statement (No. 33-20827) filed on September 27, 2005.

   (28) Investment Advisory Agreement between the Registrant and Weiss, Peck & Greer Investments for the Robeco WPG Large Cap Growth Fund is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant's Registration Statement (No. 33-20827) filed on November 25, 2005.

   (29) Investment Advisory Agreement between the Registrant and Weiss, Peck & Greer Investments for the Robeco WPG Tudor Fund is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant's Registration Statement (No. 33-20827) filed on November 25, 2005.

   (30) Contractual Fee Waiver Agreement dated April 29, 2005 between the Registrant and Weiss, Peck & Greer Investments for the Robeco WPG Core Bond Fund, Robeco WPG Large Cap Growth Fund and Robeco WPG Tudor Fund is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant's Registration Statement (no. 33-20827) filed On November 25, 2005.

(e)     Underwriting Contracts.

   (1) Distribution Agreement between Registrant and PFPC Distributors, Inc. dated as of January 2, 2001 is incorporated herein by reference to Post-Effective Amendment No. 73 to the Registrant's Registration Statement (No. 33-20827) filed on March 15, 2001.

   (2) Distribution Agreement Supplement between Registrant and PFPC Distributors, Inc. (Boston Partners All-Cap Value Fund Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant's Registration Statement (No. 33-20827) filed on November 1, 2002.

   (3) Distribution Agreement Supplement between Registrant and PFPC Distributors, Inc. (Boston Partners All-Cap Value Fund Institutional Class) is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant's Registration Statement (No. 33-20827) filed on November 1, 2002.

   (4) Distribution Agreement Supplement between Registrant and PFPC Distributors, Inc. (Schneider Value Fund is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant's Registration Statement (No. 33-20827) filed on November 1, 2002.

   (5) Form of Distribution Agreement Supplement between Registrant and PFPC Distributors, Inc. (Institutional Liquidity Fund for Credit Unions) is incorporated herein by reference to Post-Effective Amendment No. 82 to the Registrant's Registration Statement (No. 33-20827) filed on April 8, 2003.

   (6) Form of Distribution Agreement Supplement between Registrant and PFPC Distributors, Inc. (Liquidity Fund for Credit Union Members (formerly CU Members' Liquidity Fund)) is incorporated herein by reference to Post-Effective Amendment No. 83 to the Registrant's Registration Statement (No. 33-20827) filed on April 8, 2003.

   (7) Distribution Agreement Supplement between Registrant and PFPC Distributors, Inc. (Senbanc Fund) is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant's Registration Statement (No. 33-20827) filed on November 25, 2005.

   (8) DISTRIBUTION AGREEMENT SUPPLEMENT BETWEEN REGISTRANT AND PFPC DISTRIBUTORS, INC. (ROBECO WPG CORE BOND FUND - INSTITUTIONAL CLASS) IS FILED HEREWITH.

   (9)  DISTRIBUTION AGREEMENT SUPPLEMENT BETWEEN REGISTRANT AND PFPC

        DISTRIBUTORS, INC. (ROBECO WPG LARGE CAP GROWTH FUND - INSTITUTIONAL CLASS) IS FILED HEREWITH.

   (10) DISTRIBUTION AGREEMENT SUPPLEMENT BETWEEN REGISTRANT AND PFPC DISTRIBUTORS, INC. (ROBECO WPG TUDOR FUND-INSTITUTIONAL CLASS) IS FILED HEREWITH.

   (11) FORM OF DISTRIBUTION AGREEMENT SUPPLEMENT BETWEEN REGISTRANT AND PFPC DISTRIBUTORS, INC. (ROBECO WPG CORE BOND FUND-RETIREMENT CLASS) IS FILED HEREWITH.

   (12) FORM OF DISTRIBUTION AGREEMENT SUPPLEMENT BETWEEN REGISTRANT AND PFPC DISTRIBUTORS, INC. (ROBECO WPG CORE BOND FUND-INVESTOR CLASS) IS FILED HEREWITH.

(f)     Bonus or Profit Sharing Contracts.

   (1) Fund Office Retirement Profit-Sharing and Trust Agreement, dated as of October 24, 1990, as amended is incorporated herein by reference to Post-Effective Amendment No. 49 to the Registrant's Registration Statement (No. 33-20827) filed on December 1, 1997.

   (2) Form of Amendment No. 1 to Fund Office Retirement Profit Sharing Plan and Trust Reflecting EGTRRA is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant's Registration Statement (No. 33-20827) filed on November 1, 2002.

(g)     Custodian Agreements.

   (1) Custodian Agreement between Registrant and Provident National Bank dated as of August 16, 1988 is incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement (No. 33-20827) filed on March 23, 1989, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

   (2) Sub-Custodian Agreement among The Chase Manhattan Bank, N.A., the Registrant and Provident National Bank, dated as of July 13, 1992, relating to custody of Registrant's foreign securities is incorporated herein by reference to Post-Effective Amendment No. 8 to the Registrant's Registration Statement (No. 33-20827) filed on October 22, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

   (3) Amendment No. 1 to Custodian Agreement dated August 16, 1988 is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant's Registration Statement (No. 33-20827) filed on July 15, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

   (4) Custodian Contract between Registrant and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 21 to the Registrant's Registration Statement (No. 33-20827) filed on October 28, 1994, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

   (5) Custody Agreement between Registrant and Custodial Trust Company on behalf of n/i Micro Cap Fund, n/i Growth Fund and n/i Mid Cap Fund (formerly Growth & Value) Portfolios of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 34 to the Registrant's Registration Statement (No. 33-20827) filed on May 16, 1996.

   (6) Custodian Agreement Supplement Between Registrant and PNC Bank, National Association dated October 16, 1996 is incorporated herein by reference to Post-Effective Amendment No. 41 to the Registrant's Registration Statement (No. 33-20827) filed on November 27, 1996.

   (7) Custodian Agreement Supplement between Registrant and PNC Bank, National Association, on behalf of the Boston Partners Mid Cap Value Fund is incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant's Registration Statement (No. 33-20827) filed on September 25, 1997.

   (8) Custodian Agreement Supplement between Registrant and PNC Bank, N.A. on behalf of the Boston Partners Bond Fund is incorporated herein by reference to Post-Effective Amendment No. 51 to the Registrant's Registration Statement (No. 33-20827) filed on December 8, 1997.

   (9) Custodian Agreement Supplement between Registrant and PNC Bank, N.A. on behalf of the Schneider Small Cap Value Fund is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant's Registration Statement (No. 33-20827) filed on October 29, 1998.

   (10) Custodian Agreement Supplement between Registrant and PNC Bank, N.A. on behalf of the Boston Partners Small Cap Value Fund II (formerly Micro Cap Value) is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant's Registration Statement (No. 33-20827) filed on October 29, 1998.

   (11) Custodian Agreement Supplement between Registrant and PNC Bank, N.A. on behalf of Boston Partners Long/Short Equity Fund (formerly Market Neutral) is incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant's Registration Statement (No. 33-20827) filed on December 14, 1998.

   (12) Custodian Agreement Supplement between Registrant and Custodial Trust Company on behalf of n/i Small Cap Value Fund is incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant's Registration Statement (No. 33-20827) filed on December 14, 1998.

   (13) Form of Custodian Agreement Supplement between Registrant and PFPC Trust Company (Boston Partners Fund - formerly Long Short Equity) is incorporated herein by reference to Post-Effective Amendment No. 65 to the Registrant's Registration Statement (No. 33-20827) filed on May 19, 1999.

   (14) Custodian Agreement Supplement between Registrant and PFPC Trust Company (Bogle Small Cap Growth Fund) is incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant's Registration Statement (No. 33-20827) filed on September 30, 1999.

   (15) Letter Agreement among Registrant, The Chase Manhattan Bank and PFPC Trust Company, dated as of July 2, 2001, relating to custody of Registrant's foreign securities is incorporated herein by reference to Post-Effective Amendment No. 77 to the Registrant's Registration Statement (No. 33-20827) filed on May 15, 2002.

   (16) Custodian Agreement Supplement between Registrant and PFPC Trust Company (Boston Partners All-Cap Value Fund) is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant's Registration Statement (No. 33-20827) filed on November 1, 2002.

   (17) Custodian Agreement Supplement between Registrant and PFPC Trust Company (Schneider Value Fund) is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant's Registration Statement (No. 33-20827) filed on November 1, 2002.

   (18) Form of Custodian Agreement Supplement between Registrant and PFPC Trust Company (Institutional Liquidity Fund for Credit Unions) is incorporated herein by reference to Post-Effective Amendment No. 82 to the Registrant's Registration Statement (No. 33-20827) filed on March 5, 2003.

   (19) Form of Custodian Agreement Supplement between Registrant and PFPC Trust Company (Liquidity Fund for Credit Union Members (formerly the CU Members' Liquidity Fund)) is incorporated herein by reference to Post-Effective Amendment No. 83 to the Registrant's Registration Statement (No. 33-20827) filed on April 8, 2003.

   (20) Form of Custodian Agreement between Registrant and Mellon Bank N.A. (Robeco WPG Core Bond Fund, Robeco WPG Large Cap Growth Fund, and Robeco WPG Tudor Fund) is incorporated herein by reference to Post-Effective Amendment No. 93 to the Registrant's Registration Statement (No. 33-20827) filed on March 4, 2005.

   (21) Custodian Agreement Supplement between Registrant and PFPC Trust Company (Senbanc Fund) is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant's Registration Statement (No. 33-20827) filed on November 25, 2005.

   (22) CUSTODIAN AGREEMENT AMONG REGISTRANT, PFPC TRUST COMPANY AND CITIBANK N.A., DATED AS OF SEPTEMBER 13, 2005, RELATING TO CUSTODY OF REGISTRANT'S FOREIGN SECURITIES IS FILED HEREWITH.

(h)     Other Material Contracts.

   (1) Transfer Agency Agreement (Sansom Street) between Registrant and Provident Financial Processing Corporation, dated as of August 16, 1988 is incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement (No. 33-20827) filed on March 23, 1989, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

   (2) Shareholder Servicing Agreement (Sansom Street Money Market) is incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement (No. 33-20827) filed on March 23, 1989, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

   (3) Shareholder Servicing Agreement (Sansom Street Government Obligations Money Market) is incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement (No. 33-20827) filed on March 23, 1989, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

   (4) Shareholder Services Plan (Sansom Street Money Market) is incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement (No. 33-20827) filed on March 23, 1989, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

   (5) Transfer Agency Agreement (Bedford) between Registrant and Provident Financial Processing Corporation, dated as of August 16, 1988 is incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement (No. 33-20827) filed on March 23, 1989, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

   (6) Transfer Agency Agreement and Supplements (Bradford, Beta, Gamma, Delta, Epsilon, Zeta, Eta and Theta) between Registrant and Provident Financial Processing Corporation dated as of November 5, 1991 is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant's Registration Statement (No. 33-20827) filed on July 15, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

   (7) Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company and PFPC Inc. dated February 1, 1995 is incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant's Registration Statement (No. 33-20827) filed on October 6, 1995.

   (8) Supplement to Transfer Agency and Service Agreement between Registrant, State Street Bank and Trust Company, Inc. and PFPC dated April 10, 1995 is incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant's Registration Statement (No. 33-20827) filed on October 6, 1995.

   (9) Amended and Restated Credit Agreement dated December 15, 1994 is incorporated herein by reference to Post-Effective Amendment No. 29 to the Registrant's Registration Statement (No. 33-20827) filed on October 25, 1995.

   (10) Transfer Agency Agreement Supplement (n/i Micro Cap Fund, n/i Growth Fund and n/i Mid Cap Fund (formerly Growth & Value)) between Registrant and PFPC Inc. dated April 14, 1996 is incorporated herein by reference to Post-Effective Amendment No. 34 to the Registrant's Registration Statement (No. 33-20827) filed on May 16, 1996.

   (11) Administration and Accounting Services Agreement between Registrant and PFPC Inc. (n/i Micro Cap Fund) dated April 24, 1996 is incorporated herein by reference to Post-Effective Amendment No. 34 to the Registrant's Registration Statement (No. 33-20827) filed on May 16, 1996.

   (12) Administration and Accounting Services Agreement between Registrant and PFPC Inc. (n/i Growth Fund) dated April 24, 1996 is incorporated herein by reference to Post-Effective Amendment No. 34 to the Registrant's Registration Statement (No. 33-20827) filed on May 16, 1996.

   (13) Administration and Accounting Services Agreement between Registrant and PFPC Inc. (n/i Mid Cap Fund (formerly Growth & Value)) dated April 24, 1996 is incorporated herein by reference to Post-Effective Amendment No. 34 to the Registrant's Registration Statement (No. 33-20827) filed on May 16, 1996.

   (14) Transfer Agreement and Service Agreement between Registrant and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 37 to the Registrant's Registration Statement (No. 33-20827) filed on July 30, 1996.

   (15) Administration and Accounting Services Agreement between the Registrant and PFPC Inc. dated October 16, 1996 (Boston Partners Large Cap Value
        Fund) is incorporated herein by reference to Post-Effective Amendment No. 45 to the Registrant's Registration Statement (No. 33-20827) filed on May 9, 1997.

   (16) Transfer Agency Agreement Supplement between Registrant and PFPC Inc. (Boston Partners Large Cap Value Fund, Institutional Class) is incorporated herein by reference to Post-Effective Amendment No. 41 to the Registrant's Registration Statement (No. 33-20827) filed on November 27, 1996.

   (17) Transfer Agency Agreement Supplement between Registrant and PFPC Inc. (Boston Partners Large Cap Value Fund, Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 41 to the Registrant's Registration Statement (No. 33-20827) filed on November 27, 1996.

   (18) Transfer Agency Agreement Supplement between Registrant and PFPC Inc., (Boston Partners Mid Cap Value Fund, Institutional Class) is incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant's Registration Statement (No. 33-20827) filed on September 25, 1997.

   (19) Transfer Agency Agreement Supplement between Registrant and PFPC Inc., (Boston Partners Mid Cap Value Fund, Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant's Registration Statement (No. 33-20827) filed on September 25, 1997.

   (20) Administration and Accounting Services Agreement between Registrant and PFPC Inc. dated, May 30, 1997 (Boston Partners Mid Cap Value Fund) is incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant's Registration Statement (No. 33-20827) filed on September 25, 1997.

   (21) Administration and Accounting Services Agreement between Registrant and PFPC Inc. (Schneider Small Cap Value Fund) is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant's Registration Statement (No. 33-20827) filed on October 29, 1998.

   (22) Transfer Agency Agreement Supplement between Registrant and PFPC Inc. (Schneider Small Cap Value Fund) is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant's Registration Statement (No. 33-20827) filed on October 29, 1998.

   (23) Transfer Agency Agreement Supplement between Registrant and PFPC Inc. (Boston Partners Small Cap Value Fund II (formerly Micro Cap Value), Institutional Class) is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant's Registration Statement (No. 33-20827) filed on October 29, 1998.

   (24) Transfer Agency Agreement Supplement between Registrant and PFPC Inc. (Boston Partners Small Cap Value Fund II (formerly Micro Cap Value), Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant's Registration Statement (No. 33-20827) filed on October 29, 1998.

   (25) Administration and Accounting Services Agreement between Registrant and PFPC Inc. (Boston Partners Micro Cap Value Fund) is incorporated herein by reference to Post-Effective Amendment No.

        60 to the Registrant's Registration Statement (No. 33-20827) filed on October 29, 1998.

   (26) Administrative Services Agreement between Registrant and Provident Distributors, Inc. dated as of May 29, 1998 and relating to the n/i family of funds, Schneider Small Cap Value Fund and Institutional Shares of the Boston Partners Funds is incorporated herein by reference to Post-Effective Amendment No. 56 to the Registrant's Registration Statement (No. 33-20827) filed on June 25, 1998.

   (27) Administrative Services Agreement Supplement between Registrant and Provident Distributors, Inc. relating to the Boston Partners Long/Short Equity Fund (formerly Market Neutral) - Institutional Class is incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant's Registration Statement (No. 33-20827) filed on December 14, 1998.

   (28) Administrative and Accounting Services Agreement between Registrant and PFPC Inc. (Boston Partners Long/Short Equity Fund (formerly Market Neutral) - Institutional and Investor Classes) is incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant's Registration Statement (No. 33-20827) filed on December 14, 1998.

   (29) Transfer Agency Agreement Supplement between Registrant and PFPC Inc. (Boston Partners Long/Short Equity Fund (formerly Market Neutral) - Institutional and Investor Classes) is incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant's Registration Statement (No. 33-20827) filed on December 14, 1998.

   (30) Transfer Agency Agreement Supplement between Registrant and PFPC Inc. (n/i Small Cap Value Fund) is incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant's Registration Statement (No. 33-20827) filed on December 14, 1998.

   (31) Administration and Accounting Services Agreement between Registrant and PFPC Inc. (n/i Small Cap Value Fund) is incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant's Registration Statement (No. 33-20827) filed on December 14, 1998.

   (32) Co-Administration Agreement between Registrant and Bear Stearns Funds Management, Inc. (n/i Small Cap Value Fund) is incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant's Registration Statement (No. 33-20827) filed on December 14, 1998.

   (33) Administrative Services Agreement between Registrant and Provident Distributors, Inc. (n/i Small Cap Value Fund) is incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant's Registration Statement (No. 33-20827) filed on December 14, 1998.

   (34) Form of Transfer Agency Agreement Supplement between Registrant and PFPC Inc. (Boston Partners Fund (formerly Long-Short Equity)) is incorporated herein by reference to Post-Effective Amendment No. 65 to the Registrant's Registration Statement (No. 33-20827) filed on May 19, 1999.

   (35) Form of Administrative Services Agreement Supplement between Registrant and Provident Distributors, Inc. (Boston Partners Fund (formerly Long-Short Equity) - Institutional Shares) is incorporated herein by reference to Post-Effective Amendment No. 65 to the Registrant's Registration Statement (No. 33-20827) filed on May 19, 1999.

   (36) Form of Administration and Accounting Services Agreement between Registrant and PFPC Inc. (Boston Partners Fund (formerly Long-Short Equity)) is incorporated herein by reference to Post-Effective Amendment No. 65 to the Registrant's Registration Statement (No. 33-20827) filed on May 19, 1999.

   (37) Transfer Agency Agreement Supplement between Registrant and PFPC Inc. (Bogle Small Cap Growth Fund) is incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant's Registration Statement (No. 33-20827) filed on September 30, 1999.

   (38) Administrative Services Agreement between Registrant and Provident Distributors, Inc. (Bogle Small Cap Growth Fund) is incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant's Registration Statement (No. 33-20827) filed on September 30, 1999.

   (39) Non 12b-1 Shareholder Services Plan and Agreement for Bogle Small Cap Growth Investor Shares is incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant's Registration Statement (No. 33-20827) filed on September 30, 1999.

   (40) Agreement between E*TRADE Group, Inc., Registrant and Registrant's principal underwriter is incorporated herein by reference to Post-Effective Amendment No. 69 to the Registrant's Registration Statement (No. 33-20827) filed on December 1, 1999.

   (41) Fee Waiver Agreement for n/i Numeric Investors Funds is incorporated herein by reference to Post-Effective Amendment No. 69 to the Registrant's Registration Statement (No. 33-20827) filed on December 1, 1999.

   (42) Administration and Accounting Services Agreement between Registrant and PFPC Inc. (Bogle Investment Management Small Cap Growth Fund) is incorporated herein by reference to Post-Effective Amendment No. 69 to the Registrant's Registration Statement (No. 33-20827) filed on December 1, 1999.

   (43) Solicitation Agreement between n/i numeric Investors and Shareholder Communications Corporation is incorporated herein by reference to Post-Effective Amendment No. 69 to the Registrant's Registration Statement (No. 33-20827) filed on December 1, 1999.

   (44) Administrative Services Assignment Agreement between Registrant and PFPC Distributors, Inc. dated January 2, 2001 is incorporated herein by reference to Post-Effective Amendment No. 73 to the Registrant's Registration Statement (No. 33-20827) filed on March 15, 2001.

   (45) Transfer Agency Supplement between Registrant and PFPC Inc. for the Bear Stearns Money Market Family is incorporated herein by reference to Post-Effective Amendment No. 75 to the Registrant's Registration Statement (No. 33-20827) filed on December 4, 2001.

   (46) Form of Transfer Agency Supplement between Registrant and PFPC Inc. for the Boston Partners All-Cap Value Fund is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant's Registration Statement (No. 33-20827) filed on November 1, 2002.

   (47) Form of Administration and Accounting Services Agreement between Registrant and PFPC Inc. for the Boston Partners All-Cap Value Fund is incorporated herein by reference to Post-Effective Amendment No. 77 to the Registrant's Registration Statement (No. 33-20827) filed on May 15, 2002.

   (48) Administrative Services Agreement Supplement between Registrant and PFPC Distributors, Inc. for the Boston Partners All-Cap Value Fund is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant's Registration Statement (No. 33-20827) filed on November 1, 2002.

   (49) Transfer Agency Supplement between Registrant and PFPC Inc. for Schneider Value Fund is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant's Registration Statement (No. 33-20827) filed on November 1, 2002.

   (50) Form of Administration and Accounting Services Agreement between Registrant and PFPC Inc. for the Schneider Value Fund is incorporated herein by reference to Post-Effective Amendment No. 78 to the Registrant's Registration Statement (No. 33-20827) filed on May 16, 2002.

   (51) Administrative Services Agreement Supplement between Registrant and PFPC Distributors, Inc. for the Schneider Value Fund is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant's Registration Statement (No. 33-20827) filed on November 1, 2002.

   (52) Non - 12b-1 Shareholder Services Plan and Related Form of Shareholder Servicing Agreement is incorporated herein by reference to Post-Effective Amendment No. 79 to the Registrant's Registration Statement (No. 33-20827) filed on September 18, 2002.

   (53) Shareholder Servicing Agreement (Bogle Small Cap Growth Fund) is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant's Registration Statement (No. 33-20827) filed on November 1, 2002.

   (54) Administrative Services Agreement Supplement between Registrant and PFPC Distributors, Inc. for Investor Shares of the Boston Partners Funds is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant's Registration Statement (No. 33-20827) filed on November 1, 2002.

   (55) Form of Administration and Accounting Services Agreement between Registrant and PFPC Inc. for the Institutional Liquidity Fund for Credit Unions is incorporated herein by reference to Post-Effective Amendment No. 82 to the Registrant's Registration Statement (No. 33-20827) filed on March 5, 2003.

   (56) Form of Administrative Services Agreement Supplement between Registrant and PFPC Distributors, Inc. for the Institutional Liquidity Fund for Credit Unions is incorporated herein by reference to Post-Effective Amendment No. 82 to the Registrant's Registration Statement (No. 33-20827) filed on March 5, 2003.

   (57) Form of Transfer Agency Agreement Supplement between Registrant and PFPC Inc. for the Institutional Liquidity Fund for Credit Unions is incorporated herein by reference to Post-Effective Amendment No. 82 to the Registrant's Registration Statement (No. 33-20827) filed on March 5, 2003.

   (58) Amended and Restated Non-12b-1 Shareholder Services Plan (Numeric Funds) is incorporated herein by reference to Post-Effective Amendment No. 82 to the Registrant's Registration Statement (No. 33-20827) filed on March 5, 2003.

   (59) Form of Administration and Accounting Services Agreement between Registrant and PFPC Inc. for the Liquidity Fund for the Credit Union Members (formerly the CU Members' Liquidity Fund) is incorporated herein by reference to Post-Effective Amendment No. 83 to the Registrant's Registration Statement (No. 33-20827) filed on April 8, 2003.

   (60) Form of Administrative Services Agreement Supplement between Registrant and PFPC Distributors, Inc. for the Liquidity Fund for the Credit Union Members (formerly the CU Members' Liquidity Fund) is incorporated herein by reference to Post-Effective Amendment No. 83 to the Registrant's Registration Statement (No. 33-20827) filed on April 8, 2003.

   (61) Form of Transfer Agency Agreement Supplement between Registrant and PFPC Inc. for the Liquidity Fund for the Credit Union Members (formerly the CU Members' Liquidity Fund) is incorporated herein by reference to Post-Effective Amendment No. 83 to the Registrant's Registration Statement (No. 33-20827) filed on April 8, 2003.

   (62) Amended and Restated Non-12b-1 Shareholder Services Plan for the Liquidity Fund for the Credit Union Members (formerly the CU Members' Liquidity Fund) is incorporated herein by reference to Post-Effective Amendment No. 83 to the Registrant's Registration Statement (No. 33-20827) filed on April 8, 2003.

   (63) Form of Transfer Agency Agreement Supplement (Customer Identification Program) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 84 to the Registrant's Registration Statement (No. 33-20827) filed on December 29, 2003.

   (64) Regulatory Administration Services Agreement between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 84 to the Registrant's Registration Statement (No. 33-20827) filed on December 29, 2003.

   (65) Administration and Accounting Services Agreement between Registrant and PFPC Inc. for the Robeco WPG Core Bond Fund, Robeco WPG Large Cap Growth Fund, and Robeco WPG Tudor Fund is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant's Registration Statement (No. 33-20827) filed on November 25, 2005.

   (66) Administrative Services Agreement Supplement between Registrant and PFPC Distributors, Inc. for the Robeco WPG Core Bond Fund is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant's Registration Statement (No. 33-20827) filed on November 25, 2005.

   (67) Administrative Services Agreement Supplement between Registrant and PFPC Distributors, Inc. for the Robeco WPG Large Cap Growth Fund is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant's Registration Statement (No. 33-20827) filed on November 25, 2005.

   (68) Administrative Services Agreement Supplement between Registrant and PFPC Distributors, Inc. for the Robeco WPG Tudor Fund is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant's Registration Statement (No. 33-20827) filed on November 25, 2005.

    (69) Transfer Agency Agreement Supplement between Registrant and PFPC Inc. for the Robeco WPG Core Bond Fund is
         incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant's Registration Statement (No.
         33-20827) filed on November 25, 2005.

    (70) Transfer Agency Agreement Supplement between Registrant and PFPC Inc. for the Robeco WPG Large Cap Growth
         Fund is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant's Registration
         Statement (No. 33-20827) filed on November 25, 2005.

    (71) Transfer Agency Agreement Supplement between Registrant and PFPC Inc. for the Robeco WPG Tudor Fund is
         incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant's Registration Statement (No.
         33-20827) filed on November 25, 2005.

    (72) Non-12b-1 Shareholder Services Plan and Related Form of Shareholder Servicing Agreement (Robeco WPG Core
         Bond Fund - Institutional Class) is incorporated herein by reference to Post-Effective Amendment No. 100 to the
         Registrant's Registration Statement (No. 33-20827) filed on November 25, 2005.

    (73) Non-12b-1 Shareholder Services Plan and Related Form of Shareholder Servicing Agreement (Robeco WPG Large Cap
         Growth Fund - Institutional Class) is incorporated herein by reference to Post-Effective Amendment No. 100 to the
         Registrant's Registration Statement (No. 33-20827) filed on November 25, 2005.

    (74) Non-12b-1 Shareholder Services Plan and Related Form of Shareholder Servicing Agreement (Robeco WPG Tudor
         Fund - Institutional Class) is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant's
         Registration Statement (No. 33-20827) filed on November 25, 2005.

    (75) Non-12b-1 Shareholder Services Plan and Related Form of Shareholder Servicing Agreement (Robeco WPG Core
         Bond Fund - Retirement Class) is incorporated herein by reference to Post-Effective Amendment No. 97 to the
         Registrant's Registration Statement (No. 33-20827) filed on August 19, 2005.

    (76) Administration and Accounting Services Agreement between Registrant and PFPC Inc. for the Senbanc Fund is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant's Registration Statement (No.
         33-20827) filed on November 25, 2005.

    (77) Transfer Agency Agreement Supplement between Registrant and PFPC Inc. for the Senbanc Fund is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant's Registration Statement (No. 33-20827)
         filed on November 25, 2005.

    (78) Administrative Services Agreement Supplement between Registrant and PFPC Distributors, Inc. for the Senbanc Fund
         is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant's Registration Statement
         (No. 33-20827) filed on November 25, 2005.

    (79) Amended Schedule A to Regulatory Administration Services Agreement between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant's Registration Statement
           (No. 33-20827) filed on November 25, 2005.

(i) (1)  LEGAL OPINION OF DRINKER BIDDLE & REATH LLP IS FILED HEREWITH.

    (2)  CONSENT OF DRINKER BIDDLE & REATH LLP IS FILED HEREWITH.

(j) (1)  CONSENT OF PRICEWATERHOUSECOOPERS LLP IS FILED HEREWITH.

(k)      None

(l)     Initial Capital Agreements.

   (1) Subscription Agreement, relating to Classes A through N, is incorporated herein by reference to Pre-Effective Amendment No. 2 to Registrant's Registration Statement (No. 33-20827) filed on July 12, 1988, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

   (2) Subscription Agreement between Registrant and Planco Financial Services, Inc., relating to Classes O and P is incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement (No. 33-20827) filed on December 14, 1990.

   (3) Subscription Agreement between Registrant and Planco Financial Services, Inc., relating to Class Q is incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement (No. 33-20827) filed on December 14, 1990.

   (4) Subscription Agreement between Registrant and Counsellors Securities Inc. relating to Classes R, S, and Alpha 1 through Theta 4 is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant's Registration Statement (No. 33-20827) filed on July 15, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

   (5) Purchase Agreement between Registrant and Numeric Investors, L.P. relating to Class FF (n/i Micro Cap Fund) is incorporated herein by reference to Post-Effective Amendment No. 34 to the Registrant's Registration Statement (No. 33-20827) filed on May 16, 1996.

   (6) Purchase Agreement between Registrant and Numeric Investors, L.P. relating to Class GG (n/i Growth Fund) is incorporated herein by reference to Post-Effective Amendment No. 34 to the Registrant's Registration Statement (No. 33-20827) filed on May 16, 1996.

   (7) Purchase Agreement between Registrant and Numeric Investors, L.P. relating to Class HH (n/i Mid Cap Fund - formerly Growth & Value) is incorporated herein by reference to Post-Effective Amendment No. 34 to the Registrant's Registration Statement (No. 33-20827) filed on May 16, 1996.

   (8) Purchase Agreement between Registrant and Boston Partners Asset Management, L.P. relating to Classes QQ, RR and SS (Boston Partners Large Cap Value Fund) is incorporated herein by reference to Post-Effective Amendment No. 45 to the Registrant's Registration Statement (No. 33-20827) filed on May 9, 1997.

   (9) Purchase Agreement between Registrant and Boston Partners Asset Management, L.P. relating to Classes TT and UU (Boston Partners Mid Cap Value Fund) is incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant's Registration Statement (No. 33-20827) filed on September 25, 1997.

   (10) Purchase Agreement between Registrant and Boston Partners Asset Management L.P. relating to Classes VV and WW (Boston Partners Bond
        Fund) is incorporated herein by reference to Post-Effective Amendment No. 51 to the Registrant's Registration Statement (No. 33-20827) filed on December 8, 1997.

   (11) Purchase Agreement between Registrant and Schneider Capital Management Company relating to Class YY (Schneider Small Cap Value Fund) is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant's Registration Statement (No. 33-20827) filed on October 29, 1998.

   (12) Purchase Agreement between Registrant and Boston Partners Asset Management, L.P. relating to Classes DDD and EEE (Boston Partners Small Cap Value Fund II (formerly Micro Cap Value)) is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant's Registration Statement (No. 33-20827) filed on October 29, 1998.

   (13) Purchase Agreement between Registrant and Boston Partners Asset Management relating to Classes III and JJJ (Boston Partners Long/Short Equity Fund (formerly Market Neutral)) is incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant's Registration Statement (No. 33-20827) filed on December 14, 1998.

   (14) Purchase Agreement between Registrant and Provident Distributors, Inc. relating to Class MMM (n/i Small Cap Value Fund) is incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant's Registration Statement (No. 33-20827) filed on December 14, 1998.

   (15) Form of Purchase Agreement between Registrant and Boston Partners Asset Management, L. P. relating to Classes KKK and LLL (Boston Partners Fund (formerly Long-Short Equity)) is incorporated herein by reference to Post-Effective Amendment No. 65 to the Registrant's Registration Statement (No. 33-20827) filed on May 19, 1999.

   (16) Purchase Agreement between Registrant and Bogle Investment Management, L.P. (Bogle Small Cap Growth Fund) is incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant's Registration Statement (No. 33-20827) filed on September 30, 1999.

   (17) Purchase Agreement between Registrant and Boston Partners Asset Management, L.P. (Boston Partners All-Cap Value Fund) is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant's Registration Statement (No. 33-20827) filed on November 1, 2002.

   (18) Purchase Agreement between Registrant and Schneider Capital Management Company (Schneider Value Fund) is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant's Registration Statement (No. 33-20827) filed on November 1, 2002.

   (19) Purchase Agreement between Registrant and Baker 500 Corporation (Baker 500 Growth Fund) is incorporated herein by reference to Post-Effective Amendment No. 82 to the Registrant's Registration Statement (No. 33-20827) filed on March 5, 2003.

   (20) Form of Purchase Agreement between Registrant and WesCorp Investment Services, LLC (Institutional Liquidity Fund for Credit Unions) is incorporated herein by reference to Post-Effective Amendment No. 82 to the Registrant's Registration Statement (No. 33-20827) filed on March 5, 2003.

   (21) Form of Purchase Agreement between Registrant and WesCorp Investment Services, LLC (Liquidity Fund for Credit Union Members (formerly the CU Members' Liquidity Fund)) is incorporated herein by reference to Post-Effective Amendment No. 83 to the Registrant's Registration Statement (No. 33-20827) filed on April 8, 2003.

   (22) Purchase Agreement between Registrant and Weiss, Peck & Greer Investments (Robeco WPG Core Bond Fund) is incorporated herein by reference to Post-Effective Amendment No. 96 to the Registrant's Registration Statement (No. 33-20827) filed on June 6, 2005.

   (23) Purchase Agreement between Registrant and Weiss, Peck & Greer Investments (Robeco WPG Large Cap Growth Fund) is incorporated herein by reference to Post-Effective Amendment No. 96 to the Registrant's Registration Statement (No. 33-20827) filed on June 6, 2005.

   (24) Purchase Agreement between Registrant and Weiss, Peck & Greer Investments (Robeco WPG Tudor Fund) is incorporated herein by reference to Post-Effective Amendment No. 96 to the Registrant's Registration Statement (No. 33-20827) filed on June 6, 2005.

   (25) Purchase Agreement between Registrant and Hilliard Lyons Research Advisers (Senbanc Fund) is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant's Registration Statement (No. 33-20827) filed on November 25, 2005.

(m)     Rule 12b-1 Plan.

   (1) Plan of Distribution (Sansom Street Money Market) is incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement (No. 33-20827) filed on March 23, 1989, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

   (2) Plan of Distribution (Bedford Money Market) is incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement (No. 33-20827) filed on March 23, 1989, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

   (3) Amendment No. 1 to Plans of Distribution (Classes A through Q) is incorporated herein by reference to Post-Effective Amendment No. 6 to the Registrant's Registration Statement (No. 33-20827) filed on October 24, 1991, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

   (4) Plan of Distribution (Zeta Money Market) is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant's Registration Statement (No. 33-20827) filed on July 15, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

   (5) Plan of Distribution (Eta Money Market) is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant's Registration Statement (No. 33-20827) filed on July 15, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

   (6) Plan of Distribution (Theta Money Market) is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant's Registration Statement (No. 33-20827) filed on July 15, 1992, and refilled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

   (7) Plan of Distribution (Boston Partners Large Cap Value Fund Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 45 to the Registrant's Registration Statement (No. 33-20827) filed on May 9, 1997.

   (8) Plan of Distribution (Boston Partners Mid Cap Value Fund Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 45 to the Registrant's Registration Statement (No. 33-20827) filed on May 9, 1997.

   (9) Plan of Distribution (Boston Partners Bond Fund Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 51 to the Registrant's Registration Statement (No. 33-20827) filed on December 8, 1997.

   (10) Plan of Distribution (Boston Partners Small Cap Value Fund II (formerly Micro Cap Value) Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 53 to the Registrant's Registration Statement (No. 33-20827) filed on April 10, 1998.

   (11) Amendment to Plans of Distribution pursuant to Rule 12b-1 is incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant's Registration Statement (No. 33-20827) filed on December 14, 1998.

   (12) Plan of Distribution (Boston Partners Long/Short Equity Fund (formerly Market Neutral) - Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 62 to the Registrant's Registration Statement (No. 33-20827) filed on November 12, 1998.

   (13) Plan of Distribution (Principal Money Market) is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant's Registration Statement (No. 33-20827) filed on October 29, 1998.

   (14) Plan of Distribution (Boston Partners Fund (formerly Long Short Equity)
        - Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 65 to the Registrant's Registration Statement (No. 33-20827) filed on May 19, 1999.

   (15) Plan of Distribution pursuant to Rule 12b-1 (Boston Partners All-Cap Value Fund) is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant's Registration Statement (No. 33-20827) filed on November 1, 2002.

   (16) Plan of Distribution pursuant to Rule 12b-1 (Liquidity Fund for Credit Union Members (formerly the CU Members' Liquidity Fund)) is incorporated herein by reference to Post-Effective Amendment No. 83 to the Registrant's Registration Statement (No. 33-20827) filed on April 8, 2003.
   (17) Plan of Distribution pursuant to Rule 12b-1 (Senbanc Fund) is incorporated herein by reference to Post-Effective Amendment No. 99 to the Registrant's Registration Statement (No. 33-20827) filed on September 27, 2005.

     (18)Plan of Distribution Pursuant to Rule 12b-1 of The RBB Fund, Inc. (Robeco Core Bond Fund-Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 99 to the Registrant's Registration Statement (No. 33-20827) filed on September 27, 2005.
     (19)AGREEMENT AMONG REGISTRANT, BEAR, STEARNS SECURITIES CORP. AND PFPC DISTRIBUTORS, INC. DATED AS OF NOVEMBER 17, 2005 IS FILED HEREWITH.

(n)     Rule 18f-3 Plan.

     (1) Amended Rule 18f-3 Plan is incorporated herein by reference to Post-Effective Amendment No. 99 to the Registrant's Registration Statement (No. 33-20827) filed on September 27, 2005.

(p)     Code of Ethics.

     (1) Code of Ethics of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 93 to the Registrant's Registration Statement (No. 33-20827) filed on March 4, 2005.
     (2) Code of Ethics of Boston Partners Asset Management, L.P. is incorporated herein by reference to Post-Effective Amendment No. 82 to the Registrant's Registration Statement (No. 33-20827) filed on March 5, 2003.
     (3) Code of Ethics of Numeric Investors LLC is incorporated herein by reference to Post-Effective Amendment No. 84 to the Registrant's Registration Statement (No. 33-20827) filed on December 29, 2003.
     (4) Code of Ethics of Schneider Capital Management Company are incorporated herein by reference to Post-Effective Amendment No. 82 to the Registrant's Registration Statement (No. 33-20827) filed on March 5, 2003.
     (5) Code of Ethics of Bogle Investment Management, L P. is incorporated herein by reference to Post-Effective Amendment No. 88 to the Registrant's Registration Statement (No. 33-20827) filed on November 1, 2004.
     (6) Code of Ethics of PFPC Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 84 to the Registrant's Registration Statement (No. 33-20827) filed on December 29, 2003.
     (7) Code of Ethics of Weiss, Peck & Greer Investments is incorporated herein by reference to Post-Effective Amendment No. 88 to the Registrant's Registration Statement (No. 33-20827) filed on December 20, 2004.
     (8) Code Of Ethics of J.J.B. Hilliard W.L. Lyons, Inc. is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant's Registration Statement (No. 33-20827) filed on November 25, 2005.

Item 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

None.

Item 25. INDEMNIFICATION

Sections 1, 2, 3 and 4 of Article VIII of Registrant's Articles of Incorporation, as amended, incorporated herein by reference as Exhibits (a)(1) and (a)(3), provide as follows:

Section 1. To the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its shareholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

Section 2. The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with law. The Board of Directors may by law, resolution or agreement make further provision for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland General Corporation law.

Section 3. No provision of this Article shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Section 4. References to the Maryland General Corporation Law in this Article are to the law as from time to time amended. No further amendment to the Articles of Incorporation of the Corporation shall decrease, but may expand, any right of any person under this Article based on any event, omission or proceeding prior to such amendment. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Sections 2 and 3 of the Assumption Agreement between PNC Bank, N.A. ("PNC") and BlackRock Institutional Management Corporation ("BIMC"), dated April 29, 1998 and incorporated herein by reference to exhibit (d)(3), provide for the indemnification of BIMC and PNC against certain losses.

Section 13 of the Investment Advisory Agreements between Registrant and Numeric Investors, LLC ("Numeric"), each dated November 12, 2004 and incorporated herein by reference to exhibits (d)(15), (d)(16), (d)(17) and (d)(18), provides for the indemnification of Numeric against certain losses.

Section 12 of the Investment Advisory Agreements between Registrant and Boston Partners Asset Management, L.P. ("Boston Partners"), each dated October 25, 2002 and incorporated herein by reference to exhibits (d)(4), (d)(5), (d)(6),
(d)(7), (d)(8), and (d)(9), provides for the indemnification of Boston Partners against certain losses.

Section 12 of the Investment Advisory Agreement between Registrant and Bogle Investment Management, L.P. ("Bogle"), dated September 15, 1999 and incorporated herein by reference to exhibit (d) (10) provides for the indemnification of Bogle against certain losses.

Section 12 of the Investment Advisory Agreements between Registrant and WesCorp Investment Services, LLC is incorporated herein by reference as exhibits
(d)(13) and (d)(14) provides for the indemnification of WesCorp Investment Services, LLC against certain losses.

Section 12 of the Investment Advisory Agreements between the Registrant and Weiss, Peck & Greer Investments is incorporated herein by reference as exhibits
(d)(27), (d)(28) and (d)(29) provides for the indemnification of Weiss, Peck & Greer Investments against certain losses.

Section 9 of the Distribution Agreement between Registrant and PFPC Distributors, Inc. ("PFPC"), dated January 2, 2001 and incorporated herein by reference to exhibit (e)(1) provides for the indemnification of PFPC Distributors against certain losses.

Section 12 of the Investment Advisory Agreement between the Registrant and Hilliard Lyons Research Advisors, a division of J. J. B. Hilliard, W. L. Lyons ("Hilliard") is incorporated herein by reference as exhibit (d)(31) provides for the indemnification of Hilliard against certain losses.

Item 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISERS.


  1   BlackRock Institutional Management Corporation:

      BlackRock Institutional Management Corporation ("BIMC") is an indirect majority-owned subsidiary of The PNC Financial Services Group, Inc. BIMC's principal business address is
      100 Bellevue Parkway, Wilmington, DE 19809. BIMC is registered under the Investment
      Advisers Act of 1940 and serves as an investment adviser for registered investment companies. Information as to the directors and officers of BIMC is as follows:
       Name and Position with BIMC   Other Company                  Position With Other Company
       ---------------------------   -------------                  ---------------------------
      Paul L. Audet                  BlackRock Provident            Treasurer
      Director                       Institutional Funds
                                     Wilmington, DE

                                     BlackRock Funds                Treasurer
                                     Wilmington, DE

                                     BlackRock Capital Management,  Director
                                     Inc.
                                     Wilmington, DE

                                     BlackRock Advisors, Inc.       Director
                                     Wilmington, DE

                                     BlackRock Financial            Director
                                     Management, Inc.
                                     New York, NY

                                     BlackRock (Japan), Inc.        Chief Financial Officer &
                                     New York, NY                   Managing Director

                                     BlackRock International, Ltd.  Chief Financial Officer &
                                     Edinburgh, Scotland            Managing Director

                                     BlackRock, Inc.                Chief Financial Officer &
                                     New York, NY                   Managing Director

      Laurence J. Carolan            BlackRock Capital Management,  Managing Director & Director
      Managing Director and          Inc.
      Director                       Wilmington, DE

                                     BlackRock, Inc.                Managing Director
                                     New York, NY

                                     BlackRock Advisors, Inc.       Managing Director & Director
                                     Wilmington, DE

    Robert P. Connolly        BlackRock Capital        Managing Director, General
    Managing Director,General Management, Inc.         Counsel & Secretary
    Counsel and Secretary     Wilmington, DE

                              BlackRock, Inc.          Managing Director, General
                              New York, NY             Counsel & Secretary

                              BlackRock International, Managing Director, General
                              Ltd.                     Counsel & Secretary
                              Edinburgh, Scotland

                              BlackRock (Japan), Inc.  Managing Director, General
                              New York, NY             Counsel & Secretary

                              BlackRock Advisors, Inc. Managing Director, General
                              Wilmington, DE           Counsel & Secretary

                              BlackRock Financial      Managing Director, General
                              Management, Inc.         Counsel & Secretary
                              New York, NY

                              BlackRock Investments,   General Counsel & Secretary
                              Inc.
                              New York, NY

    Laurence D. Fink          BlackRock Funds          President & Trustee
    Chief Executive Officer   Wilmington, DE

                              BlackRock Capital        Chief Executive Officer
                              Management, Inc.
                              Wilmington, DE

                              BlackRock, Inc.          Chairman & CEO
                              New York, NY

                              BlackRock International, Chairman & CEO
                              Ltd.
                              Edinburgh, Scotland

                              BlackRock (Japan),       Chairman & CEO
                              Inc.
                              New York, NY

                              BlackRock Investments,   Chairman & CEO
                              Inc.
                              New York, NY

                              BlackRock Advisors, Inc. Chief Executive Officer
                              Wilmington, DE

                                   BlackRock Financial Management, Chairman & CEO
                                   Inc.
                                   New York, NY

                                   BlackRock HPB Management LLC    Director
                                   New York, NY

    Robert S. Kapito               BlackRock Capital Management,   Vice Chairman & Director
    Vice Chairman and Director     Inc.
                                   Wilmington, DE

                                   BlackRock International, Ltd.   Vice Chairman & Director
                                   Edinburgh, Scotland

                                   BlackRock, Inc.                 Vice Chairman
                                   New York, NY

                                   BlackRock Advisors, Inc.        Vice Chairman & Director
                                   Wilmington, DE

                                   BlackRock (Japan), Inc.         Vice Chairman & Director
                                   New York, NY

                                   BlackRock Investments, Inc.     Director
                                   New York, NY

                                   BlackRock Financial Management, Vice Chairman & Director
                                   Inc.
                                   New York, NY

    Kevin M. Klingert              BlackRock Capital Management,   Managing Director & Director
    Managing Director and          Inc.
    Director                       Wilmington, DE



                                   BlackRock, Inc.                 Managing Director
                                   New York, NY

                                   BlackRock Advisors, Inc.        Managing Director & Director
                                   Wilmington, DE

                                   BlackRock Financial Management, Managing Director
                                   Inc.
                                   New York, NY

    John P. Moran                  BlackRock Capital Management,   Managing Director & Director
    Managing Director and          Inc.
    Director                       Wilmington, DE



                                   BlackRock, Inc.                 Managing Director
                                   New York, NY

                           BlackRock Advisors, Inc.      Managing Director & Director
                           Wilmington, DE

                           BlackRock Investments, Inc.   President
                           New York, NY

    Ralph L. Schlosstein   BlackRock Provident           Chairman & President
    President and Director Institutional Funds
                           Wilmington, DE

                           BlackRock Capital             President & Director
                           Management, Inc.
                           Wilmington, DE

                           BlackRock, Inc.               President & Director
                           New York, NY

                           BlackRock International, Ltd. President & Director
                           Edinburgh, Scotland

                           BlackRock (Japan), Inc.       President & Director
                           New York, NY

                           BlackRock Investments, Inc.   Director
                           New York, NY

                           BlackRock Advisors, Inc.      President & Director
                           Wilmington, DE

                           BlackRock Financial           President & Director
                           Management, Inc.
                           New York, NY

                           BlackRock HPB                 Director
                           Management LLC
                           New York, NY

    Keith T. Anderson      BlackRock Capital             Managing Director
    Managing Director      Management, Inc.
                           Wilmington, DE

                           BlackRock, Inc.               Managing Director
                           New York, NY

                           BlackRock Advisors, Inc.      Managing Director
                           Wilmington, DE

                           BlackRock Financial           Managing Director
                           Management, Inc.
                           New York, NY

     BlackRock International,       Managing Director
     Ltd.
     Edinburgh, Scotland

     BlackRock (Japan), Inc.        Managing Director
     New York, NY

  2.  Numeric Investors, LLC:

      The sole business activity of Numeric Investors, LLC ("Numeric"), One Memorial Drive, 4/th/
      Floor, Cambridge, Massachusetts 02142, is to serve as an investment adviser. Numeric is registered under the Investment Advisers Act of 1940.

      Information as to the directors and officers of Numeric is as follows:

      Name and Position with Numeric Other Company                  Position With Other Company
      ------------------------------ -------------                  ---------------------------
      P. Andrews McLane              TA Associates                  Managing Director and Member of
      Director of Numeric            Boston, MA                     the Executive Committee of Board

      Michael Wilson                 TA Associates                  Principal
      Director of Numeric            Boston, MA

  3.  Bogle Investment Management, LP:

      The sole business activity of Bogle Investment Management, LP ("Bogle"), 57 River Street,
      Suite 206, Wellesley, Massachusetts 02481, is to serve as an investment adviser. Bogle is registered under the Investment Advisers Act of 1940.

      The directors and officers have not held any positions with other companies during the last two fiscal years.

  4.  Boston Partners Asset Management, LLC:

      The sole business activity of Boston Partners Asset Management, LLC ("BPAM"), 28 State
      Street, 21/st/ Floor, Boston, Massachusetts 02109, is to serve as an investment adviser. BPAM is registered under the Investment Advisers Act of 1940.

      BPAM is registered under the Investment Advisers Act of 1940 and serves as an investment adviser for registered investment companies. Information as to the directors and officers of
      Boston is as follows:

      Name and Position with BPAM    Other Company                  Position With Other Company
      ---------------------------    -------------                  ---------------------------
      William J. Kelly               Robeco USA, LLC                Chief Financial Officer
      Chief Executive Officer

                                     Robeco USA, Inc.               Chief Executive Officer and
                                                                    Treasurer

      Mary Ann Iudice                Robeco USA, LLC                Chief Compliance Officer
      Compliance Officer

                                     Robeco USA, Inc.               Chief Compliance Officer

:

  5.   Schneider Capital Management Company

       The sole business activity of Schneider Capital Management Company ("Schneider"), 460 E. Swedesford
       Road, Suite 1080, Wayne, PA 19087, is to serve as an investment adviser. Schneider is registered under the Investment Advisers Act of 1940. Information as to the directors and officers of Schneider is as follows:

       Name and Position with Schneider       Other Company               Position With Other Company
       --------------------------------       -------------               ---------------------------
       Arnold C. Schneider, III               Turnbridge Management       President
       President and Chief Investment         Partners Corp.
       Officer
       Steven J. Fellin                       Turnbridge Management       Vice President
       Sr. Vice President and Chief           Partners Corp.
       Financial Officer

  6.   WesCorp Investment Services, LLC:

       The sole business activity of WesCorp Investment Services, LLC, 924 Overland Court, San Dimas,
       California 91773 ("WesCorp"), is to serve as an investment adviser. WesCorp is registered under the
       Investment Advisers Act of 1940. The directors and officers have not held any positions with other companies during the last two fiscal years

    7. Weiss, Peck & Greer Investments:

       The sole business activity of Weiss, Peck & Greer Investments ("WPG"), 909 Third Avenue, New York,
       NY 10022, is to serve as an investment adviser. WPG is registered under the Investment Advisers Act of
       1940.

       Information as to the directors and officers of WPG is as follows:

       Name and Position with WPG                 Other Company            Position With Other Company
       --------------------------------          ---------------------       -----------------------------

       Stan Bichel                            Robeco USA, LLC             Chief Executive Officer
       Chief Executive Officer

                                              Robeco USA, Inc.            Chairman of the Board

       William J. Kelly                       Robeco USA, LLC             Chief Financial Officer
       Chief Financial Officer

                                              Robeco USA, Inc.            Chief Executive and Treasurer

       Mary Ann Iudice                        Robeco USA, LLC             Chief Compliance Officer
       Chief Compliance Officer

                                              Robeco USA, Inc.            Chief Compliance Officer

       Robert Kleinberg                       Robeco USA, Inc.            Chief Legal Officer
       Chief Legal Officer

    8.  Hilliard Lyons Research Advisors:

        The sole business activity of Hilliard Lyons Research Advisors ("Hilliard"), 501 South Fourth Street,
        Louisville, Kentucky 40202, is to serve as an investment adviser. Hilliard is registered under the
        Investment Advisers Act of 1940.

        Information as to the directors and officers of Hilliard is as follows:

        Name and Position with Hilliard            Other Company            Position With Other Company
-          -------------------------------        ----------------------    ---------------------------
        James M. Rogers                        None
        Executive Vice President,
        Chief Operating Officer and
        Director

        James R. Allen                         None
        President and Director

        Paul J. Moretti                        None
        Executive Vice President and
        Chief Financial Officer

        William S. Demchak                     PNC Financial Services        Vice Chairman
        Director                               Group, Inc.

        Joseph C. Guyaux                       PNC Financial Services        President
        Director                               Group, Inc.

        Joan L. Gulley                         PNC Advisors                  Executive Vice President
        Director

        John R. Bugh                           None
        Executive Vice President

        Carmella Miller                        None
        Executive Vice President,
        Chief Administrative Officer and
        Director

Item 27. PRINCIPAL UNDERWRITER

    (a)PFPC Distributors, Inc. (the "Distributor") acts as principal underwriter for the following investment companies:

             AB Funds Trust
             AFBA 5 Star Funds, Inc.
             Atlantic Whitehall Funds Trust
             Highland Floating Rate Fund
             Highland Floating Rate Advantage Fund
             Forward Funds, Inc
             Harris Insight Funds Trust

             Hillview Investment Trust II
             Kalmar Pooled Investment Trust
             Matthews Asian Funds
             Metropolitan West Funds
             The RBB Fund, Inc.
             RS Investment Trust
             Stratton Growth Fund, Inc.
             Stratton Monthly Dividend REIT Shares, Inc.
             The Stratton Funds, Inc.
             Van Wagoner Funds
             Wilshire Mutual Funds, Inc.
             Wilshire Variable Insurance Trust

Distributed by BlackRock Distributors, Inc., a wholly owned subsidiary of PFPC Distributors, Inc.:

             BlackRock Provident Institutional Funds
             BlackRock Funds
             International Dollar Reserve Fund I, Ltd.
             BlackRock Bond Allocation Target Shares

Distributed by MGI Funds Distributors, Inc., a wholly owned subsidiary of PFPC Distributors, Inc.: MGI Funds.

Distributed by Northern Funds Distributors, LLC., a wholly owned subsidiary of PFPC Distributors, Inc.:

             Northern Funds
             Northern Institutional Funds

Distributed by ABN AMRO Distribution Services (USA), Inc., a wholly owned subsidiary of PFPC Distributors, Inc

             ABN AMRO Funds

PFPC Distributors, Inc. is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. PFPC Distributors, Inc. is located at 760 Moore Road, King of Prussia, Pennsylvania 19406.

(b) The following is a list of the executive officers, directors, and partners of PFPC Distributors, Inc.:

Name                 Title with PFPC Distributors
----                 ----------------------------
Brian Burns          --  Chairman, Chief Executive Officer, Director and President
Michael Denofrio     --  Director
Nick Marsini         --  Director
Rita G. Adler            Chief Compliance Officer & Anti-Money Laundering Officer
Christine A. Ritch   --  Chief Legal Officer, Assistant Secretary and Assistant Clerk
Steven B. Sunnerberg --  Secretary and Clerk
Julie Bartos         --  Assistant Secretary and Assistant Clerk
Bradley A. Stearns   --  Assistant Secretary and Assistant Clerk
Amy Brennan          --  Assistant Secretary and Assistant Clerk
Craig Stokarski      --  Treasurer and Financial & Operations Principal
Douglas D. Castagna  --  Controller and Assistant Treasurer
Bruno DiStefano      --  Vice President
Susan K. Moscaritolo --  Vice President

      (c) Not applicable.

Item 28. LOCATION OF ACCOUNTS AND RECORDS

(1)PFPC Trust Company (assignee under custodian agreement), 8800 Tinicum Boulevard, Suite 200, Philadelphia, Pennsylvania 19153 (records relating to its functions as sub-adviser and custodian).

(2)PFPC Distributors, Inc., 760 Moore Road, Valley Forge, Pennsylvania 19406. (records relating to its functions as distributor).

(3)BlackRock Institutional Management Corporation, Bellevue Corporate Center, 100 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as investment adviser, sub-adviser and administrator).

(4)PFPC Inc., Bellevue Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as transfer agent and dividend disbursing agent).

(5)Drinker Biddle & Reath LLP, One Logan Square, 18/th/ and Cherry Streets, Philadelphia, Pennsylvania 19103 (Registrant's Articles of Incorporation, By-Laws and Minute Books).

(6)Numeric Investors LLC, 1 Memorial Drive, Cambridge, Massachusetts 02142 (records relating to its function as investment adviser).

(7)Boston Partners Asset Management, L.L.C., 28 State Street, Boston, Massachusetts 02111 (records relating to its function as investment adviser).

(8)Schneider Capital Management Co., 460 East Swedesford Road, Suite 1080, Wayne, Pennsylvania 19087 (records relating to its function as investment adviser).

(9)Bogle Investment Management, L.P., 57 River Street, Suite 206, Wellesley, Massachusetts 02481 (records relating to its function as investment adviser).

(10)Bear Stearns & Co. Inc., Funds Management Department, 383 Madison Avenue, New York, New York 10179 (records relating to its function as co-administrator for investment portfolios advised by Numeric Investors LLC)

(11)WesCorp Investment Services, LLC, 924 Overland Court, San Dimas, California 91773 (records relating to its function as investment adviser).

(12)Weiss, Peck & Greer Investments, 909 Third Avenue, New York, New York 10022 (records relating to its function as investment adviser).

(13)Hilliard Lyons Research Advisors, a division of J. J. B. Hilliard, W. L. Lyons, Inc., 501 South 4/th/ Street, Louisville, Kentucky 40202 (records relating to its function as investment adviser).

Item 29. MANAGEMENT SERVICES

      None.

Item 30. UNDERTAKINGS

(a)Registrant hereby undertakes to hold a meeting of shareholders for the purpose of considering the removal of directors in the event the requisite number of shareholders so request.

(b)Registrant hereby undertakes to furnish each person to whom a prospectus is delivered a copy of Registrant's latest annual report to shareholders upon request and without charge.

                                  SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 101 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Wilmington, and State of Delaware on the 29th day of December 2005.

                                              THE RBB FUND, INC.

                                              By: /s/ Edward J. Roach
                                                  -----------------------------
                                                  Edward J. Roach
                                                  President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to Registrant's Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE                TITLE                          DATE
---------                -----                          ----
/s/ Edward J. Roach      President (Principal           December 29, 2005
------------------------ Executive Officer) and
Edward J. Roach          Treasurer (Principal
                         Financial and Accounting
                         Officer)

*J. Richard Carnall      Director                       December 29, 2005
------------------------
J. Richard Carnall

*Francis J. McKay        Director                       December 29, 2005
------------------------
Francis J. McKay

*Marvin E. Sternberg     Director                       December 29, 2005
------------------------
Marvin E. Sternberg

*Julian A. Brodsky       Director                       December 29, 2005
------------------------
Julian A. Brodsky

*Arnold M. Reichman      Director                       December 29, 2005
------------------------
Arnold M. Reichman

*Robert Sablowsky        Director                       December 29, 2005
------------------------
Robert Sablowsky

*By: /s/ Edward J. Roach
     -------------------
     Edward J. Roach
     Attorney-in-Fact

                              THE RBB FUND, INC.
                                (the "Company")

                               POWER OF ATTORNEY

   Know All Men by These Presents, that the undersigned, Francis J. McKay, hereby constitutes and appoints Edward J. Roach and Michael P. Malloy, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED: November 9, 2000

       /s/ Francis J. McKay
       -------------------------
       Francis J. McKay

                              THE RBB FUND, INC.
                                (the "Company")

                               POWER OF ATTORNEY

   Know All Men by These Presents, that the undersigned, Marvin E. Sternberg, hereby constitutes and appoints Edward J. Roach and Michael P. Malloy, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED: November 9, 2000

       /s/ Marvin E. Sternberg
       -------------------------
       Marvin E. Sternberg

                              THE RBB FUND, INC.
                                (the "Company")

                               POWER OF ATTORNEY

   Know All Men by These Presents, that the undersigned, Julian Brodsky, hereby constitutes and appoints Edward J. Roach and Michael P. Malloy, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED: November 9, 2000

       /s/ Julian Brodsky
       -------------------------
       Julian Brodsky

                              THE RBB FUND, INC.
                                (the "Company")

                               POWER OF ATTORNEY

   Know All Men by These Presents, that the undersigned, Arnold Reichman, hereby constitutes and appoints Edward J. Roach and Michael P. Malloy, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED: November 9, 2000

       /s/ Arnold Reichman
       -------------------------
       Arnold Reichman

                              THE RBB FUND, INC.
                                (the "Company")

                               POWER OF ATTORNEY

   Know All Men by These Presents, that the undersigned, Robert Sablowsky, hereby constitutes and appoints Edward J. Roach and Michael P. Malloy, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED: November 9, 2000

       /s/ Robert Sablowsky
       -------------------------
       Robert Sablowsky

                              THE RBB FUND, INC.
                                (the "Company")

                               POWER OF ATTORNEY

   Know All Men by These Presents, that the undersigned, J. Richard Carnall, hereby constitutes and appoints Edward J. Roach and Michael P. Malloy, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED: September 10, 2002

       /s/ J. Richard Carnall
       -------------------------
       J. Richard Carnall

                                 EXHIBIT INDEX

The following exhibits are filed as part of this Registration Statement.

EXHIBIT   DESCRIPTION
-------   -----------
  (d)(23) Contractual Fee Waiver Agreement between Registrant and Schneider Capital Management Company for the Schneider
          Small Cap Value Fund.

  (d)(24) Contractual Fee Waiver Agreement between Registrant and Schneider Capital Management Company for the Schneider
          Value Fund.

  (d)(25) Contractual Fee Waiver Agreement between Registrant and Bogle Investment Management, L.P. for the Bogle Small
          Cap Growth Fund.

  (e)(8)  Distribution Agreement Supplement between Registrant and PFPC Distributors, Inc. (Robeco WPG Core Bond Fund -
          Institutional Class) is filed herewith.

  (e)(9)  Distribution Agreement Supplement between Registrant and PFPC Distributors, Inc. (Robeco WPG Large Cap Growth
          Fund - Institutional Class) is filed herewith.

  (e)(10) Distribution Agreement Supplement between Registrant and PFPC Distributors, Inc. (Robeco WPG Tudor Fund-
          Institutional Class) is filed herewith.

  (e)(11) Form of Distribution Agreement Supplement between Registrant and PFPC Distributors, Inc. (Robeco WPG Core Bond
          Fund-Retirement Class) is filed herewith.

  (e)(12) Form of Distribution Agreement Supplement between Registrant and PFPC Distributors, Inc. (Robeco WPG Core Bond
          Fund-Investor Class) is filed herewith.

  (g)(22) Custodian Agreement among Registrant, PFPC Trust Company and Citibank N.A.

  (i)(1)  Legal Opinion of Drinker Biddle & Reath LLP.

  (i)(2)  Consent of Drinker Biddle & Reath LLP.

  (j)(1)  Consent of PricewaterhouseCoopers LLP.

  (m)(19) Agreement among Registrant, Bear Stearns Securities Corp. and PFPC Distributors, Inc.

                                     C-36